UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2023

Item 1.

Reports to Stockholders

010 - Annual Front Cover Html
Fidelity® Climate Action Fund

Annual Report
May 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Class A (incl.5.75% sales charge)	-6.07%	-8.84%
Class M (incl.3.50% sales charge)	-4.04%	-7.95%
Class C (incl. contingent deferred sales charge)	-2.12%	-6.75%
Fidelity® Climate Action Fund	-0.08%	-5.81%
Class I	-0.08%	-5.81%
Class Z	0.15%	-5.65%

A   From June 15, 2021
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Climate Action Fund, a class of the fund, on June 15, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI ACWI (All Country World Index) Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74 the next three months through September. However, the index reversed course in both October (+ 6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Portfolio Manager Asher Anolic:
For the fiscal year ending May 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned roughly -1% to 0%, underperforming the 5.25% gain of the MSCI World Climate Change (Net MA) Index, as well as the broad-based MSCI World (Net MA) Index. By region, stock picks in Europe ex U.K. and emerging markets, specifically China, notably pressured the portfolio's relative result the past 12 months. By sector, the primary detractors from performance versus the benchmark were stock selection and an underweight in information technology. Subpar picks and an overweight in utilities also hampered relative performance. Investment choices among consumer discretionary stocks, especially within the consumer durables & apparel industry, proved to be headwind as well. Not owning Apple, a benchmark component that gained about 20%, was the portfolio's biggest individual relative detractor. Outsized exposure to Volue (-56%), where we increased our stake in the company the past 12 months, was another negative. An overweight in DSM (-26%) also hurt. Conversely, a larger-than-benchmark allocation to emerging markets, specifically China, along with an underweight in Asia Pacific ex Japan, contributed most to the fund's relative return this period. By sector, the primary contributors to performance versus the benchmark were stock picks and an underweight in real estate, especially within the equity real estate investment trusts industry. Investment choices and outsized exposure to industrials, as well as an underweight in consumer discretionary, further boosted the fund's relative performance. The biggest individual relative contributor was a smaller-than-benchmark investment in Tesla, which returned approximately -19% the past year and was not held at period end. Also adding value was our outsized stake in Quanta Services, which rose 49%. We reduced our position in the stock the past 12 months. Avoiding Intel, a benchmark component that returned -27%, further aided relative performance.
Note to shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	6.8
NVIDIA Corp.	5.1
Alphabet, Inc. Class A	3.0
Accenture PLC Class A	2.4
Procter & Gamble Co.	2.3
MasterCard, Inc. Class A	2.0
Prologis (REIT), Inc.	1.9
Marsh & McLennan Companies, Inc.	1.8
Vestas Wind Systems A/S	1.8
Sanofi SA	1.7
28.8

Market Sectors (% of Fund's net assets)

Information Technology	28.2
Industrials	19.9
Financials	13.4
Health Care	10.9
Consumer Discretionary	9.9
Consumer Staples	5.2
Utilities	3.2
Communication Services	3.0
Materials	2.1
Real Estate	1.9
Energy	1.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.0%
Interactive Media & Services - 3.0%
Alphabet, Inc. Class A (a)	5,617	690,161
CONSUMER DISCRETIONARY - 9.9%
Automobiles - 1.3%
BYD Co. Ltd. (A Shares) (a)	2,896	103,295
Hyundai Motor Co. Ltd.	1,292	195,381
		298,676
Broadline Retail - 1.0%
MercadoLibre, Inc. (a)	190	235,410
Hotels, Restaurants & Leisure - 2.7%
Amadeus IT Holding SA Class A	3,989	286,271
Chipotle Mexican Grill, Inc. (a)	41	85,136
Compass Group PLC	9,422	258,202
		629,609
Household Durables - 2.1%
Chervon Holdings Ltd.	24,868	108,613
Sony Group Corp.	3,897	365,462
		474,075
Specialty Retail - 1.5%
The Home Depot, Inc.	1,226	347,510
Textiles, Apparel & Luxury Goods - 1.3%
Kering SA	147	78,595
NIKE, Inc. Class B	1,063	111,891
On Holding AG (a)	3,516	96,514
		287,000
TOTAL CONSUMER DISCRETIONARY		2,272,280
CONSUMER STAPLES - 5.2%
Consumer Staples Distribution & Retail - 0.5%
Walmart, Inc.	749	110,006
Food Products - 0.8%
Danone SA	3,140	185,853
Household Products - 2.3%
Procter & Gamble Co.	3,595	512,288
Personal Care Products - 1.6%
L'Oreal SA	868	371,631
TOTAL CONSUMER STAPLES		1,179,778
ENERGY - 1.0%
Energy Equipment & Services - 0.6%
Baker Hughes Co. Class A	5,000	136,250
Oil, Gas & Consumable Fuels - 0.4%
Centrus Energy Corp. Class A (a)	2,948	86,937
TOTAL ENERGY		223,187
FINANCIALS - 13.4%
Banks - 1.3%
Amalgamated Financial Corp.	10,123	143,949
The Toronto-Dominion Bank	2,641	149,491
		293,440
Capital Markets - 6.8%
Intercontinental Exchange, Inc.	3,527	373,686
Moody's Corp.	1,078	341,597
Morgan Stanley	4,076	333,254
MSCI, Inc.	473	222,561
S&P Global, Inc.	780	286,595
		1,557,693
Consumer Finance - 1.5%
American Express Co.	2,215	351,210
Financial Services - 2.0%
MasterCard, Inc. Class A	1,241	452,990
Insurance - 1.8%
Marsh & McLennan Companies, Inc.	2,345	406,107
TOTAL FINANCIALS		3,061,440
HEALTH CARE - 10.9%
Biotechnology - 1.4%
Gilead Sciences, Inc.	3,796	292,064
Repligen Corp. (a)	162	27,203
		319,267
Health Care Providers & Services - 1.1%
Elevance Health, Inc.	543	243,166
Life Sciences Tools & Services - 5.2%
Agilent Technologies, Inc.	3,041	351,752
Danaher Corp.	1,204	276,462
Mettler-Toledo International, Inc. (a)	183	241,902
Thermo Fisher Scientific, Inc.	642	326,431
		1,196,547
Pharmaceuticals - 3.2%
Novo Nordisk A/S Series B	2,158	347,289
Sanofi SA	3,863	391,775
		739,064
TOTAL HEALTH CARE		2,498,044
INDUSTRIALS - 19.9%
Aerospace & Defense - 1.7%
BWX Technologies, Inc.	1,776	107,128
Hexcel Corp.	3,983	274,787
		381,915
Building Products - 1.6%
Nibe Industrier AB (B Shares)	10,292	98,208
Trane Technologies PLC	1,578	257,577
		355,785
Commercial Services & Supplies - 0.1%
Tetra Tech, Inc.	143	19,658
Construction & Engineering - 2.0%
AECOM	3,726	290,814
Quanta Services, Inc.	978	173,673
		464,487
Electrical Equipment - 7.9%
Bloom Energy Corp. Class A (a)	4,028	55,264
Contemporary Amperex Technology Co. Ltd.	2,770	86,146
Eaton Corp. PLC	1,542	271,238
Enovix Corp. (a)	1,109	14,716
Fluence Energy, Inc. (a)	4,615	114,452
Hubbell, Inc. Class B	516	145,749
NEL ASA (a)	26,896	34,092
NuScale Power Corp. (a)	4,067	30,503
Rockwell Automation, Inc.	1,042	290,301
Schneider Electric SA	2,093	362,087
Vestas Wind Systems A/S (a)	14,221	405,051
		1,809,599
Machinery - 3.3%
Energy Recovery, Inc. (a)	5,396	128,479
Industrie de Nora SpA	5,705	119,583
Ingersoll Rand, Inc.	4,203	238,142
Japan Steel Works Ltd.	3,121	64,223
Westinghouse Air Brake Tech Co.	1,429	132,368
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	22,600	82,593
		765,388
Professional Services - 3.3%
Arcadis NV	3,556	144,210
ICF International, Inc.	1,115	124,869
KBR, Inc.	6,617	390,535
RELX PLC (London Stock Exchange)	3,437	107,491
		767,105
TOTAL INDUSTRIALS		4,563,937
INFORMATION TECHNOLOGY - 28.2%
Electronic Equipment, Instruments & Components - 1.2%
Flex Ltd. (a)	5,958	151,274
Landis+Gyr Group AG	1,384	122,330
		273,604
IT Services - 2.4%
Accenture PLC Class A	1,788	546,985
Semiconductors & Semiconductor Equipment - 14.4%
Advantest Corp.	451	57,975
AEHR Test Systems (a)	2,842	93,843
Aixtron AG	5,939	184,161
Allegro MicroSystems LLC (a)	3,634	142,925
Analog Devices, Inc.	1,364	242,369
Applied Materials, Inc.	2,850	379,905
Enphase Energy, Inc. (a)	876	152,319
First Solar, Inc. (a)	566	114,875
NVIDIA Corp.	3,076	1,163,774
onsemi (a)	3,275	273,790
SolarEdge Technologies, Inc. (a)	752	214,192
STMicroelectronics NV (depository receipt)	3,587	155,819
Universal Display Corp.	866	127,588
		3,303,535
Software - 10.2%
Aspen Technology, Inc. (a)	1,699	278,500
Autodesk, Inc. (a)	842	167,886
Microsoft Corp.	4,694	1,541,468
PTC, Inc. (a)	1,836	246,758
Volue A/S (a)	66,566	97,029
		2,331,641
TOTAL INFORMATION TECHNOLOGY		6,455,765
MATERIALS - 2.1%
Chemicals - 1.3%
Koninklijke DSM NV	889	109,347
Sika AG	646	176,759
		286,106
Construction Materials - 0.5%
Hoffmann Green Cement Technologies SAS (a)	2,895	30,635
Holcim AG	1,451	89,442
		120,077
Metals & Mining - 0.3%
Norsk Hydro ASA	11,883	71,920
TOTAL MATERIALS		478,103
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Prologis (REIT), Inc.	3,508	436,921
UTILITIES - 3.2%
Electric Utilities - 1.8%
Elia Group SA/NV	1,810	218,816
ORSTED A/S (b)	2,277	199,374
		418,190
Independent Power and Renewable Electricity Producers - 1.4%
Brookfield Renewable Corp.	9,062	304,302
TOTAL UTILITIES		722,492
TOTAL COMMON STOCKS (Cost $21,963,300)		22,582,108

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
CelLink Corp. Series D (a)(c)(d) (Cost $8,330)	400	5,224

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (e) (Cost $424,905)	424,821	424,905

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $22,396,535)	23,012,237
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(126,083)
NET ASSETS - 100.0%	22,886,154

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $199,374 or 0.9% of net assets.

(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,224 or 0.0% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CelLink Corp. Series D	1/20/22	8,330

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	409,555	5,336,600	5,321,250	10,557	-	-	424,905	0.0%
Total	409,555	5,336,600	5,321,250	10,557	-	-	424,905

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	690,161	690,161	-	-
Consumer Discretionary	2,272,280	1,283,750	988,530	-
Consumer Staples	1,179,778	622,294	557,484	-
Energy	223,187	223,187	-	-
Financials	3,061,440	3,061,440	-	-
Health Care	2,498,044	2,150,755	347,289	-
Industrials	4,563,937	3,689,308	874,629	-
Information Technology	6,460,989	6,455,765	-	5,224
Materials	478,103	229,424	248,679	-
Real Estate	436,921	436,921	-	-
Utilities	722,492	722,492	-	-

Money Market Funds	424,905	424,905	-	-
Total Investments in Securities:	23,012,237	19,990,402	3,016,611	5,224
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $21,971,630)	$22,587,332
Fidelity Central Funds (cost $424,905)	424,905

Total Investment in Securities (cost $22,396,535)		$23,012,237
Foreign currency held at value (cost $498)		496
Receivable for investments sold		137,134
Receivable for fund shares sold		2,850
Dividends receivable		31,300
Reclaims receivable		13,511
Distributions receivable from Fidelity Central Funds		1,085
Prepaid expenses		4
Receivable from investment adviser for expense reductions		52,944
Other receivables		390
Total assets		23,251,951
Liabilities
Payable for investments purchased	$219,075
Payable for fund shares redeemed	82,829
Accrued management fee	11,338
Distribution and service plan fees payable	456
Other affiliated payables	5,431
Audit fee payable	38,542
Other payables and accrued expenses	8,126
Total Liabilities		365,797
Net Assets		$22,886,154
Net Assets consist of:
Paid in capital		$26,736,589
Total accumulated earnings (loss)		(3,850,435)
Net Assets		$22,886,154

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($449,333 ÷ 50,757 shares)(a)		$8.85
Maximum offering price per share (100/94.25 of $8.85)		$9.39
Class M :
Net Asset Value and redemption price per share ($431,097 ÷ 48,937 shares)(a)		$8.81
Maximum offering price per share (100/96.50 of $8.81)		$9.13
Class C :
Net Asset Value and offering price per share ($198,976 ÷ 22,810 shares)(a)		$8.72
Fidelity Climate Action Fund :
Net Asset Value, offering price and redemption price per share ($21,237,112 ÷ 2,387,884 shares)		$8.89
Class I :
Net Asset Value, offering price and redemption price per share ($299,881 ÷ 33,721 shares)		$8.89
Class Z :
Net Asset Value, offering price and redemption price per share ($269,755 ÷ 30,247 shares)		$8.92
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$247,396
Income from Fidelity Central Funds		10,557
Total Income		257,953
Expenses
Management fee
Basic fee	$139,938
Performance adjustment	(12,696)
Transfer agent fees	52,456
Distribution and service plan fees	5,403
Accounting fees and expenses	7,321
Custodian fees and expenses	18,994
Independent trustees' fees and expenses	100
Registration fees	81,912
Audit	57,268
Legal	10
Miscellaneous	79
Total expenses before reductions	350,785
Expense reductions	(129,604)
Total expenses after reductions		221,181
Net Investment income (loss)		36,772
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,924,467)
Foreign currency transactions	(1,108)
Total net realized gain (loss)		(2,925,575)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,966,431
Assets and liabilities in foreign currencies	23
Total change in net unrealized appreciation (depreciation)		2,966,454
Net gain (loss)		40,879
Net increase (decrease) in net assets resulting from operations		$77,651
Statement of Changes in Net Assets

	Year ended May 31, 2023	For the period June 15, 2021 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,772	$5,217
Net realized gain (loss)	(2,925,575)	(1,576,313)
Change in net unrealized appreciation (depreciation)	2,966,454	(2,350,796)
Net increase (decrease) in net assets resulting from operations	77,651	(3,921,892)
Distributions to shareholders	(6,506)	-
Share transactions - net increase (decrease)	2,655,027	24,081,874
Total increase (decrease) in net assets	2,726,172	20,159,982

Net Assets
Beginning of period	20,159,982	-
End of period	$22,886,154	$20,159,982

Financial Highlights
Fidelity Advisor® Climate Action Fund Class A

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.88	$10.00
Income from Investment Operations
Net investment income (loss) B,C	- D	(.02)
Net realized and unrealized gain (loss)	(.03) E	(1.10)
Total from investment operations	(.03)	(1.12)
Net asset value, end of period	$8.85	$8.88
Total Return F,G,H	(.34)%	(11.20)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.95%	2.95% K
Expenses net of fee waivers, if any	1.30%	1.29% K
Expenses net of all reductions	1.30%	1.29% K
Net investment income (loss)	(.05)%	(.19)% K
Supplemental Data
Net assets, end of period (000 omitted)	$449	$405
Portfolio turnover rate L	51%	57% K

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Climate Action Fund Class M

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.86	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.03)	(.04)
Net realized and unrealized gain (loss)	(.02) D	(1.10)
Total from investment operations	(.05)	(1.14)
Net asset value, end of period	$8.81	$8.86
Total Return E,F,G	(.56)%	(11.40)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.04%	3.33% J
Expenses net of fee waivers, if any	1.55%	1.55% J
Expenses net of all reductions	1.55%	1.55% J
Net investment income (loss)	(.30)%	(.45)% J
Supplemental Data
Net assets, end of period (000 omitted)	$431	$132
Portfolio turnover rate K	51%	57% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Climate Action Fund Class C

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.07)	(.09)
Net realized and unrealized gain (loss)	(.03) D	(1.09)
Total from investment operations	(.10)	(1.18)
Net asset value, end of period	$8.72	$8.82
Total Return E,F,G	(1.13)%	(11.80)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.63%	3.55% J
Expenses net of fee waivers, if any	2.05%	2.04% J
Expenses net of all reductions	2.05%	2.04% J
Net investment income (loss)	(.80)%	(.94)% J
Supplemental Data
Net assets, end of period (000 omitted)	$199	$265
Portfolio turnover rate K	51%	57% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the contingent deferred sales charge.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Climate Action Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.90	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.01
Net realized and unrealized gain (loss)	(.03) D	(1.11)
Total from investment operations	(.01)	(1.10)
Distributions from net investment income	- E	-
Net asset value, end of period	$8.89	$8.90
Total Return F,G	(.08)%	(11.00)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.68%	2.66% J
Expenses net of fee waivers, if any	1.05%	1.05% J
Expenses net of all reductions	1.05%	1.05% J
Net investment income (loss)	.20%	.06% J
Supplemental Data
Net assets, end of period (000 omitted)	$21,237	$19,057
Portfolio turnover rate K	51%	57% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

EAmount represents less than $.005 per share.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Climate Action Fund Class I

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.90	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.01
Net realized and unrealized gain (loss)	(.03) D	(1.11)
Total from investment operations	(.01)	(1.10)
Distributions from net investment income	- E	-
Net asset value, end of period	$8.89	$8.90
Total Return F,G	(.08)%	(11.00)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.55%	2.93% J
Expenses net of fee waivers, if any	1.04%	1.04% J
Expenses net of all reductions	1.04%	1.04% J
Net investment income (loss)	.20%	.06% J
Supplemental Data
Net assets, end of period (000 omitted)	$300	$192
Portfolio turnover rate K	51%	57% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

EAmount represents less than $.005 per share.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Climate Action Fund Class Z

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.91	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03	.02
Net realized and unrealized gain (loss)	(.02) D	(1.11)
Total from investment operations	.01	(1.09)
Distributions from net investment income	- E	-
Net asset value, end of period	$8.92	$8.91
Total Return F,G	.15%	(10.90)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.40%	3.00% J
Expenses net of fee waivers, if any	.90%	.90% J
Expenses net of all reductions	.89%	.90% J
Net investment income (loss)	.35%	.20% J
Supplemental Data
Net assets, end of period (000 omitted)	$270	$109
Portfolio turnover rate K	51%	57% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

EAmount represents less than $.005 per share.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity Climate Action Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Climate Action, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Because the Fund focuses its investments in equity securities of climate aware companies, it will be more susceptible to events or factors affecting these companies. The Fund is particularly exposed to such developments as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,007,335
Gross unrealized depreciation	(1,469,463)
Net unrealized appreciation (depreciation)	$537,872
Tax Cost	$22,474,365

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,654
Capital loss carryforward	$(4,412,916)
Net unrealized appreciation (depreciation) on securities and other investments	$537,828

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,190,530)
Long-term	(1,222,386)
Total capital loss carryforward	$(4,412,916)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$6,506	$-
Total	$6,506	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Climate Action Fund	13,299,641	10,497,917

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Climate Action as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. The Fund's performance adjustment took effect in June 2022. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$992	$228
Class M	.25%	.25%	1,996	321
Class C	.75%	.25%	2,415	1,501
			$5,403	$2,050

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$295
Class M	108
$403

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,090.27
Class M	737.19
Class C	580.24
Fidelity Climate Action Fund	49,584.26
Class I	363.14
Class Z	102.04
	$52,456

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Climate Action Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Climate Action Fund	$ 154

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Climate Action Fund	563,834	770,784	(126,081)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Climate Action Fund	$38

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2024. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$2,598
Class M	1.55%	1,954
Class C	2.05%	1,385
Fidelity Climate Action Fund	1.05%	120,185
Class I	1.05%	1,279
Class Z	.90%	1,199
		$128,600

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $160.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $844.

8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended May 31, 2023	Year ended May 31, 2022 A
Fidelity Climate Action Fund
Distributions to shareholders
Fidelity Climate Action Fund	6,404	-
Class I	65	-
Class Z	37	-
Total	$6,506	$-

A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2023	Year ended May 31, 2022 A	Year ended May 31, 2023	Year ended May 31, 2022 A
Fidelity Climate Action Fund
Class A
Shares sold	18,907	69,899	$163,388	$727,430
Shares redeemed	(13,763)	(24,286)	(114,724)	(224,337)
Net increase (decrease)	5,144	45,613	$48,664	$503,093
Class M
Shares sold	44,693	20,283	$359,887	$205,303
Shares redeemed	(10,692)	(5,347)	(91,173)	(54,128)
Net increase (decrease)	34,001	14,936	$268,714	$151,175
Class C
Shares sold	3,385	48,324	$29,156	$508,720
Shares redeemed	(10,644)	(18,255)	(90,431)	(174,926)
Net increase (decrease)	(7,259)	30,069	$(61,275)	$333,794
Fidelity Climate Action Fund
Shares sold	897,710	2,931,754	$7,735,911	$30,765,171
Reinvestment of distributions	700	-	5,821	-
Shares redeemed	(651,433)	(790,847)	(5,591,632)	(8,022,973)
Net increase (decrease)	246,977	2,140,907	$2,150,100	$22,742,198
Class I
Shares sold	13,275	21,601	$101,890	$227,485
Reinvestment of distributions	8	-	65	-
Shares redeemed	(1,163)	-	(9,038)	-
Net increase (decrease)	12,120	21,601	$92,917	$227,485
Class Z
Shares sold	22,454	12,403	$192,863	$126,011
Reinvestment of distributions	4	-	37	-
Shares redeemed	(4,407)	(207)	(36,993)	(1,882)
Net increase (decrease)	18,051	12,196	$155,907	$124,129

A For the period June 15, 2021 (commencement of operations) through May 31, 2022.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Climate Action Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Climate Action Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period from June 15, 2021 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from June 15, 2021 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023
Fidelity® Climate Action Fund
Class A	1.30%
Actual		$ 1,000	$ 1,006.80	$ 6.50
Hypothetical-B		$ 1,000	$ 1,018.45	$ 6.54
Class M	1.55%
Actual		$ 1,000	$ 1,006.90	$ 7.76
Hypothetical-B		$ 1,000	$ 1,017.20	$ 7.80
Class C	2.05%
Actual		$ 1,000	$ 1,003.50	$ 10.24
Hypothetical-B		$ 1,000	$ 1,014.71	$ 10.30
Fidelity® Climate Action Fund	1.05%
Actual		$ 1,000	$ 1,007.90	$ 5.26
Hypothetical-B		$ 1,000	$ 1,019.70	$ 5.29
Class I	1.04%
Actual		$ 1,000	$ 1,007.90	$ 5.21
Hypothetical-B		$ 1,000	$ 1,019.75	$ 5.24
Class Z	.90%
Actual		$ 1,000	$ 1,010.20	$ 4.51
Hypothetical-B		$ 1,000	$ 1,020.44	$ 4.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity Climate Action Fund, Class I, and Class Z designate 100% of the dividends distributed in July, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Climate Action Fund, Class I, and Class Z designate 100% of the dividends distributed in July, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity Climate Action Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of the fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9901890.101
CLA-ANN-0723
010 - Annual Front Cover Html
Fidelity® Agricultural Productivity Fund
Fidelity® Water Sustainability Fund

Annual Report
May 31, 2023

Contents

Fidelity® Agricultural Productivity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Water Sustainability Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Agricultural Productivity Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Agricultural Productivity Fund	-15.66%	21.67%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Agricultural Productivity Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Agricultural Productivity Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI ACWI (All Country World Index) Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74 the next three months through September. However, the index reversed course in both October (+ 6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Managers Steven Calhoun and David Wagner:
For the fiscal year ending May 31, 2023, the fund returned -15.66%, outperforming the -17.30% result of the MSCI ACWI Select Agriculture Producers IMI 25/50 Index Net MA, but underperforming the broad-based MSCI All Country World Index (Net MA). By region, stock picks in the U.S. and an underweighting in Asia Pacific ex Japan notably contributed to the fund's relative result. Versus the benchmark, security selection was the primary contributor, led by the food, beverage & tobacco industry. Lastly, the fund's position in cash was a notable contributor. The fund's top individual relative contributor was an outsized stake in Lamb Weston Holdings, which gained 69% the past 12 months. Though we reduced the fund's stake this period, the company was among our biggest holdings as of May 31. Also boosting value was our overweighting in Ingredion, which gained roughly 15%. We reduced our position in the company, but Ingredion was among the fund's largest holdings at period end. Avoiding ICL Group, a benchmark component that returned about -46%, also helped relative performance. In contrast, an underweighting and stock picks in emerging markets and Europe ex U.K. hindered the fund's relative result. By industry, the largest detractor from performance versus the benchmark was an overweighting in materials. An underweighting in food, beverage & tobacco also hurt the fund's relative performance. The fund's biggest individual relative detractor was an underweight stake in Mowi, which returned -51% the past year. Mowi was not held at period end. Also hampering performance was our outsized stake in Nutrien, which returned about -45%. Nutrien was one of the fund's largest holdings. Avoiding PI Industries, a benchmark component that gained approximately 23%, also hurt relative performance.
Note to shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Agricultural Productivity Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Deere & Co.	21.7
Corteva, Inc.	13.1
Archer Daniels Midland Co.	8.3
Nutrien Ltd.	6.1
Lamb Weston Holdings, Inc.	5.0
FMC Corp.	4.8
Ingredion, Inc.	4.8
Bunge Ltd.	4.5
Darling Ingredients, Inc.	3.7
Toro Co.	3.7
75.7

Market Sectors (% of Fund's net assets)

Consumer Staples	37.3
Materials	31.6
Industrials	27.1

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Agricultural Productivity Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
CONSUMER STAPLES - 37.3%
Food Products - 37.3%
Adecoagro SA	60,779	531,208
Archer Daniels Midland Co.	97,817	6,910,771
Bakkafrost	44,950	2,939,920
Bunge Ltd.	39,972	3,703,006
Cranswick PLC	37,399	1,511,981
Darling Ingredients, Inc. (a)	48,784	3,091,930
First Resources Ltd.	662,199	739,422
Ingredion, Inc.	37,672	3,940,491
Lamb Weston Holdings, Inc.	37,359	4,154,321
Origin Enterprises PLC	174,321	652,161
Pilgrim's Pride Corp. (a)	47,205	1,047,951
Sakata Seed Corp.	59,168	1,656,237
		30,879,399
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Calyxt, Inc. (a)	800	5,040
INDUSTRIALS - 27.1%
Machinery - 27.1%
AGCO Corp.	13,107	1,445,440
Deere & Co.	51,985	17,985,770
Toro Co.	31,361	3,068,047
		22,499,257
MATERIALS - 31.6%
Chemicals - 31.6%
CF Industries Holdings, Inc.	36,990	2,275,255
Corteva, Inc.	203,053	10,861,305
FMC Corp.	38,337	3,990,115
Nufarm Ltd.	356,308	1,263,095
Nutrien Ltd.	95,930	5,054,080
OCI NV	52,153	1,158,966
Sabic Agriculture-Nutrients Co.	47,938	1,597,593
		26,200,409
TOTAL COMMON STOCKS (Cost $75,057,177)		79,584,105

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (b) (Cost $3,462,746)	3,462,054	3,462,746

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $78,519,923)	83,046,851
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(144,674)
NET ASSETS - 100.0%	82,902,177

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	2,644,690	74,561,643	73,743,587	82,550	-	-	3,462,746	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	117,300	49,729,949	49,847,249	5,959	-	-	-	0.0%
Total	2,761,990	124,291,592	123,590,836	88,509	-	-	3,462,746

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Staples	30,879,399	30,879,399	-	-
Health Care	5,040	5,040	-	-
Industrials	22,499,257	22,499,257	-	-
Materials	26,200,409	26,200,409	-	-

Money Market Funds	3,462,746	3,462,746	-	-
Total Investments in Securities:	83,046,851	83,046,851	-	-
Fidelity® Agricultural Productivity Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $75,057,177)	$79,584,105
Fidelity Central Funds (cost $3,462,746)	3,462,746

Total Investment in Securities (cost $78,519,923)		$83,046,851
Foreign currency held at value (cost $123,602)		122,627
Receivable for investments sold		207,018
Receivable for fund shares sold		50,890
Dividends receivable		225,255
Distributions receivable from Fidelity Central Funds		10,477
Prepaid expenses		22
Receivable from investment adviser for expense reductions		11,913
Other receivables		1,064
Total assets		83,676,117
Liabilities
Payable for investments purchased	$5,404
Payable for fund shares redeemed	649,164
Accrued management fee	51,766
Other affiliated payables	26,296
Audit fee payable	32,061
Other payables and accrued expenses	9,249
Total Liabilities		773,940
Net Assets		$82,902,177
Net Assets consist of:
Paid in capital		$97,486,901
Total accumulated earnings (loss)		(14,584,724)
Net Assets		$82,902,177
Net Asset Value, offering price and redemption price per share ($82,902,177 ÷ 4,604,286 shares)		$18.01

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$3,009,888
Income from Fidelity Central Funds (including $5,959 from security lending)		88,509
Total Income		3,098,397
Expenses
Management fee	$834,311
Transfer agent fees	319,121
Accounting fees	61,386
Custodian fees and expenses	23,722
Independent trustees' fees and expenses	618
Registration fees	34,760
Audit	52,659
Legal	76
Interest	759
Miscellaneous	586
Total expenses before reductions	1,327,998
Expense reductions	(160,275)
Total expenses after reductions		1,167,723
Net Investment income (loss)		1,930,674
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(16,157,544)
Foreign currency transactions	(18,973)
Total net realized gain (loss)		(16,176,517)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(10,296,049)
Assets and liabilities in foreign currencies	(1,057)
Total change in net unrealized appreciation (depreciation)		(10,297,106)
Net gain (loss)		(26,473,623)
Net increase (decrease) in net assets resulting from operations		$(24,542,949)
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,930,674	$607,733
Net realized gain (loss)	(16,176,517)	(3,423,365)
Change in net unrealized appreciation (depreciation)	(10,297,106)	7,152,170
Net increase (decrease) in net assets resulting from operations	(24,542,949)	4,336,538
Distributions to shareholders	(1,523,416)	(407,469)
Share transactions
Proceeds from sales of shares	84,868,962	173,532,384
Reinvestment of distributions	1,392,002	359,937
Cost of shares redeemed	(143,837,666)	(74,170,058)
Net increase (decrease) in net assets resulting from share transactions	(57,576,702)	99,722,263
Total increase (decrease) in net assets	(83,643,067)	103,651,332

Net Assets
Beginning of period	166,545,244	62,893,912
End of period	$82,902,177	$166,545,244

Other Information
Shares
Sold	4,113,273	8,214,591
Issued in reinvestment of distributions	68,059	19,892
Redeemed	(7,284,543)	(3,856,315)
Net increase (decrease)	(3,103,211)	4,378,168

Financial Highlights
Fidelity® Agricultural Productivity Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$21.61	$18.89	$10.91	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.32	.16 D	.13 E	.03
Net realized and unrealized gain (loss)	(3.67)	2.69	7.92	.88
Total from investment operations	(3.35)	2.85	8.05	.91
Distributions from net investment income	(.25)	(.09)	(.07)	-
Distributions from net realized gain	-	(.04)	- F	-
Total distributions	(.25)	(.13)	(.07)	-
Net asset value, end of period	$18.01	$21.61	$18.89	$10.91
Total Return G,H	(15.66)%	15.24%	74.02%	9.10%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.08%	1.15%	1.59%	7.25% K,L
Expenses net of fee waivers, if any	.95%	.99%	1.00%	.97% K,L,M
Expenses net of all reductions	.95%	.99%	.98%	.97% K,L,M
Net investment income (loss)	1.57%	.81% D	.80% E	2.42% K,L
Supplemental Data
Net assets, end of period (000 omitted)	$82,902	$166,545	$62,894	$3,390
Portfolio turnover rate N	44%	50%	19%	4% O

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .57%.

FAmount represents less than $.005 per share.

GTotal returns for periods of less than one year are not annualized.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAudit fees are not annualized.

LAnnualized.

MThe size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

NAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

OAmount not annualized.

Fidelity® Water Sustainability Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Water Sustainability Fund	2.96%	12.29%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Water Sustainability Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Water Sustainability Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI ACWI (All Country World Index) Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74 the next three months through September. However, the index reversed course in both October (+ 6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Portfolio Manager Brian Aronson:
For the fiscal year ending May 31, 2023, the fund gained 2.96%, performing roughly in line with the 2.99% advance of the S&P Global Water Index, but outpacing the broad-based MSCI All Country World Index (Net MA). By region, an underweight in emerging markets, primarily driven by China, along with stock picks and an underweight in Europe ex U.K., specifically Netherlands and Switzerland, contributed most to the fund's relative result. By industry, market selection was the primary contributor, led by an overweight in the technology hardware & equipment industry. Favorable investment choices among capital goods firms also helped. Further lifting the portfolio's relative result was an underweighting and stock selection in utilities. The fund's largest individual relative contributor was a sizable underweight in Essential Utilities, which returned roughly -10% the past 12 months and was no longer held at period end. Another plus was a non-benchmark position in Ingersoll Rand, one of the portfolio's largest holdings that increased about 20%. Outsized exposure to Evoqua Water Technologies (+36%), another of our biggest positions the past 12 months, added value as well. In contrast, underweights in Canada and Japan hindered the fund's relative return. By industry, picks among technology hardware & equipment stocks detracted most from performance versus the benchmark. An underweight in the capital goods segment was another performance headwind this period. Also hurting the portfolio's relative result was out-of-benchmark exposure to the pharmaceuticals, biotechnology & life sciences category. The fund's largest individual relative detractor was an underweighting in Xylem, which rose approximately 20% the past year and was among our biggest holdings as of May 31. Also hindering performance was our smaller-than-benchmark investment in Stantec, which advanced 29%. This was a stake we established within the portfolio the past 12 months and built into a core position. The fund's non-benchmark stake in Teledyne Technologies, one of our largest holdings as of period end, returned roughly -3% and detracted this period.
Notes to shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance.
On July 1, 2023, Brian Aronson assumed management responsibilities for the fund, succeeding Janet Glazer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Water Sustainability Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Roper Technologies, Inc.	16.0
Pentair PLC	9.6
Tetra Tech, Inc.	7.1
Xylem, Inc.	6.6
Severn Trent PLC	5.3
Mueller Water Products, Inc. Class A	5.2
Veolia Environnement SA	5.1
Teledyne Technologies, Inc.	4.9
Stantec, Inc.	4.6
Ingersoll Rand, Inc.	4.5
68.9

Market Sectors (% of Fund's net assets)

Industrials	56.9
Information Technology	23.9
Utilities	15.8
Materials	2.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Water Sustainability Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
INDUSTRIALS - 56.9%
Building Products - 6.6%
Advanced Drain Systems, Inc.	22,560	2,183,131
Geberit AG (Reg.)	6,344	3,360,248
		5,543,379
Commercial Services & Supplies - 7.1%
Tetra Tech, Inc.	43,792	6,020,086
Construction & Engineering - 4.6%
Stantec, Inc.	67,360	3,899,685
Machinery - 37.6%
Energy Recovery, Inc. (a)	5,676	135,146
Georg Fischer AG (Reg.)	22,151	1,460,519
IDEX Corp.	18,525	3,689,439
Ingersoll Rand, Inc.	67,547	3,827,213
Kurita Water Industries Ltd.	56,435	2,312,893
Mueller Water Products, Inc. Class A	320,135	4,385,850
Organo Corp.	10,499	283,339
Pentair PLC	145,918	8,094,071
Watts Water Technologies, Inc. Class A	12,323	1,952,579
Xylem, Inc.	55,825	5,593,665
		31,734,714
Trading Companies & Distributors - 1.0%
Core & Main, Inc. (a)	32,282	863,221
TOTAL INDUSTRIALS		48,061,085
INFORMATION TECHNOLOGY - 23.9%
Electronic Equipment, Instruments & Components - 7.9%
Badger Meter, Inc.	18,528	2,554,455
Teledyne Technologies, Inc. (a)	10,524	4,090,153
		6,644,608
Software - 16.0%
Roper Technologies, Inc.	29,730	13,503,962
TOTAL INFORMATION TECHNOLOGY		20,148,570
MATERIALS - 2.0%
Chemicals - 2.0%
Ecolab, Inc.	10,048	1,658,422
UTILITIES - 15.1%
Multi-Utilities - 5.1%
Veolia Environnement SA	145,171	4,285,902
Water Utilities - 10.0%
American States Water Co.	17,076	1,516,690
American Water Works Co., Inc.	12,264	1,771,535
Middlesex Water Co.	8,131	661,538
Severn Trent PLC	129,603	4,470,621
		8,420,384
TOTAL UTILITIES		12,706,286
TOTAL COMMON STOCKS (Cost $79,526,638)		82,574,363

Nonconvertible Preferred Stocks - 0.7%
	Shares	Value ($)
UTILITIES - 0.7%
Water Utilities - 0.7%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR (Cost $516,019)	60,741	632,921

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $80,042,657)	83,207,284
NET OTHER ASSETS (LIABILITIES) - 1.4%	1,177,602
NET ASSETS - 100.0%	84,384,886

Legend

(a)	Non-income producing

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	76,712	30,099,267	30,175,979	28,046	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	3,878,522	5,693,772	9,572,294	4,053	-	-	-	0.0%
Total	3,955,234	35,793,039	39,748,273	32,099	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Industrials	48,061,085	48,061,085	-	-
Information Technology	20,148,570	20,148,570	-	-
Materials	1,658,422	1,658,422	-	-
Utilities	13,339,207	9,053,305	4,285,902	-

Total Investments in Securities:	83,207,284	78,921,382	4,285,902	-
Fidelity® Water Sustainability Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $80,042,657):		$83,207,284
Foreign currency held at value (cost $8)		8
Receivable for investments sold		1,190,820
Receivable for fund shares sold		14,698
Dividends receivable		117,987
Distributions receivable from Fidelity Central Funds		1,632
Prepaid expenses		17
Receivable from investment adviser for expense reductions		11,252
Other receivables		2,325
Total assets		84,546,023
Liabilities
Payable to custodian bank	$31,356
Payable for fund shares redeemed	18,400
Accrued management fee	49,205
Transfer agent fee payable	19,019
Other affiliated payables	3,631
Audit fee payable	37,673
Other payables and accrued expenses	1,853
Total Liabilities		161,137
Net Assets		$84,384,886
Net Assets consist of:
Paid in capital		$88,921,421
Total accumulated earnings (loss)		(4,536,535)
Net Assets		$84,384,886
Net Asset Value, offering price and redemption price per share ($84,384,886 ÷ 6,056,896 shares)		$13.93

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$1,261,888
Income from Fidelity Central Funds (including $4,053 from security lending)		32,099
Income before foreign taxes withheld		$1,293,987
Less foreign taxes withheld		(89,786)
Total Income		1,204,201
Expenses
Management fee	$600,538
Transfer agent fees	228,479
Accounting fees	44,195
Custodian fees and expenses	8,800
Independent trustees' fees and expenses	447
Registration fees	21,456
Audit	59,637
Legal	51
Miscellaneous	457
Total expenses before reductions	964,060
Expense reductions	(123,860)
Total expenses after reductions		840,200
Net Investment income (loss)		364,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,531,735)
Foreign currency transactions	(2,712)
Total net realized gain (loss)		(4,534,447)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	5,690,786
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		5,690,755
Net gain (loss)		1,156,308
Net increase (decrease) in net assets resulting from operations		$1,520,309
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$364,001	$(278,649)
Net realized gain (loss)	(4,534,447)	(1,201,417)
Change in net unrealized appreciation (depreciation)	5,690,755	(10,178,025)
Net increase (decrease) in net assets resulting from operations	1,520,309	(11,658,091)
Distributions to shareholders	(69,878)	(1,680,405)
Share transactions
Proceeds from sales of shares	20,026,590	89,360,090
Reinvestment of distributions	63,456	1,573,631
Cost of shares redeemed	(31,388,558)	(39,135,950)
Net increase (decrease) in net assets resulting from share transactions	(11,298,512)	51,797,771
Total increase (decrease) in net assets	(9,848,081)	38,459,275

Net Assets
Beginning of period	94,232,967	55,773,692
End of period	$84,384,886	$94,232,967

Other Information
Shares
Sold	1,475,734	5,677,575
Issued in reinvestment of distributions	4,549	95,180
Redeemed	(2,383,662)	(2,570,640)
Net increase (decrease)	(903,379)	3,202,115

Financial Highlights
Fidelity® Water Sustainability Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$13.54	$14.84	$10.75	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	(.04)	.01	.02
Net realized and unrealized gain (loss)	.34	(1.02)	4.28	.73
Total from investment operations	.40	(1.06)	4.29	.75
Distributions from net investment income	(.01)	- D	(.02)	-
Distributions from net realized gain	-	(.24)	(.18)	-
Total distributions	(.01)	(.24)	(.20)	-
Net asset value, end of period	$13.93	$13.54	$14.84	$10.75
Total Return E,F	2.96%	(7.44)%	40.20%	7.50%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.09%	1.11%	1.44%	4.15% I,J,K
Expenses net of fee waivers, if any	.95%	1.00%	1.00%	.97% I,J,K
Expenses net of all reductions	.95%	1.00%	.98%	.97% I,J,K
Net investment income (loss)	.41%	(.29)%	.11%	1.39% I,J,K
Supplemental Data
Net assets, end of period (000 omitted)	$84,385	$94,233	$55,774	$4,363
Portfolio turnover rate L	54%	55%	95%	13% M

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IThe size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

JAnnualized.

KAudit fees are not annualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MAmount not annualized.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund (the Funds) are non-diversified funds of Fidelity Summer Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Agricultural Productivity Fund	$79,119,143	$9,172,029	$(5,244,321)	$3,927,708
Fidelity Water Sustainability Fund	80,232,690	6,164,789	(3,190,195)	2,974,594

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Agricultural Productivity Fund	$500,083	$ (19,011,261)	$ 3,926,454
Fidelity Water Sustainability Fund	182,799	(7,693,630)	2,974,297

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Agricultural Productivity Fund	$ (17,967,474)	$ (1,043,787)	$ (19,011,261)
Fidelity Water Sustainability Fund	(5,548,838)	(2,144,792)	(7,693,630)

The tax character of distributions paid was as follows:

May 31, 2023
Ordinary Income
Fidelity Agricultural Productivity Fund	$1,523,416
Fidelity Water Sustainability Fund	69,878

May 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Agricultural Productivity Fund	$407,469	$-	$407,469
Fidelity Water Sustainability Fund	1,054,019	626,386	1,680,405

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Agricultural Productivity Fund	53,609,772	111,620,960
Fidelity Water Sustainability Fund	47,804,845	59,881,286

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Agricultural Productivity Fund	.45%	.23%	.68%
Fidelity Water Sustainability Fund	.45%	.23%	.68%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Agricultural Productivity Fund	.26%
Fidelity Water Sustainability Fund	.26%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Agricultural Productivity Fund	.05
Fidelity Water Sustainability Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Agricultural Productivity Fund	$ 557
Fidelity Water Sustainability Fund	615

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Agricultural Productivity Fund	Borrower	$ 3,360,500	4.07%	$759

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Agricultural Productivity Fund	1,080,115	1,140,427	(95,536)
Fidelity Water Sustainability Fund	1,147,216	2,454,977	(145,596)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Agricultural Productivity Fund	$249
Fidelity Water Sustainability Fund	169
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Agricultural Productivity Fund	$618	$-	$-
Fidelity Water Sustainability Fund	$425	$-	$-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Agricultural Productivity Fund	.95%	$154,970
Fidelity Water Sustainability Fund	.95%	$120,005

Through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custodian credits	Transfer Agent credits
Fidelity Agricultural Productivity Fund	$-	$67
Fidelity Water Sustainability Fund	$95	$80

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Agricultural Productivity Fund	$5,238
Fidelity Water Sustainability Fund	3,680

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Agricultural Productivity Fund and Fidelity Water Sustainability Fund (the "Funds"), each a fund of Fidelity Summer Street Trust, including the schedules of investments, as of May 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Fidelity® Agricultural Productivity Fund	.95%
Actual		$ 1,000	$ 806.90	$ 4.28
Hypothetical-B		$ 1,000	$ 1,020.19	$ 4.78

Fidelity® Water Sustainability Fund	.95%
Actual		$ 1,000	$ 985.20	$ 4.70
Hypothetical-B		$ 1,000	$ 1,020.19	$ 4.78

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Agricultural Productivity Fund
July 2022	99%
December 2022	67%
Fidelity Water Sustainability Fund
July 2022	-%
December 2022	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Agricultural Productivity Fund
July 2022	100%
December 2022	100%
Fidelity Water Sustainability Fund
July 2022	-%
December 2022	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Agricultural Productivity Fund	$17,602

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity Agricultural Productivity Fund

Fidelity Water Sustainability Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of each fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structure is fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9897392.103
DAS-DSW-ANN-0723
010 - Annual Front Cover Html
Fidelity® Disruptors Fund

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Disruptors Fund	6.17%	10.99%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptors Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI All Country World Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74% the next three months through September. However, the index reversed course in both October (+6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Portfolio Manager Charlie Hebard:
For the fiscal year ending May 31, 2023, the fund's share classes gained 6.17%, outpacing the 1.23% advance of the broad-based MSCI All Country World Index. By region, stock selection in the U.S. notably contributed to the fund's performance versus the benchmark. Picks in China and Taiwan also aided the relative result, as did positioning in the Netherlands. By industry, selection in semiconductors and health care equipment were the primary relative contributors; an overweight position within application software also helped. Among individual stocks, the fund's overweight stake in microchip maker Nvidia (+101%) was the top relative contributor. We reduced our stake in Nvidia during the period. Larger-than-benchmark holdings in Netflix (+100%) and Facebook parent Meta Platforms (+35) also bolstered performance. Conversely, security selection in Uruguay, and positioning in France and Singapore, detracted from our relative result. Investments in regional banks, cable & satellite, and transaction & payment processing services hurt as well. The fund's overweight stake in New York-based Signature Bank, which was shut down by state and federal regulators on March 12, 2023, was a total loss and the fund's largest individual detractor. A non-benchmark holding in Uruguayan financial technology company dLocal (-57%), and an underweight in tech giant Apple (+20%) also hampered performance. We established the position in dLocal during the 12-month period and maintained it at period end. Notable changes in positioning during the fiscal year included an increase in our allocation to semiconductors, and a decrease in regional banks.
Notes to shareholders:
The Fidelity Disruptive ETFs converted from their respective Fidelity Disruptive Funds on June 9, 2023, with the exception of Fidelity Disruptors Fund, which converted on June 16, 2023. These moves, approved by the Board of Trustees in November 2022, were deemed in the best interest of shareholders. Each new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. For more information, please refer to the Funds' prospectus supplement or visit us online.
On December 27, 2022, Co-Manager Fahim Razzaque came off the Fund's portfolio management team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

Fidelity Disruptive Technology Fund	21.3
Fidelity Disruptive Communications Fund	20.0
Fidelity Disruptive Automation Fund	20.0
Fidelity Disruptive Medicine Fund	19.6
Fidelity Disruptive Finance Fund	19.1
100.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 100.0%
	Shares	Value ($)
Fidelity Disruptive Automation Fund (a)	1,150,511	19,063,965
Fidelity Disruptive Communications Fund (a)	1,566,582	19,096,640
Fidelity Disruptive Finance Fund (a)	1,433,328	18,203,265
Fidelity Disruptive Medicine Fund (a)	1,704,637	18,733,959
Fidelity Disruptive Technology Fund (a)	1,534,596	20,318,052
TOTAL DOMESTIC EQUITY FUNDS (Cost $91,923,291)		95,415,881

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $91,923,291)	95,415,881
NET OTHER ASSETS (LIABILITIES) - 0.0%	(7,110)
NET ASSETS - 100.0%	95,408,771

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Disruptive Automation Fund	-	68,076	641,021	-	2,811	4,557,433	19,063,965
Fidelity Disruptive Automation Fund Class F	26,633,114	623,720	8,919,431	111,431	(2,106,875)	(1,153,862)	-
Fidelity Disruptive Communications Fund	-	68,076	641,021	-	(58,965)	(968,768)	19,096,640
Fidelity Disruptive Communications Fund Class F	24,611,541	2,260,383	7,844,612	-	(3,291,971)	4,961,977	-
Fidelity Disruptive Finance Fund	-	68,076	641,021	-	(53,160)	340,575	18,203,265
Fidelity Disruptive Finance Fund Class F	25,684,493	4,679,958	7,370,588	1,555,504	(1,110,217)	(3,394,851)	-
Fidelity Disruptive Medicine Fund	-	68,076	641,021	-	(23,749)	(413,755)	18,733,959
Fidelity Disruptive Medicine Fund Class F	24,416,531	2,265,712	9,587,969	-	(1,979,106)	4,629,240	-
Fidelity Disruptive Technology Fund	-	68,076	641,021	-	(187,384)	(22,894)	20,318,052
Fidelity Disruptive Technology Fund Class F	24,368,348	2,659,513	8,149,565	269,950	(3,988,476)	6,211,455	-
	125,714,027	12,829,666	45,077,270	1,936,885	(12,797,092)	14,746,550	95,415,881

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	95,415,881	95,415,881	-	-

Total Investments in Securities:	95,415,881	95,415,881	-	-
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $91,923,291)	$95,415,881

Total Investment in Securities (cost $91,923,291)		$95,415,881
Cash		312
Receivable for investments sold		113,852
Receivable for fund shares sold		24,846
Total assets		95,554,891
Liabilities
Payable for fund shares redeemed	$138,685
Shareholder report fee payable	7,435
Total Liabilities		146,120
Net Assets		$95,408,771
Net Assets consist of:
Paid in capital		$106,837,750
Total accumulated earnings (loss)		(11,428,979)
Net Assets		$95,408,771

Net Asset Value and Maximum Offering Price
Fidelity Disruptors Fund :
Net Asset Value, offering price and redemption price per share ($95,408,771 ÷ 7,020,649 shares)		$13.59

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Affiliated issuers		$343,669
Expenses
Management fee	$807,009
Independent trustees' fees and expenses	554
Miscellaneous	13,456
Total expenses before reductions	821,019
Expense reductions	(38,802)
Total expenses after reductions		782,217
Net Investment income (loss)		(438,548)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(12,797,092)
Capital gain distributions from underlying funds:
Affiliated issuers	1,593,216
Total net realized gain (loss)		(11,203,876)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	14,746,550
Total change in net unrealized appreciation (depreciation)		14,746,550
Net gain (loss)		3,542,674
Net increase (decrease) in net assets resulting from operations		$3,104,126
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(438,548)	$(1,064,141)
Net realized gain (loss)	(11,203,876)	1,032,572
Change in net unrealized appreciation (depreciation)	14,746,550	(41,431,290)
Net increase (decrease) in net assets resulting from operations	3,104,126	(41,462,859)
Distributions to shareholders	-	(2,740,280)
Share transactions - net increase (decrease)	(33,405,540)	3,294,782
Total increase (decrease) in net assets	(30,301,414)	(40,908,357)

Net Assets
Beginning of period	125,710,185	166,618,542
End of period	$95,408,771	$125,710,185

Financial Highlights
Fidelity® Disruptors Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$12.80	$16.89	$11.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.06)	(.12)	(.12)	(.01)
Net realized and unrealized gain (loss)	.85	(3.75)	5.55	1.58
Total from investment operations	.79	(3.87)	5.43	1.57
Distributions from net realized gain	-	(.22)	(.11)	-
Total distributions	-	(.22)	(.11)	-
Net asset value, end of period	$13.59	$12.80	$16.89	$11.57
Total Return D,E	6.17%	(23.29)%	46.99%	15.70%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.90%	1.00%	1.01% H	1.01% H,I
Expenses net of fee waivers, if any	.82%	1.00%	1.01% H	1.01% H,I
Expenses net of all reductions	.82%	1.00%	1.01% H	1.01% H,I
Net investment income (loss)	(.50)%	(.69)%	(.77)%	(1.01)% I
Supplemental Data
Net assets, end of period (000 omitted)	$95,409	$48,579	$141,385	$19,310
Portfolio turnover rate J	12%	22%	3%	-% K

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HOn certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity Disruptors Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares. The Fund offers Fidelity Disruptors Fund shares. Effective May 12, 2023, Loyalty Class 1 and Loyalty Class 2 shares were converted to Fidelity Disruptors Fund shares. Also effective May 12, 2023, the Fund was closed to new institutional accounts.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,844,211
Gross unrealized depreciation	(4,743,284)
Net unrealized appreciation (depreciation)	$3,100,927
Tax Cost	$92,314,954

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,280,688)
Net unrealized appreciation (depreciation) on securities and other investments	$3,100,927

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,351,923)
Long-term	(8,928,765)
Total capital loss carryforward	$(14,280,688)

The Fund intends to elect to defer to its next fiscal year $249,218 of ordinary losses recognized during the period January 1, 2023 to May 31, 2023.

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$-	$2,610,566
Long-term Capital Gains	-	129,714
Total	$-	$2,740,280
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Disruptors Fund	12,829,666	45,077,270

4. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly all-inclusive management fee based on an annual percentage of average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses.

Under the expense contract, the investment adviser pays all other operating expenses as necessary, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses, so that total expenses do not exceed an annual percentage of class-level average net assets.

Effective May 13, 2023, the annual management fee and expense contract rates were as follows:

	Management Fee Annual % of Average Net Assets	Expense Contract Annual % of Average Net Assets
Fidelity Disruptors Fund	1.00%	.50%

Prior to May 13, 2023, except where otherwise noted, the annual management fee and expense contract rates were as follows:

	Management Fee Annual % of Class-Level Average Net Assets	Expense Contract Annual % of Class-Level Average Net Assets
Fidelity Disruptors Fund	1.00%	.50%A
Loyalty Class 1	1.00%	.50%A
Loyalty Class 2	1.00%	.50%

A Effective April 1, 2023, Fidelity Disruptors Fund shares were added to the expense contract at the rate of .50% of class-level average net assets. In addition, the expense contract rate for Loyalty Class 1 shares was changed from .75% to .50% of class-level average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
6. Expense Reductions.
Effective May 1, 2023, the investment adviser voluntarily agreed to waive each class's management fee as follows:

	Management Fee Waiver Annual % of Class-Level Average Net Assets	Management Fee Waiver
Fidelity Disruptors Fund	.50%	$24,916
Loyalty Class 1.50%		13,788
Loyalty Class 2.50%		26
		$38,730

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Fidelity Disruptors Fund	$43
Loyalty Class 1	23
$66
7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended May 31, 2023	Year ended May 31, 2022
Fidelity Disruptors Fund
Distributions to shareholders
Fidelity Disruptors Fund	$-	$1,248,331
Loyalty Class 1	-	1,488,996
Loyalty Class 2	-	2,953
Total	$-	$2,740,280
8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2023	Year ended May 31, 2022	Year ended May 31, 2023	Year ended May 31, 2022
Fidelity Disruptors Fund
Fidelity Disruptors Fund
Shares sold	6,456,586	3,364,718	$84,461,331	$57,885,306
Reinvestment of distributions	-	64,582	-	1,155,369
Shares redeemed	(3,230,013)	(8,005,363)	(38,815,504)	(134,859,195)
Net increase (decrease)	3,226,573	(4,576,063)	$45,645,827	$(75,818,520)
Loyalty Class 1
Shares sold	1,272,919	5,960,783	$15,839,358	$101,335,523
Reinvestment of distributions	-	77,695	-	1,391,522
Shares redeemed	(7,275,463)	(1,514,632)	(94,754,589)	(23,616,696)
Net increase (decrease)	(6,002,544)	4,523,846	$(78,915,231)	$79,110,349
Loyalty Class 2
Reinvestment of distributions	-	164	-	2,953
Shares redeemed	(10,242)	-	(136,136)	-
Net increase (decrease)	(10,242)	164	$(136,136)	$2,953
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Fidelity Disruptors Fund
Fidelity Disruptive Automation Fund	17%
Fidelity Disruptive Communications Fund	50%
Fidelity Disruptive Finance Fund	45%
Fidelity Disruptive Medicine Fund	43%
Fidelity Disruptive Technology Fund	20%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
11. Reorganization.
Subsequent to period end, on June 16, 2023, the Fund (Target Fund) reorganized into a newly created exchange traded fund ("ETF"), as noted in the below table. The Fund reorganized according to an Agreement and Plan of Reorganization (the Agreement) approved by its Board of Trustees. Per the Agreement, shareholders of the Target Fund received ETF shares equal in value to the shares of the Fund they owned on the day the reorganization was effective. The Target Fund was the accounting survivor after the reorganization. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Fund or its shareholders.

For the period ended November 30, 2023, performance and financial history prior to the reorganization will be that of the Target Fund (Predecessor Fund). Historical share transactions and per share information for the Predecessor Fund will be retroactively adjusted to reflect the change in capital structure due to the reorganization.

Current Mutual Fund (Target/Predecessor Fund)	New ETF
Fidelity Disruptors Fund	Fidelity Disruptors ETF

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Disruptors Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Disruptors Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 16, 2020 (commencement of operations) through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023
Fidelity® Disruptors Fund
Fidelity® Disruptors Fund	.60%
Actual		$ 1,000	$ 1,076.00	$ 3.11
Hypothetical-B		$ 1,000	$ 1,021.94	$ 3.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity Disruptors Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of the fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9898909.103
DSL-ANN-0723
010 - Annual Front Cover Html
Fidelity® Disruptive Automation Fund
Fidelity® Disruptive Communications Fund
Fidelity® Disruptive Finance Fund
Fidelity® Disruptive Medicine Fund
Fidelity® Disruptive Technology Fund

Annual Report
May 31, 2023

Contents

Fidelity® Disruptive Automation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Communications Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Finance Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Medicine Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Disruptive Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Disruptive Automation Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Disruptive Automation Fund	11.05%	18.42%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Automation Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Disruptive Automation Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI All Country World Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74% the next three months through September. However, the index reversed course in both October (+6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Manager Charlie Hebard:
For the fiscal year ending May 31, 2023, the fund gained 11.05%, significantly outperforming the -0.31% result of the benchmark MSCI All Country World Industrials Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, security selection in the U.S. and emerging markets contributed most to the fund's result versus the benchmark. Within industries, security selection was the primary relative contributor, led by the semiconductors and application software industries. Semiconductor firm Nvidia, the fund's largest individual contributor, gained about 101% this period. We slightly reduced our stake in the company during the period, but it was still among the fund's biggest holdings at period end. Our second-largest contributor was Intuitive Surgical, which gained roughly 35% the past year. We decreased our investment in the company by period end. Another contributor this period was Keyence, whose stock gained about 22% and was among the fund's largest holdings. All of these contributors were non-benchmark positions. In contrast, stock picks in Japan and the U.K. detracted from the fund's relative result. By industry, the largest detractor from relative performance was an underweight in aerospace & defense. Also hampering the fund's relative result was an underweighting in trading companies & distributors. The fund's biggest individual relative detractor was an outsized stake in Recruit Holdings, which returned roughly -17% the past year. The fund's non-benchmark stake in Teradyne returned about -8%. Avoiding Turkish Airlines, a benchmark component that gained 128%, also hurt relative performance. Notable changes in positioning include increased exposure to China and a lower allocation to the U.S. By industry, meaningful changes in positioning include increased exposure to industrial machinery & supplies & components and a lower allocation to application software.

Notes to shareholders:
The Fidelity Disruptive ETFs converted from their respective Fidelity Disruptive Funds on June 9, 2023, with the exception of Fidelity Disruptors Fund, which converted on June 16, 2023. These moves, approved by the Board of Trustees in November 2022, were deemed in the best interest of shareholders. Each new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. For more information, please refer to the Funds' prospectus supplement or visit us online.
On December 27, 2022, Co-Manager Fahim Razzaque came off the Fund's portfolio management team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Automation Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	4.9
Keyence Corp.	4.8
FANUC Corp.	4.5
NVIDIA Corp.	4.2
Misumi Group, Inc.	4.1
HIWIN Technologies Corp.	4.0
SMC Corp.	3.9
Hexagon AB (B Shares)	3.8
PTC, Inc.	3.4
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3.4
41.0

Market Sectors (% of Fund's net assets)

Industrials	48.6
Information Technology	44.6
Communication Services	2.0
Consumer Discretionary	1.8
Health Care	1.7

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Disruptive Automation Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.0%
Interactive Media & Services - 2.0%
Alphabet, Inc. Class C (a)	17,761	2,191,175
CONSUMER DISCRETIONARY - 1.8%
Automobile Components - 0.6%
Mobileye Global, Inc. (b)	14,224	633,964
Automobiles - 0.5%
Tesla, Inc. (a)	2,890	589,358
Broadline Retail - 0.7%
Amazon.com, Inc. (a)	6,584	793,899
TOTAL CONSUMER DISCRETIONARY		2,017,221
HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 1.7%
Intuitive Surgical, Inc. (a)	6,391	1,967,405
INDUSTRIALS - 48.6%
Electrical Equipment - 4.3%
AMETEK, Inc.	9,567	1,387,885
Rockwell Automation, Inc.	8,541	2,379,523
Sensata Technologies, Inc. PLC	24,653	1,023,593
		4,791,001
Industrial Conglomerates - 4.8%
Honeywell International, Inc.	12,831	2,458,420
Siemens AG	17,588	2,894,332
		5,352,752
Machinery - 37.4%
Airtac International Group	39,117	1,263,235
AutoStore Holdings Ltd. (a)(c)	711,509	1,499,270
Daifuku Co. Ltd.	59,027	1,198,546
Dongguan Yiheda Automation Co. Ltd.	519,901	3,147,924
Estun Automation Co. Ltd. (A Shares) (a)	949,955	3,378,170
FANUC Corp.	146,350	5,005,734
HIWIN Technologies Corp.	566,457	4,416,513
Kardex AG	7,212	1,563,161
Leader Harmonious Drive Systems Co. Ltd. (A Shares)	177,512	3,533,441
Misumi Group, Inc.	207,557	4,543,685
Nabtesco Corp.	31,883	711,689
Shenzhen Inovance Technology Co. Ltd. (A Shares)	454,096	3,773,039
SMC Corp.	8,003	4,312,688
Symbotic, Inc. (a)(b)	40,528	1,336,613
THK Co. Ltd.	96,872	2,048,340
		41,732,048
Professional Services - 2.1%
Recruit Holdings Co. Ltd.	78,066	2,388,217
TOTAL INDUSTRIALS		54,264,018
INFORMATION TECHNOLOGY - 44.6%
Electronic Equipment, Instruments & Components - 16.1%
Cognex Corp.	37,573	2,065,012
Hexagon AB (B Shares)	368,734	4,283,694
Keyence Corp.	10,907	5,307,695
National Instruments Corp.	16,899	976,762
OPT Machine Vision Tech Co. Ltd.	139,371	3,174,609
Renishaw PLC	43,900	2,209,497
		18,017,269
IT Services - 2.3%
Accenture PLC Class A	8,330	2,548,314
Semiconductors & Semiconductor Equipment - 12.4%
NVIDIA Corp.	12,506	4,731,520
Taiwan Semiconductor Manufacturing Co. Ltd.	299,809	5,427,569
Teradyne, Inc.	36,189	3,625,776
		13,784,865
Software - 13.8%
Altair Engineering, Inc. Class A (a)	16,303	1,195,499
ANSYS, Inc. (a)	3,130	1,012,837
Autodesk, Inc. (a)	4,271	851,595
Dassault Systemes SA	50,412	2,215,228
Manhattan Associates, Inc. (a)	6,379	1,157,278
Microsoft Corp.	3,398	1,115,869
Nemetschek SE	11,261	881,581
PTC, Inc. (a)	28,649	3,850,426
Synopsys, Inc. (a)	5,317	2,419,022
Unity Software, Inc. (a)	25,381	754,323
		15,453,658
TOTAL INFORMATION TECHNOLOGY		49,804,106
TOTAL COMMON STOCKS (Cost $102,046,044)		110,243,925

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	794,537	794,696
Fidelity Securities Lending Cash Central Fund 5.14% (d)(e)	2,079,542	2,079,750
TOTAL MONEY MARKET FUNDS (Cost $2,874,446)		2,874,446

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $104,920,490)	113,118,371
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(1,392,817)
NET ASSETS - 100.0%	111,725,554

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,499,270 or 1.3% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	850,375	21,253,473	21,309,152	19,297	-	-	794,696	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	5,229,900	19,734,221	22,884,371	86,903	-	-	2,079,750	0.0%
Total	6,080,275	40,987,694	44,193,523	106,200	-	-	2,874,446

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,191,175	2,191,175	-	-
Consumer Discretionary	2,017,221	2,017,221	-	-
Health Care	1,967,405	1,967,405	-	-
Industrials	54,264,018	43,975,735	10,288,283	-
Information Technology	49,804,106	40,092,843	9,711,263	-

Money Market Funds	2,874,446	2,874,446	-	-
Total Investments in Securities:	113,118,371	93,118,825	19,999,546	-
Fidelity® Disruptive Automation Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $1,836,664) - See accompanying schedule:
Unaffiliated issuers (cost $102,046,044)	$110,243,925
Fidelity Central Funds (cost $2,874,446)	2,874,446

Total Investment in Securities (cost $104,920,490)		$113,118,371
Foreign currency held at value (cost $8,547)		8,547
Receivable for investments sold		20
Receivable for fund shares sold		553,768
Dividends receivable		133,108
Reclaims receivable		94,010
Distributions receivable from Fidelity Central Funds		20,298
Other receivables		82
Total assets		113,928,204
Liabilities
Payable for fund shares redeemed	$73,044
Accrued management fee	43,361
Other payables and accrued expenses	6,495
Collateral on securities loaned	2,079,750
Total Liabilities		2,202,650
Net Assets		$111,725,554
Net Assets consist of:
Paid in capital		$110,782,946
Total accumulated earnings (loss)		942,608
Net Assets		$111,725,554

Net Asset Value and Maximum Offering Price
Fidelity Disruptive Automation Fund :
Net Asset Value, offering price and redemption price per share ($111,725,554 ÷ 6,739,523 shares)		$16.58

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$1,082,783
Foreign Tax Reclaims		63,709
Interest		124
Income from Fidelity Central Funds (including $86,903 from security lending)		106,200
Income before foreign taxes withheld		$1,252,816
Less foreign taxes withheld		(121,168)
Total Income		1,131,648
Expenses
Management fee	$641,101
Independent trustees' fees and expenses	543
Miscellaneous	11,737
Total expenses before reductions	653,381
Expense reductions	(66)
Total expenses after reductions		653,315
Net Investment income (loss)		478,333
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,933,631)
Redemptions in-kind	2,526,540
Foreign currency transactions	(13,290)
Total net realized gain (loss)		(4,420,381)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	12,048,167
Assets and liabilities in foreign currencies	(2,921)
Total change in net unrealized appreciation (depreciation)		12,045,246
Net gain (loss)		7,624,865
Net increase (decrease) in net assets resulting from operations		$8,103,198
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$478,333	$(18,589)
Net realized gain (loss)	(4,420,381)	1,691,921
Change in net unrealized appreciation (depreciation)	12,045,246	(28,551,388)
Net increase (decrease) in net assets resulting from operations	8,103,198	(26,878,056)
Distributions to shareholders	(182,874)	(4,074,695)
Share transactions - net increase (decrease)	(19,835,179)	1,799,212
Total increase (decrease) in net assets	(11,914,855)	(29,153,539)

Net Assets
Beginning of period	123,640,409	152,793,948
End of period	$111,725,554	$123,640,409

Financial Highlights
Fidelity® Disruptive Automation Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$14.93	$18.28	$11.90	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03	(.06)	.01	(.01)
Net realized and unrealized gain (loss)	1.62	(2.92)	6.42	1.91
Total from investment operations	1.65	(2.98)	6.43	1.90
Distributions from net investment income	-	-	(.04)	-
Distributions from net realized gain	-	(.37)	(.02)	-
Total distributions	-	(.37)	(.05) D	-
Net asset value, end of period	$16.58	$14.93	$18.28	$11.90
Total Return E,F	11.05%	(16.75)%	54.13%	19.00%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.85%	1.00%	1.01% I	1.01% I,J
Expenses net of fee waivers, if any	.85%	1.00%	1.01% I	1.01% I,J
Expenses net of all reductions	.85%	1.00%	1.01% I	1.01% I,J
Net investment income (loss)	.23%	(.33)%	.06%	(.47)% J
Supplemental Data
Net assets, end of period (000 omitted)	$111,726	$36,333	$111,910	$5,308
Portfolio turnover rate K	26% L	22%	14%	6% M

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IOn certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

MAmount not annualized.

Fidelity® Disruptive Communications Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Disruptive Communications Fund	4.91%	8.65%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Communications Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Disruptive Communications Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI All Country World Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74% the next three months through September. However, the index reversed course in both October (+6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Portfolio Manager Charlie Hebard:
For the fiscal year ending May 31, 2023, the fund gained 4.91%, outperforming the -10.11% return of the benchmark MSCI All Country World Communication Services Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, stock picks in the U.S. contributed the most, by far, to the fund's result versus the benchmark. An underweighting and security selection in Europe ex U.K., specifically Sweden, also aided the fund's relative performance. Among industries, security selection was the primary contributor, led by the semiconductors and interactive media & services segments. Our top individual relative contributor was an out-of-benchmark position in Nvidia (+102%), which was the fund's largest holding at period end. The fund's non-benchmark investment in Arista Networks, another of the fund's biggest holdings, gained 61%. Another notable relative contributor was an outsized stake in Meta Platforms (+35%), which was also one of our largest holdings. Conversely, a substantial overweighting in the U.S., and stock picks and an underweighting in emerging markets, specifically China, hurt the fund's relative result. By industry, the primary detractor from performance versus the benchmark was our stock selection in cable & satellite. An overweighting in telecom tower REITs also hurt relative performance. Also detracting from the fund's relative result was an underweight in advertising. The biggest individual relative detractor was an overweight position in Dish Network, which returned -72%. Another notable relative detractor was an overweighting in Liberty Broadband (-39%). The fund's non-benchmark stake in American Tower, one of the fund's top-10 holdings, returned -26%.

Notes to shareholders:
The Fidelity Disruptive ETFs converted from their respective Fidelity Disruptive Funds on June 9, 2023, with the exception of Fidelity Disruptors Fund, which converted on June 16, 2023. These moves, approved by the Board of Trustees in November 2022, were deemed in the best interest of shareholders. Each new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. For more information, please refer to the Funds' prospectus supplement or visit us online.
On December 27, 2022, Co-Manager Fahim Razzaque came off the Fund's portfolio management team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Communications Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

NVIDIA Corp.	7.5
Meta Platforms, Inc. Class A	7.4
Activision Blizzard, Inc.	6.3
Alphabet, Inc. Class A	6.3
Arista Networks, Inc.	5.9
Netflix, Inc.	5.4
Amazon.com, Inc.	4.7
American Tower Corp.	4.3
Sea Ltd. ADR	4.3
Zscaler, Inc.	4.1
56.2

Market Sectors (% of Fund's net assets)

Communication Services	52.7
Information Technology	30.3
Consumer Discretionary	6.4
Real Estate	4.3
Industrials	3.4
Energy	2.6

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Disruptive Communications Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 52.7%
Diversified Telecommunication Services - 4.7%
Cellnex Telecom SA (a)	28,540	1,156,498
Liberty Global PLC Class A (b)	20,972	341,844
Liberty Latin America Ltd. Class C (b)	37,244	271,881
		1,770,223
Entertainment - 17.5%
Activision Blizzard, Inc.	30,125	2,416,025
Netflix, Inc. (b)	5,210	2,059,148
Roblox Corp. (b)	13,340	558,412
Sea Ltd. ADR (b)	28,369	1,628,664
		6,662,249
Interactive Media & Services - 23.1%
Alphabet, Inc. Class A (b)	19,337	2,375,937
Angi, Inc. (b)	200,264	612,808
Bumble, Inc. (b)	15,664	239,659
Match Group, Inc. (b)	24,771	854,600
Meta Platforms, Inc. Class A (b)	10,652	2,819,797
Snap, Inc. Class A (b)	129,934	1,325,327
Tencent Holdings Ltd.	13,544	535,995
		8,764,123
Media - 4.5%
DISH Network Corp. Class A (b)	52,469	337,376
Liberty Broadband Corp. Class A (b)	18,700	1,381,369
		1,718,745
Wireless Telecommunication Services - 2.9%
T-Mobile U.S., Inc. (b)	8,131	1,115,980
TOTAL COMMUNICATION SERVICES		20,031,320
CONSUMER DISCRETIONARY - 6.4%
Broadline Retail - 6.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	7,842	623,831
Amazon.com, Inc. (b)	14,874	1,793,507
		2,417,338
ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Reliance Industries Ltd. GDR (a)	16,450	972,195
INDUSTRIALS - 3.4%
Construction & Engineering - 0.9%
Dycom Industries, Inc. (b)	3,345	339,283
Ground Transportation - 2.5%
Uber Technologies, Inc. (b)	25,544	968,884
TOTAL INDUSTRIALS		1,308,167
INFORMATION TECHNOLOGY - 30.3%
Communications Equipment - 5.9%
Arista Networks, Inc. (b)	13,486	2,243,261
IT Services - 3.6%
Cloudflare, Inc. (b)	6,556	453,413
Twilio, Inc. Class A (b)	13,092	911,465
		1,364,878
Semiconductors & Semiconductor Equipment - 12.5%
Impinj, Inc. (b)	2,574	263,423
NVIDIA Corp.	7,531	2,849,279
NXP Semiconductors NV	2,731	489,122
onsemi (b)	6,265	523,754
Renesas Electronics Corp. (b)	39,310	636,240
		4,761,818
Software - 8.3%
Microsoft Corp.	3,879	1,273,825
RingCentral, Inc. (b)	9,265	321,496
Zscaler, Inc. (b)	11,371	1,540,543
		3,135,864
TOTAL INFORMATION TECHNOLOGY		11,505,821
REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 4.3%
American Tower Corp.	8,892	1,640,040
TOTAL COMMON STOCKS (Cost $37,713,514)		37,874,881

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (c) (Cost $149,758)	149,728	149,758

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $37,863,272)	38,024,639
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(43,624)
NET ASSETS - 100.0%	37,981,015

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,128,693 or 5.6% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	895	9,502,414	9,353,551	7,750	-	-	149,758	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	-	6,404,477	6,404,477	626	-	-	-	0.0%
Total	895	15,906,891	15,758,028	8,376	-	-	149,758

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	20,031,320	19,495,325	535,995	-
Consumer Discretionary	2,417,338	2,417,338	-	-
Energy	972,195	972,195	-	-
Industrials	1,308,167	1,308,167	-	-
Information Technology	11,505,821	10,869,581	636,240	-
Real Estate	1,640,040	1,640,040	-	-

Money Market Funds	149,758	149,758	-	-
Total Investments in Securities:	38,024,639	36,852,404	1,172,235	-
Fidelity® Disruptive Communications Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $37,713,514)	$37,874,881
Fidelity Central Funds (cost $149,758)	149,758

Total Investment in Securities (cost $37,863,272)		$38,024,639
Receivable for investments sold		10,298
Receivable for fund shares sold		20,234
Dividends receivable		7,648
Distributions receivable from Fidelity Central Funds		773
Other receivables		141
Total assets		38,063,733
Liabilities
Payable to custodian bank	$10,305
Payable for fund shares redeemed	55,210
Accrued management fee	14,734
Other payables and accrued expenses	2,469
Total Liabilities		82,718
Net Assets		$37,981,015
Net Assets consist of:
Paid in capital		$48,088,290
Total accumulated earnings (loss)		(10,107,275)
Net Assets		$37,981,015

Net Asset Value and Maximum Offering Price
Fidelity Disruptive Communications Fund :
Net Asset Value, offering price and redemption price per share ($37,981,015 ÷ 3,116,519 shares)		$12.19

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$92,722
Non-Cash dividends		35,756
Income from Fidelity Central Funds (including $626 from security lending)		8,376
Total Income		136,854
Expenses
Management fee	$147,869
Independent trustees' fees and expenses	208
Miscellaneous	4,497
Total expenses before reductions	152,574
Expense reductions	(245)
Total expenses after reductions		152,329
Net Investment income (loss)		(15,475)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5,754,701)
Foreign currency transactions	(129)
Total net realized gain (loss)		(5,754,830)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	6,648,596
Assets and liabilities in foreign currencies	(159)
Total change in net unrealized appreciation (depreciation)		6,648,437
Net gain (loss)		893,607
Net increase (decrease) in net assets resulting from operations		$878,132
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(15,475)	$(178,644)
Net realized gain (loss)	(5,754,830)	(2,270,127)
Change in net unrealized appreciation (depreciation)	6,648,437	(17,889,936)
Net increase (decrease) in net assets resulting from operations	878,132	(20,338,707)
Distributions to shareholders	-	(4,360,933)
Share transactions - net increase (decrease)	(9,971,399)	(1,888,994)
Total increase (decrease) in net assets	(9,093,267)	(26,588,634)

Net Assets
Beginning of period	47,074,282	73,662,916
End of period	$37,981,015	$47,074,282

Financial Highlights
Fidelity® Disruptive Communications Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.62	$17.02	$11.58	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.05) D	(.13)	(.13)	- E
Net realized and unrealized gain (loss)	.62	(4.45)	5.78	1.58
Total from investment operations	.57	(4.58)	5.65	1.58
Distributions from net investment income	-	-	- E	-
Distributions from net realized gain	-	(.82)	(.20)	-
Total distributions	-	(.82)	(.21) F	-
Net asset value, end of period	$12.19	$11.62	$17.02	$11.58
Total Return G,H	4.91%	(28.39)%	48.96%	15.80%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.79%	.99% K	1.01% K	1.01% K,L
Expenses net of fee waivers, if any	.79%	.99% K	1.01% K	1.01% K,L
Expenses net of all reductions	.79%	.99% K	1.01% K	1.01% K,L
Net investment income (loss)	(.44)% D	(.81)%	(.83)%	(.23)% L
Supplemental Data
Net assets, end of period (000 omitted)	$37,981	$7,746	$36,731	$2,880
Portfolio turnover rate M	31%	32%	39%	-% L,N

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.53)%.

EAmount represents less than $.005 per share.

FTotal distributions per share do not sum due to rounding.

GTotal returns for periods of less than one year are not annualized.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KOn certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

LAnnualized.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

NAmount not annualized.

Fidelity® Disruptive Finance Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Disruptive Finance Fund	-11.46%	11.07%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Finance Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Disruptive Finance Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI All Country World Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74% the next three months through September. However, the index reversed course in both October (+6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Portfolio Manager Charlie Hebard:
For the fiscal year ending May 31, 2023, the fund returned -11.46%, underperforming the -2.44% return of the MSCI All Country World Financials Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, an overweighting in the U.S. and stock picks in emerging markets, specifically Uruguay, hurt the fund's result versus the benchmark. Among industries, stock selection was the primary detractor, especially within the regional banks and diversified banks segments. Picks in transaction & payment processing services also hampered relative performance. The fund's overweight stakes in two regional banks - California-based Silicon Valley Bank and New York-based Signature Bank - were both total losses when the banks were shut down by state and federal regulators on March 10 and March 12, respectively. Our non-benchmark stake in dLocal (-57%), a position we established this period, also detracted, as did an outsized stake in Brookfield (-40%). Conversely, stock picks in the U.S. and the U.K. contributed most to the fund's relative result. By industry, the primary contributor to performance versus the benchmark was our stock selection in property & casualty insurance. Picks in commercial & residential mortgage finance also helped. The fund's largest individual relative contributor was an overweight in P&C insurer Arch Capital, which gained roughly 46% the past year. The company was the fund's biggest holding during the period. The fund's non-benchmark position in Billtrust, a position not held at period end, gained 88%. Another notable relative contributor was an outsized stake in Arthur J. Gallagher (+25%). This period we decreased our stake.

Notes to shareholders:
The Fidelity Disruptive ETFs converted from their respective Fidelity Disruptive Funds on June 9, 2023, with the exception of Fidelity Disruptors Fund, which converted on June 16, 2023. These moves, approved by the Board of Trustees in November 2022, were deemed in the best interest of shareholders. Each new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. For more information, please refer to the Funds' prospectus supplement or visit us online.
On December 27, 2022, Co-Manager Fahim Razzaque came off the Fund's portfolio management team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Finance Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Visa, Inc. Class A	6.2
MasterCard, Inc. Class A	5.8
Equifax, Inc.	5.7
Arch Capital Group Ltd.	5.6
BlackRock, Inc. Class A	5.0
Capital One Financial Corp.	4.7
Adyen BV	4.5
BRP Group, Inc.	4.1
Dlocal Ltd.	3.8
Arthur J. Gallagher & Co.	3.8
49.2

Market Sectors (% of Fund's net assets)

Financials	86.2
Industrials	7.6
Information Technology	2.8
Real Estate	1.9
Consumer Discretionary	1.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Disruptive Finance Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 1.2%
Broadline Retail - 1.2%
MercadoLibre, Inc. (a)	404	500,556
FINANCIALS - 86.2%
Banks - 11.2%
DBS Group Holdings Ltd.	65,805	1,474,445
DNB Bank ASA	69,599	1,165,918
FinecoBank SpA	103,465	1,372,468
Pathward Financial, Inc.	13,048	573,329
SVB Financial Group (a)	3,648	1,404
		4,587,564
Capital Markets - 17.3%
BlackRock, Inc. Class A	3,097	2,036,432
Brookfield Corp. Class A	28,950	869,658
Cboe Global Markets, Inc.	6,172	817,296
Intercontinental Exchange, Inc.	14,374	1,522,925
MSCI, Inc.	1,468	690,738
Tradeweb Markets, Inc. Class A	7,953	532,453
Virtu Financial, Inc. Class A	33,379	587,137
		7,056,639
Consumer Finance - 6.6%
Ally Financial, Inc.	15,689	418,426
Capital One Financial Corp.	18,291	1,906,105
NerdWallet, Inc. (a)(b)	38,787	364,598
		2,689,129
Financial Services - 33.2%
Adyen BV (a)(c)	1,116	1,827,832
Apollo Global Management, Inc.	19,247	1,286,662
Block, Inc. Class A (a)	5,299	320,007
Dlocal Ltd. (a)	133,690	1,556,152
Flywire Corp. (a)	17,790	534,412
MasterCard, Inc. Class A	6,471	2,362,044
NMI Holdings, Inc. (a)	51,437	1,293,641
PennyMac Financial Services, Inc.	7,862	479,896
Remitly Global, Inc. (a)	21,046	385,984
Repay Holdings Corp. (a)	59,140	374,356
Visa, Inc. Class A	11,561	2,555,327
Worldline SA (a)(c)	14,354	557,718
		13,534,031
Insurance - 17.9%
Arch Capital Group Ltd. (a)	32,755	2,283,024
Arthur J. Gallagher & Co.	7,722	1,546,948
Beazley PLC	73,542	553,927
BRP Group, Inc. (a)	83,799	1,681,008
Hiscox Ltd.	85,183	1,241,891
		7,306,798
TOTAL FINANCIALS		35,174,161
INDUSTRIALS - 7.6%
Professional Services - 7.6%
Equifax, Inc.	11,193	2,335,084
Verisk Analytics, Inc.	3,515	770,172
		3,105,256
INFORMATION TECHNOLOGY - 2.8%
Software - 2.8%
Black Knight, Inc. (a)	19,690	1,137,688
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Homes 4 Rent Class A	19,749	676,996
Real Estate Management & Development - 0.2%
Doma Holdings, Inc. Class A (a)(b)	277,298	82,690
TOTAL REAL ESTATE		759,686
TOTAL COMMON STOCKS (Cost $40,561,405)		40,677,347

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.14% (d)(e) (Cost $334,700)	334,667	334,700

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $40,896,105)	41,012,047
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(192,347)
NET ASSETS - 100.0%	40,819,700

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,385,550 or 5.8% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	129,104	11,475,085	11,604,189	7,091	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	798,225	19,156,042	19,619,567	4,470	-	-	334,700	0.0%
Total	927,329	30,631,127	31,223,756	11,561	-	-	334,700

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	500,556	500,556	-	-
Financials	35,174,161	32,180,411	2,993,750	-
Industrials	3,105,256	3,105,256	-	-
Information Technology	1,137,688	1,137,688	-	-
Real Estate	759,686	759,686	-	-

Money Market Funds	334,700	334,700	-	-
Total Investments in Securities:	41,012,047	38,018,297	2,993,750	-
Fidelity® Disruptive Finance Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $170,406) - See accompanying schedule:
Unaffiliated issuers (cost $40,561,405)	$40,677,347
Fidelity Central Funds (cost $334,700)	334,700

Total Investment in Securities (cost $40,896,105)		$41,012,047
Receivable for investments sold		261,772
Receivable for fund shares sold		4,451
Dividends receivable		43,582
Distributions receivable from Fidelity Central Funds		699
Other receivables		231
Total assets		41,322,782
Liabilities
Payable to custodian bank	$46,575
Payable for fund shares redeemed	101,680
Accrued management fee	17,136
Other payables and accrued expenses	2,991
Collateral on securities loaned	334,700
Total Liabilities		503,082
Net Assets		$40,819,700
Net Assets consist of:
Paid in capital		$47,414,620
Total accumulated earnings (loss)		(6,594,920)
Net Assets		$40,819,700

Net Asset Value and Maximum Offering Price
Fidelity Disruptive Finance Fund :
Net Asset Value, offering price and redemption price per share ($40,819,700 ÷ 3,214,866 shares)		$12.70

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$661,665
Income from Fidelity Central Funds (including $4,470 from security lending)		11,561
Total Income		673,226
Expenses
Management fee	$238,541
Independent trustees' fees and expenses	273
Miscellaneous	5,378
Total expenses before reductions	244,192
Expense reductions	(72)
Total expenses after reductions		244,120
Net Investment income (loss)		429,106
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5,159,116)
Foreign currency transactions	(6,293)
Total net realized gain (loss)		(5,165,409)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(2,264,009)
Assets and liabilities in foreign currencies	(689)
Total change in net unrealized appreciation (depreciation)		(2,264,698)
Net gain (loss)		(7,430,107)
Net increase (decrease) in net assets resulting from operations		$(7,001,001)
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$429,106	$529,474
Net realized gain (loss)	(5,165,409)	3,333,522
Change in net unrealized appreciation (depreciation)	(2,264,698)	(16,077,322)
Net increase (decrease) in net assets resulting from operations	(7,001,001)	(12,214,326)
Distributions to shareholders	(3,640,977)	(2,188,878)
Share transactions - net increase (decrease)	(13,799,786)	(7,220,651)
Total increase (decrease) in net assets	(24,441,764)	(21,623,855)

Net Assets
Beginning of period	65,261,464	86,885,319
End of period	$40,819,700	$65,261,464

Financial Highlights
Fidelity® Disruptive Finance Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$15.22	$18.20	$11.86	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.02	.11 D	.03
Net realized and unrealized gain (loss)	(1.77)	(2.67)	6.41	1.83
Total from investment operations	(1.71)	(2.65)	6.52	1.86
Distributions from net investment income	-	(.04)	(.05)	-
Distributions from net realized gain	(.81)	(.29)	(.13)	-
Total distributions	(.81)	(.33)	(.18)	-
Net asset value, end of period	$12.70	$15.22	$18.20	$11.86
Total Return E,F	(11.46)%	(14.88)%	55.31%	18.60%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.86%	1.00%	1.01% I	1.01% I,J
Expenses net of fee waivers, if any	.86%	1.00%	1.01% I	1.01% I,J
Expenses net of all reductions	.86%	1.00%	1.01% I	1.01% I,J
Net investment income (loss)	.48%	.12%	.72% D	1.99% J
Supplemental Data
Net assets, end of period (000 omitted)	$40,820	$18,486	$48,219	$2,373
Portfolio turnover rate K	22%	43%	18%	-% L,M

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .49%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IOn certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

MAmount represents less than 1%.

Fidelity® Disruptive Medicine Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Disruptive Medicine Fund	10.34%	3.62%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Medicine Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Disruptive Medicine Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI All Country World Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74% the next three months through September. However, the index reversed course in both October (+6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Portfolio Manager Charlie Hebard:
For the fiscal year ending May 31, 2023, the fund gained 10.34%, significantly outperforming the -1.86% result of the MSCI All Country World Health Care Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, stock picks in the U.S. and an underweight in Europe ex U.K. contributed most to the fund's performance versus the benchmark. Within industries, stock selection was the primary contributor, especially in the biotechnology and health care equipment segments. Our non-benchmark stake in Penumbra was the fund's largest individual relative contributor, advancing roughly 109%. This was among the fund's largest holdings. Also boosting value was our overweight in Alnylam Pharmaceuticals, which gained 46%. Alnylam was also among the fund's biggest holdings the past 12 months, though we reduced our stake by period end. Another notable relative contributor was an outsized stake in Boston Scientific (+25%), the fund's largest position as of May 31. In contrast, an underweight in emerging markets, especially China, and stock picks in Europe ex U.K. hurt the fund's relative result. By industry, the largest detractor from performance versus the benchmark was an overweight in life sciences tools & services. Also hindering the fund's relative performance were underweight holdings in the health care distributors and pharmaceuticals segments. Our non-benchmark investment in Tandem Diabetes Care was the fund's biggest individual relative detractor, due to its -62% result. Also hampering performance was our overweight in Centene, which returned about -24%. Centene was one of the fund's largest holdings this period. The fund's small non-benchmark position in Instil Bio, a position not held at period end, returned roughly -90%.

Notes to shareholders:
The Fidelity Disruptive ETFs converted from their respective Fidelity Disruptive Funds on June 9, 2023, with the exception of Fidelity Disruptors Fund, which converted on June 16, 2023. These moves, approved by the Board of Trustees in November 2022, were deemed in the best interest of shareholders. Each new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. For more information, please refer to the Funds' prospectus supplement or visit us online.
On December 27, 2022, Co-Manager Fahim Razzaque came off the Fund's portfolio management team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Medicine Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Boston Scientific Corp.	4.5
UnitedHealth Group, Inc.	4.0
Humana, Inc.	3.9
Penumbra, Inc.	3.6
Vertex Pharmaceuticals, Inc.	3.6
Eli Lilly & Co.	3.6
Insulet Corp.	3.4
Danaher Corp.	3.2
Royalty Pharma PLC	3.1
Masimo Corp.	2.9
35.8

Market Sectors (% of Fund's net assets)

Health Care	99.5

Asset Allocation (% of Fund's net assets)

Fidelity® Disruptive Medicine Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
HEALTH CARE - 99.5%
Biotechnology - 27.8%
Akero Therapeutics, Inc. (a)	4,749	211,710
Alnylam Pharmaceuticals, Inc. (a)	5,754	1,064,548
ALX Oncology Holdings, Inc. (a)	13,700	91,379
Arcellx, Inc. (a)	7,603	335,672
Argenx SE ADR (a)	2,817	1,094,968
Ascendis Pharma A/S sponsored ADR (a)	3,865	336,139
Beam Therapeutics, Inc. (a)(b)	3,125	99,688
Blueprint Medicines Corp. (a)	12,078	682,649
Cerevel Therapeutics Holdings (a)	24,922	812,457
Cytokinetics, Inc. (a)	10,315	388,772
Exact Sciences Corp. (a)	10,849	885,061
Icosavax, Inc. (a)	32,110	322,384
Intellia Therapeutics, Inc. (a)	2,063	76,867
Janux Therapeutics, Inc. (a)(b)	11,464	133,212
Keros Therapeutics, Inc. (a)	4,339	207,665
Legend Biotech Corp. ADR (a)	9,157	587,605
Natera, Inc. (a)	3,994	188,157
PTC Therapeutics, Inc. (a)	3,666	153,862
Regeneron Pharmaceuticals, Inc. (a)	701	515,628
Repligen Corp. (a)	4,666	783,515
Sarepta Therapeutics, Inc. (a)	1,767	218,401
Tyra Biosciences, Inc. (a)	7,093	102,636
Vaxcyte, Inc. (a)	6,238	308,906
Vertex Pharmaceuticals, Inc. (a)	4,846	1,568,020
Verve Therapeutics, Inc. (a)(b)	6,152	95,233
Xenon Pharmaceuticals, Inc. (a)	2,825	108,847
Zai Lab Ltd. ADR (a)	15,192	493,588
Zentalis Pharmaceuticals, Inc. (a)	4,954	129,002
		11,996,571
Health Care Equipment & Supplies - 27.9%
Align Technology, Inc. (a)	869	245,632
Boston Scientific Corp. (a)	37,560	1,933,587
DexCom, Inc. (a)	6,995	820,234
ICU Medical, Inc. (a)	3,550	620,860
Inspire Medical Systems, Inc. (a)	2,012	588,490
Insulet Corp. (a)	5,339	1,464,221
Intuitive Surgical, Inc. (a)	3,196	983,857
iRhythm Technologies, Inc. (a)	3,653	417,428
Masimo Corp. (a)	7,811	1,264,132
Nevro Corp. (a)	9,609	264,824
Penumbra, Inc. (a)	5,132	1,577,269
ResMed, Inc.	3,606	760,109
Stryker Corp.	3,225	888,746
Tandem Diabetes Care, Inc. (a)	9,257	240,589
		12,069,978
Health Care Providers & Services - 14.3%
agilon health, Inc. (a)	36,394	723,513
Centene Corp. (a)	20,123	1,255,876
Guardant Health, Inc. (a)	10,224	299,768
Humana, Inc.	3,341	1,676,748
LifeStance Health Group, Inc. (a)	58,906	482,440
UnitedHealth Group, Inc.	3,556	1,732,625
		6,170,970
Health Care Technology - 3.5%
Doximity, Inc. (a)(b)	6,794	208,372
Evolent Health, Inc. (a)	15,995	466,094
Phreesia, Inc. (a)	11,849	355,707
Veeva Systems, Inc. Class A (a)	2,847	471,748
		1,501,921
Life Sciences Tools & Services - 16.9%
10X Genomics, Inc. (a)	18,918	992,438
Bio-Techne Corp.	10,443	854,133
Bruker Corp.	17,474	1,207,453
Danaher Corp.	6,023	1,383,001
Lonza Group AG	624	390,124
Olink Holding AB ADR (a)	11,274	219,618
Sartorius Stedim Biotech	2,485	652,367
Thermo Fisher Scientific, Inc.	1,480	752,521
West Pharmaceutical Services, Inc.	2,568	859,330
		7,310,985
Pharmaceuticals - 9.1%
Arvinas Holding Co. LLC (a)	16,220	354,083
DICE Therapeutics, Inc. (a)	7,734	244,472
Edgewise Therapeutics, Inc. (a)	19,609	198,443
Eli Lilly & Co.	3,579	1,537,037
Royalty Pharma PLC	41,554	1,360,478
Ventyx Biosciences, Inc. (a)	6,810	234,741
		3,929,254
TOTAL COMMON STOCKS (Cost $39,923,030)		42,979,679

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.14% (c)(d) (Cost $461,500)	461,454	461,500

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $40,384,530)	43,441,179
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(244,314)
NET ASSETS - 100.0%	43,196,865

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	154,056	11,577,283	11,731,339	6,691	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	1,644,325	16,315,240	17,498,065	20,534	-	-	461,500	0.0%
Total	1,798,381	27,892,523	29,229,404	27,225	-	-	461,500

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Health Care	42,979,679	42,979,679	-	-

Money Market Funds	461,500	461,500	-	-
Total Investments in Securities:	43,441,179	43,441,179	-	-
Fidelity® Disruptive Medicine Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $454,107) - See accompanying schedule:
Unaffiliated issuers (cost $39,923,030)	$42,979,679
Fidelity Central Funds (cost $461,500)	461,500

Total Investment in Securities (cost $40,384,530)		$43,441,179
Receivable for investments sold		273,393
Receivable for fund shares sold		10,855
Dividends receivable		25,747
Distributions receivable from Fidelity Central Funds		1,172
Other receivables		606
Total assets		43,752,952
Liabilities
Payable to custodian bank	$34,768
Payable for fund shares redeemed	38,631
Accrued management fee	18,154
Other payables and accrued expenses	3,034
Collateral on securities loaned	461,500
Total Liabilities		556,087
Net Assets		$43,196,865
Net Assets consist of:
Paid in capital		$50,224,524
Total accumulated earnings (loss)		(7,027,659)
Net Assets		$43,196,865

Net Asset Value and Maximum Offering Price
Fidelity Disruptive Medicine Fund :
Net Asset Value, offering price and redemption price per share ($43,196,865 ÷ 3,929,871 shares)		$10.99

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$130,222
Income from Fidelity Central Funds (including $20,534 from security lending)		27,225
Total Income		157,447
Expenses
Management fee	$217,582
Independent trustees' fees and expenses	252
Miscellaneous	5,451
Total expenses before reductions	223,285
Expense reductions	(69)
Total expenses after reductions		223,216
Net Investment income (loss)		(65,769)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,729,107)
Foreign currency transactions	(1,871)
Total net realized gain (loss)		(6,730,978)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	11,521,206
Assets and liabilities in foreign currencies	345
Total change in net unrealized appreciation (depreciation)		11,521,551
Net gain (loss)		4,790,573
Net increase (decrease) in net assets resulting from operations		$4,724,804
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(65,769)	$(141,798)
Net realized gain (loss)	(6,730,978)	(3,258,269)
Change in net unrealized appreciation (depreciation)	11,521,551	(13,446,263)
Net increase (decrease) in net assets resulting from operations	4,724,804	(16,846,330)
Distributions to shareholders	-	(869,901)
Share transactions - net increase (decrease)	(13,925,552)	1,922,239
Total increase (decrease) in net assets	(9,200,748)	(15,793,992)

Net Assets
Beginning of period	52,397,613	68,191,605
End of period	$43,196,865	$52,397,613

Financial Highlights
Fidelity® Disruptive Medicine Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$13.00	$11.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.05)	(.09)	(.07)	(.01)
Net realized and unrealized gain (loss)	1.08	(2.82)	2.10	1.07
Total from investment operations	1.03	(2.91)	2.03	1.06
Distributions from net realized gain	-	(.13)	(.09)	-
Total distributions	-	(.13)	(.09)	-
Net asset value, end of period	$10.99	$9.96	$13.00	$11.06
Total Return D,E	10.34%	(22.68)%	18.44%	10.60%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.84%	1.00%	1.01% H	1.01% H,I
Expenses net of fee waivers, if any	.84%	1.00%	1.01% H	1.01% H,I
Expenses net of all reductions	.84%	1.00%	1.01% H	1.01% H,I
Net investment income (loss)	(.51)%	(.70)%	(.58)%	(.75)% I
Supplemental Data
Net assets, end of period (000 omitted)	$43,197	$11,027	$32,331	$5,666
Portfolio turnover rate J	39%	47%	44%	-% K,L

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HOn certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

LAmount represents less than 1%.

Fidelity® Disruptive Technology Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® Disruptive Technology Fund	13.45%	10.44%

A   From April 16, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Disruptive Technology Fund, on April 16, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Fidelity® Disruptive Technology Fund
Management's Discussion of Fund Performance
Market Recap:
Global equities returned 1.23% for the 12 months ending May 31, 2023, according to the MSCI All Country World Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strong U.S. dollar. These factors led to a retreat from risk assets during the first four months of the period. The MSCI ACWI index returned -8.40% in June, then returned -6.74% the next three months through September. However, the index reversed course in both October (+6.06%) and November (+7.80%) amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. After a decline in December (-3.91%), the index continued its advance in 2023, gaining 7.87% through May. For the full 12 months, Canada (-9%), emerging markets (-8%) and Asia Pacific ex Japan (-7%) posted negative returns, whereas Europe ex U.K. (+7%) led, followed by Japan (+5%). By sector, real estate (-16%) lagged by the widest margin, followed by materials (-11%) and energy (-8%). In contrast, information technology (+16%) was the top performer, followed by industrials (+6%).
Comments from Co-Portfolio Manager Charlie Hebard:
For the fiscal year ending May 31, 2023, the fund gained 13.45%, outperforming the 1.92% gain of the MSCI All Country World Information Technology Equal Weighted Index Net MA, as well as the broad-based MSCI All Country World Index (Net MA). By region, stock picks in the U.S. and an overweight in Europe ex U.K., specifically Netherlands, contributed most to the fund's performance versus the benchmark. Within industries, security selection was the primary contributor, led by the semiconductors and semiconductor materials & equipment segments. The biggest individual relative contributor was an overweight position in Nvidia (+101%), which was among the fund's biggest holdings. Other top relative contributors included an out-of-benchmark position in Netflix (+99%) and an overweight holding in Salesforce (+39%). The latter was the fund's largest position at period end. Conversely, an underweight in Japan and stock picks and an overweight in Asia Pacific ex Japan hurt the fund's relative result. By industry, the primary detractor from performance versus the benchmark was an underweight in communications equipment. Weak picks in interactive home entertainment also hampered the fund's relative result. Our biggest individual relative detractor was an out-of-benchmark stake in Sea (-31%). Our second-largest detractor this period was avoiding Zhongji Innolight, a benchmark component that gained roughly 214%. The fund's non-benchmark investment in Z Holdings, a position not held at period end, returned -20%.
Notes to shareholders:
The Fidelity Disruptive ETFs converted from their respective Fidelity Disruptive Funds on June 9, 2023, with the exception of Fidelity Disruptors Fund, which converted on June 16, 2023. These moves, approved by the Board of Trustees in November 2022, were deemed in the best interest of shareholders. Each new ETF and its former corresponding fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Fidelity believes that the conversion will provide multiple benefits for investors of the Funds, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. For more information, please refer to the Funds' prospectus supplement or visit us online.
On December 27, 2022, Co-Manager Fahim Razzaque came off the Fund's portfolio management team.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Disruptive Technology Fund
Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Salesforce, Inc.	4.7
Microsoft Corp.	4.7
NVIDIA Corp.	4.7
Workday, Inc. Class A	4.2
ASML Holding NV (Netherlands)	4.1
Adobe, Inc.	4.1
Alphabet, Inc. Class C	4.0
Marvell Technology, Inc.	4.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4.0
Amazon.com, Inc.	3.6
42.1

Market Sectors (% of Fund's net assets)

Information Technology	66.7
Communication Services	17.1
Consumer Discretionary	10.5
Financials	2.6
Industrials	2.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Disruptive Technology Fund
Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 17.1%
Entertainment - 6.8%
Netflix, Inc. (a)	8,886	3,512,014
Sea Ltd. ADR (a)	42,750	2,454,278
Spotify Technology SA (a)	6,322	941,346
		6,907,638
Interactive Media & Services - 9.3%
Alphabet, Inc. Class C (a)	33,228	4,099,338
Meta Platforms, Inc. Class A (a)	12,388	3,279,351
Snap, Inc. Class A (a)	147,074	1,500,155
Tencent Holdings Ltd.	13,961	552,497
		9,431,341
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	7,177	985,043
TOTAL COMMUNICATION SERVICES		17,324,022
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.7%
Tesla, Inc. (a)	3,309	674,804
Broadline Retail - 4.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	5,840	464,572
Amazon.com, Inc. (a)	30,266	3,649,474
Global-e Online Ltd. (a)	22,444	803,944
		4,917,990
Hotels, Restaurants & Leisure - 2.9%
Airbnb, Inc. Class A (a)	6,182	678,598
Deliveroo PLC Class A (a)(b)	581,933	760,090
Doordash, Inc. (a)(c)	6,537	426,801
MakeMyTrip Ltd. (a)(c)	41,275	1,076,039
		2,941,528
Specialty Retail - 2.1%
Farfetch Ltd. Class A (a)(c)	287,417	1,416,966
ZOZO, Inc.	34,962	713,669
		2,130,635
TOTAL CONSUMER DISCRETIONARY		10,664,957
FINANCIALS - 2.6%
Financial Services - 2.6%
Adyen BV (a)(b)	1,182	1,935,929
Block, Inc. Class A (a)	12,162	734,463
		2,670,392
INDUSTRIALS - 2.0%
Ground Transportation - 1.1%
Lyft, Inc. (a)	28,196	254,328
Uber Technologies, Inc. (a)	24,104	914,265
		1,168,593
Professional Services - 0.9%
Paycom Software, Inc.	3,253	911,263
TOTAL INDUSTRIALS		2,079,856
INFORMATION TECHNOLOGY - 66.7%
Electronic Equipment, Instruments & Components - 1.2%
Samsung SDI Co. Ltd.	2,240	1,216,080
IT Services - 8.4%
Accenture PLC Class A	4,898	1,498,396
MongoDB, Inc. Class A (a)	12,153	3,570,430
Shopify, Inc. Class A (a)	21,454	1,226,954
Snowflake, Inc. (a)	8,326	1,376,787
Twilio, Inc. Class A (a)	12,142	845,326
		8,517,893
Semiconductors & Semiconductor Equipment - 23.5%
Advantest Corp.	22,213	2,855,445
ASML Holding NV (Netherlands)	5,800	4,195,294
BE Semiconductor Industries NV	10,265	1,130,691
Marvell Technology, Inc.	69,038	4,038,033
NVIDIA Corp.	12,499	4,728,872
SolarEdge Technologies, Inc. (a)	10,163	2,894,727
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	40,851	4,027,500
		23,870,562
Software - 30.8%
Adobe, Inc. (a)	9,969	4,164,949
Atlassian Corp. PLC (a)	7,937	1,434,930
Bill Holdings, Inc. (a)(c)	6,098	631,631
Confluent, Inc. (a)(c)	37,280	1,183,267
Crowdstrike Holdings, Inc. (a)	5,663	906,816
Datadog, Inc. Class A (a)	19,193	1,821,608
HashiCorp, Inc. (a)	25,005	858,672
HubSpot, Inc. (a)	4,758	2,464,596
Intuit, Inc.	4,796	2,010,100
Microsoft Corp.	14,460	4,748,519
Palo Alto Networks, Inc. (a)	9,186	1,960,201
Salesforce, Inc. (a)	21,450	4,791,502
Workday, Inc. Class A (a)	20,262	4,295,341
		31,272,132
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	8,784	1,556,964
Samsung Electronics Co. Ltd.	23,947	1,292,822
		2,849,786
TOTAL INFORMATION TECHNOLOGY		67,726,453
TOTAL COMMON STOCKS (Cost $103,722,086)		100,465,680

Money Market Funds - 3.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	478,751	478,846
Fidelity Securities Lending Cash Central Fund 5.14% (d)(e)	3,121,438	3,121,750
TOTAL MONEY MARKET FUNDS (Cost $3,600,596)		3,600,596

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $107,322,682)	104,066,276
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(2,521,259)
NET ASSETS - 100.0%	101,545,017

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,696,019 or 2.7% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	907,846	22,170,868	22,599,868	23,087	-	-	478,846	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	5,285,219	46,947,101	49,110,570	23,607	-	-	3,121,750	0.0%
Total	6,193,065	69,117,969	71,710,438	46,694	-	-	3,600,596

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	17,324,022	16,771,525	552,497	-
Consumer Discretionary	10,664,957	10,664,957	-	-
Financials	2,670,392	734,463	1,935,929	-
Industrials	2,079,856	2,079,856	-	-
Information Technology	67,726,453	63,531,159	4,195,294	-

Money Market Funds	3,600,596	3,600,596	-	-
Total Investments in Securities:	104,066,276	97,382,556	6,683,720	-
Fidelity® Disruptive Technology Fund
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,101,879) - See accompanying schedule:
Unaffiliated issuers (cost $103,722,086)	$100,465,680
Fidelity Central Funds (cost $3,600,596)	3,600,596

Total Investment in Securities (cost $107,322,682)		$104,066,276
Cash		2
Receivable for investments sold		229,895
Receivable for fund shares sold		488,581
Dividends receivable		62,221
Distributions receivable from Fidelity Central Funds		2,261
Other receivables		904
Total assets		104,850,140
Liabilities
Payable for fund shares redeemed	$138,666
Accrued management fee	38,212
Other payables and accrued expenses	6,495
Collateral on securities loaned	3,121,750
Total Liabilities		3,305,123
Net Assets		$101,545,017
Net Assets consist of:
Paid in capital		$129,216,146
Total accumulated earnings (loss)		(27,671,129)
Net Assets		$101,545,017

Net Asset Value and Maximum Offering Price
Fidelity Disruptive Technology Fund :
Net Asset Value, offering price and redemption price per share ($101,545,017 ÷ 7,670,218 shares)		$13.24

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$318,499
Non-Cash dividends		51,943
Interest		62
Income from Fidelity Central Funds (including $23,607 from security lending)		46,694
Total Income		417,198
Expenses
Management fee	$569,328
Independent trustees' fees and expenses	486
Miscellaneous	11,804
Total expenses before reductions	581,618
Expense reductions	(78)
Total expenses after reductions		581,540
Net Investment income (loss)		(164,342)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(24,267,177)
Foreign currency transactions	1,616
Total net realized gain (loss)		(24,265,561)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	33,938,046
Assets and liabilities in foreign currencies	(248)
Total change in net unrealized appreciation (depreciation)		33,937,798
Net gain (loss)		9,672,237
Net increase (decrease) in net assets resulting from operations		$9,507,895
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(164,342)	$(808,781)
Net realized gain (loss)	(24,265,561)	2,344,017
Change in net unrealized appreciation (depreciation)	33,937,798	(57,703,932)
Net increase (decrease) in net assets resulting from operations	9,507,895	(56,168,696)
Distributions to shareholders	(1,210,975)	(2,859,572)
Share transactions - net increase (decrease)	(12,866,094)	(5,482,616)
Total increase (decrease) in net assets	(4,569,174)	(64,510,884)

Net Assets
Beginning of period	106,114,191	170,625,075
End of period	$101,545,017	$106,114,191

Financial Highlights
Fidelity® Disruptive Technology Fund

Years ended May 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$11.81	$18.10	$11.49	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.05) D	(.14)	(.13)	(.01)
Net realized and unrealized gain (loss)	1.62	(5.88)	6.81	1.50
Total from investment operations	1.57	(6.02)	6.68	1.49
Distributions from net realized gain	(.14)	(.27)	(.07)	-
Total distributions	(.14)	(.27)	(.07)	-
Net asset value, end of period	$13.24	$11.81	$18.10	$11.49
Total Return E,F	13.45%	(33.85)%	58.13%	14.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.87%	.99% I	1.01% I	1.01% I,J
Expenses net of fee waivers, if any	.87%	.99% I	1.01% I	1.01% I,J
Expenses net of all reductions	.87%	.99% I	1.01% I	1.01% I,J
Net investment income (loss)	(.42)% D	(.78)%	(.77)%	(.62)% J
Supplemental Data
Net assets, end of period (000 omitted)	$101,545	$34,802	$130,244	$6,198
Portfolio turnover rate K	28%	33%	29%	-% J,L

AFor the period April 16, 2020 (commencement of operations) through May 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.47)%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IOn certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund and Fidelity Disruptive Technology Fund (the Funds) are funds of Fidelity Summer Street Trust (the Trust). Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund and Fidelity Disruptive Technology Fund are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers Fidelity Disruptive Fund shares. Effective May 1, 2023, Class F shares were converted to Fidelity Disruptive Fund shares for each respective Fund. Effective May 12, 2023, Loyalty Class 1 and Loyalty Class 2 shares were also converted to Fidelity Disruptive Fund shares for each respective Fund. Also effective May 12, 2023, each Fund was closed to new institutional accounts.  Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Disruptive Automation Fund	$105,052,202	$18,297,190	$(10,231,021)	$8,066,169
Fidelity Disruptive Communications Fund	38,882,449	8,843,777	(9,701,587)	(857,810)
Fidelity Disruptive Finance Fund	41,255,431	7,155,271	(7,398,655)	(243,384)
Fidelity Disruptive Medicine Fund	40,552,055	7,434,031	(4,544,907)	2,889,124
Fidelity Disruptive Technology Fund	108,895,786	16,788,673	(21,618,183)	(4,829,510)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Disruptive Automation Fund	$256,868	$(7,368,616)	$8,054,357
Fidelity Disruptive Communications Fund	-	(9,249,306)	(857,969)
Fidelity Disruptive Finance Fund	231,760	(6,582,978)	(243,701)
Fidelity Disruptive Medicine Fund	-	(9,860,452)	2,888,881
Fidelity Disruptive Technology Fund	-	(22,838,516)	(4,832,613)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Disruptive Automation Fund	$(2,580,613)	$(4,788,003)	$(7,368,616)
Fidelity Disruptive Communications Fund	(4,856,673)	(4,392,633)	(9,249,306)
Fidelity Disruptive Finance Fund	(4,448,700)	(2,134,278)	(6,582,978)
Fidelity Disruptive Medicine Fund	(6,685,546)	(3,174,906)	(9,860,452)
Fidelity Disruptive Technology Fund	(3,935,299)	(18,903,217)	(22,838,516)

Fidelity Disruptive Medicine Fund intends to elect to defer to its next fiscal year $56,086 ordinary losses recognized during the period January 1, 2023 to May 31, 2023.
The tax character of distributions paid was as follows:

May 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Disruptive Automation Fund	$182,874	$ -	$182,874
Fidelity Disruptive Finance Fund	304,444	3,336,533	3,640,977
Fidelity Disruptive Technology Fund	-	1,210,975	1,210,975

May 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Disruptive Automation Fund	$2,442,978	$1,631,717	$4,074,695
Fidelity Disruptive Communications Fund	3,514,571	846,362	4,360,933
Fidelity Disruptive Finance Fund	1,565,554	623,324	2,188,878
Fidelity Disruptive Medicine Fund	869,901	-	869,901
Fidelity Disruptive Technology Fund	1,590,680	1,268,892	2,859,572

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Disruptive Automation Fund	26,990,185	42,250,687
Fidelity Disruptive Communications Fund	12,058,198	22,198,915
Fidelity Disruptive Finance Fund	11,155,420	28,184,951
Fidelity Disruptive Medicine Fund	18,530,233	32,533,768
Fidelity Disruptive Technology Fund	26,423,154	40,840,130

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Disruptive Automation Fund	314,663	2,526,540	4,955,947

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide each Fund with investment management related services for which each Fund pays a monthly all-inclusive management fee based on an annual percentage of average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses.

Under the expense contract, the investment adviser pays all other operating expenses as necessary, except the compensation of the independent Trustees and certain miscellaneous expenses, such as proxy and shareholder meeting expenses, so that total expenses do not exceed an annual percentage of average net assets.

Effective May 13, 2023, the annual management fee and expense contract rates were as follows:
	Management Fee Annual % of Average Net Assets	Expense Contract Annual % of Average Net Assets
Fidelity Disruptive Automation Fund	1.00%	.50%
Fidelity Disruptive Communications Fund	1.00%	.50%
Fidelity Disruptive Finance Fund	1.00%	.50%
Fidelity Disruptive Medicine Fund	1.00%	.50%
Fidelity Disruptive Technology Fund	1.00%	.50%

Prior to May 13, 2023, except where otherwise noted, the annual management fee and expense contract rates were as follows:

	Management Fee Annual % of Class-Level Average Net Assets	Expense Contract Annual % of Class-Level Average Net Assets
Fidelity Disruptive Automation Fund
Fidelity Disruptive Automation Fund	1.00%	.50%A
Loyalty Class 1	1.00%	.50%A
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Communications Fund
Fidelity Disruptive Communications Fund	1.00%	.50%A
Loyalty Class 1	1.00%	.50%A
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Finance Fund
Fidelity Disruptive Finance Fund	1.00%	.50%A
Loyalty Class 1	1.00%	.50%A
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Medicine Fund
Fidelity Disruptive Medicine Fund	1.00%	.50% A
Loyalty Class 1	1.00%	.50%A
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%
Fidelity Disruptive Technology Fund
Fidelity Disruptive Technology Fund	1.00%	.50% A
Loyalty Class 1	1.00%	.50%A
Loyalty Class 2	1.00%	.50%
Class F	1.00%	.00%

A Effective April 1, 2023, Fidelity Disruptive Fund shares of each Fund were added to the expense contract at the rate of .50% of class-level average net assets. In addition, the expense contract rate for Loyalty Class 1 shares of each Fund was changed from .75% to .50% of class-level average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Disruptive Automation Fund	$438
Fidelity Disruptive Communications Fund	224
Fidelity Disruptive Finance Fund	113
Fidelity Disruptive Medicine Fund	452
Fidelity Disruptive Technology Fund	319

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Disruptive Automation Fund	-	560,318	(112,025)
Fidelity Disruptive Communications Fund	214,437	368,911	(125,288)
Fidelity Disruptive Finance Fund	2,750,469	164,592	(18,986)
Fidelity Disruptive Medicine Fund	1,279,712	1,626,045	(46,402)
Fidelity Disruptive Technology Fund	1,534,256	902,817	(1,097,098)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Disruptive Automation Fund	$9,469	$28,037	$1,098,234
Fidelity Disruptive Communications Fund	$65	$-	$-
Fidelity Disruptive Finance Fund	$434	$585	$11,481
Fidelity Disruptive Medicine Fund	$2,150	$26	$-
Fidelity Disruptive Technology Fund	$2,341	$28	$-

8. Expense Reductions.

Through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

	Custodian credits	Transfer Agent credits
Fidelity Disruptive Automation Fund		35
Loyalty Class 1		15
Class F		16
Fidelity Disruptive Communications Fund	176
Fidelity Disruptive Communications Fund		17
Loyalty Class 1		16
Class F		36
Fidelity Disruptive Finance Fund	1
Fidelity Disruptive Finance Fund		48
Class F		23
Fidelity Disruptive Medicine Fund		27
Loyalty Class 1		8
Class F		34
Fidelity Disruptive Technology Fund	13
Fidelity Disruptive Technology Fund		40
Loyalty Class 1		11
Class F		14

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended May 31, 2023	Year ended May 31, 2022
Fidelity Disruptive Automation Fund
Distributions to shareholders
Fidelity Disruptive Automation Fund	$-	$1,812,440
Loyalty Class 1	70,285	1,093,147
Loyalty Class 2	370	5,010
Class F	112,219	1,164,098
Total	$182,874	$4,074,695
Fidelity Disruptive Communications Fund
Distributions to shareholders
Fidelity Disruptive Communications Fund	$-	$1,427,817
Loyalty Class 1	-	778,546
Loyalty Class 2	-	9,700
Class F	-	2,144,870
Total	$-	$4,360,933
Fidelity Disruptive Finance Fund
Distributions to shareholders
Fidelity Disruptive Finance Fund	$889,399	$736,400
Loyalty Class 1	1,176,792	350,964
Loyalty Class 2	9,204	4,381
Class F	1,565,582	1,097,133
Total	$3,640,977	$2,188,878
Fidelity Disruptive Medicine Fund
Distributions to shareholders
Fidelity Disruptive Medicine Fund	$-	$313,911
Loyalty Class 1	-	95,065
Loyalty Class 2	-	1,584
Class F	-	459,341
Total	$-	$869,901
Fidelity Disruptive Technology Fund
Distributions to shareholders
Fidelity Disruptive Technology Fund	$403,963	$ 1,574,286
Loyalty Class 1	534,280	619,752
Loyalty Class 2	1,388	3,166
Class F	271,344	662,368
Total	$1,210,975	$2,859,572
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2023	Year ended May 31, 2022	Year ended May 31, 2023	Year ended May 31, 2022
Fidelity Disruptive Automation Fund
Fidelity Disruptive Automation Fund
Shares sold	6,804,026	2,752,234	$106,491,639	$51,921,559
Reinvestment of distributions	-	88,636	-	1,722,187
Shares redeemed	(2,497,936)	(6,530,903)	(35,221,801)	(120,981,122)
Net increase (decrease)	4,306,090	(3,690,033)	$71,269,838	$(67,337,376)
Loyalty Class 1
Shares sold	1,028,133	4,560,941	$14,592,727	$84,668,905
Reinvestment of distributions	4,568	51,313	65,051	1,010,135
Shares redeemed	(5,083,861)	(931,384)	(78,288,179)	(15,777,057)
Net increase (decrease)	(4,051,160)	3,680,870	$(63,630,401)	$69,901,983
Loyalty Class 2
Shares sold	1,243	-	$17,906	$ -
Reinvestment of distributions	26	256	370	5,010
Shares redeemed	(11,560)	-	(180,614)	-
Net increase (decrease)	(10,291)	256	$(162,338)	$5,010
Class F
Shares sold	34,684	331,731	$512,114	$6,114,342
Reinvestment of distributions	7,809	59,316	112,219	1,164,098
Shares redeemed	(1,824,862)	(449,808)	(27,936,611)	(8,048,845)
Net increase (decrease)	(1,782,369)	(58,761)	$(27,312,278)	$(770,405)
Fidelity Disruptive Communications Fund
Fidelity Disruptive Communications Fund
Shares sold	3,157,109	778,402	$36,001,186	$13,145,562
Reinvestment of distributions	-	79,255	-	1,353,700
Shares redeemed	(706,960)	(2,348,937)	(7,507,221)	(38,618,424)
Net increase (decrease)	2,450,149	(1,491,280)	$28,493,965	$(24,119,162)
Loyalty Class 1
Shares sold	237,637	1,560,001	$2,583,699	$25,719,807
Reinvestment of distributions	-	43,190	-	711,850
Shares redeemed	(1,486,491)	(557,772)	(16,870,638)	(8,111,660)
Net increase (decrease)	(1,248,854)	1,045,419	$(14,286,939)	$18,319,997
Loyalty Class 2
Shares sold	470	-	$5,415	$ -
Reinvestment of distributions	-	575	-	9,700
Shares redeemed	(11,186)	-	(129,686)	-
Net increase (decrease)	(10,716)	575	$(124,271)	$9,700
Class F
Shares sold	220,778	499,239	$2,260,556	$8,186,239
Reinvestment of distributions	-	127,405	-	2,144,870
Shares redeemed	(2,336,927)	(450,224)	(26,314,710)	(6,430,638)
Net increase (decrease)	(2,116,149)	176,420	$(24,054,154)	$3,900,471
Fidelity Disruptive Finance Fund
Fidelity Disruptive Finance Fund
Shares sold	3,182,420	1,522,405	$41,586,096	$28,354,963
Reinvestment of distributions	64,830	37,862	860,296	699,750
Shares redeemed	(1,247,068)	(2,995,268)	(16,387,983)	(54,505,311)
Net increase (decrease)	2,000,182	(1,435,001)	$26,058,409	$(25,450,598)
Loyalty Class 1
Shares sold	501,596	1,495,157	$6,806,499	$27,284,785
Reinvestment of distributions	78,252	17,088	1,037,086	315,495
Shares redeemed	(1,945,570)	(292,449)	(25,336,391)	(5,046,813)
Net increase (decrease)	(1,365,722)	1,219,796	$(17,492,806)	$22,553,467
Loyalty Class 2
Shares sold	1,246	-	$17,290	$ -
Reinvestment of distributions	691	236	9,204	4,380
Shares redeemed	(12,293)	-	(160,502)	-
Net increase (decrease)	(10,356)	236	$(134,008)	$4,380
Class F
Shares sold	236,687	262,444	$3,122,008	$4,963,476
Reinvestment of distributions	117,394	59,129	1,565,581	1,097,133
Shares redeemed	(2,038,868)	(588,999)	(26,918,970)	(10,388,509)
Net increase (decrease)	(1,684,787)	(267,426)	$(22,231,381)	$(4,327,900)
Fidelity Disruptive Medicine Fund
Fidelity Disruptive Medicine Fund
Shares sold	4,150,036	1,365,657	$47,165,060	$18,194,183
Reinvestment of distributions	-	21,668	-	297,724
Shares redeemed	(1,327,210)	(2,767,183)	(13,951,368)	(35,824,976)
Net increase (decrease)	2,822,826	(1,379,858)	$33,213,692	$(17,333,069)
Loyalty Class 1
Shares sold	486,656	1,803,906	$5,140,188	$23,287,853
Reinvestment of distributions	-	6,145	-	84,377
Shares redeemed	(2,165,388)	(421,676)	(24,624,657)	(4,950,843)
Net increase (decrease)	(1,678,732)	1,388,375	$(19,484,469)	$18,421,387
Loyalty Class 2
Shares sold	154	-	$1,704	$ -
Reinvestment of distributions	-	115	-	1,584
Shares redeemed	(10,355)	-	(120,139)	-
Net increase (decrease)	(10,201)	115	$(118,435)	$1,584
Class F
Shares sold	202,757	612,276	$2,265,715	$8,148,906
Reinvestment of distributions	-	33,286	-	459,341
Shares redeemed	(2,632,879)	(654,892)	(29,802,055)	(7,775,910)
Net increase (decrease)	(2,430,122)	(9,330)	$(27,536,340)	$832,337
Fidelity Disruptive Technology Fund
Fidelity Disruptive Technology Fund
Shares sold	8,623,086	3,479,218	$100,997,985	$62,077,719
Reinvestment of distributions	34,545	77,426	392,082	1,510,441
Shares redeemed	(3,934,079)	(7,805,680)	(42,810,625)	(142,978,770)
Net increase (decrease)	4,723,552	(4,249,036)	$58,579,442	$(79,390,610)
Loyalty Class 1
Shares sold	1,061,855	5,021,866	$11,797,211	$92,457,308
Reinvestment of distributions	43,936	28,742	499,555	564,426
Shares redeemed	(5,053,076)	(1,521,976)	(59,530,327)	(24,013,647)
Net increase (decrease)	(3,947,285)	3,528,632	$(47,233,561)	$69,008,087
Loyalty Class 2
Shares sold	113	-	$1,295	$ -
Reinvestment of distributions	121	162	1,388	3,166
Shares redeemed	(10,440)	-	(125,896)	-
Net increase (decrease)	(10,206)	162	$(123,213)	$3,166
Class F
Shares sold	229,885	592,417	$2,389,168	$10,092,143
Reinvestment of distributions	23,554	33,738	271,344	662,368
Shares redeemed	(2,299,476)	(367,127)	(26,749,274)	(5,857,770)
Net increase (decrease)	(2,046,037)	259,028	$(24,088,762)	$4,896,741
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Disruptors Fund
Fidelity Disruptive Automation Fund	17%
Fidelity Disruptive Communications Fund	50%
Fidelity Disruptive Finance Fund	45%
Fidelity Disruptive Medicine Fund	43%
Fidelity Disruptive Technology Fund	20%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Reorganization.
Subsequent to period end, on June 9, 2023, each Fund (Target Fund) reorganized into a newly created exchange traded fund ("ETF"), as noted in the below table. Each Fund reorganized according to an Agreement and Plan of Reorganization (the Agreement) approved by its Board of Trustees. Per the Agreement, shareholders of each Target Fund received ETF shares equal in value to the shares of the Fidelity Disruptive Fund they owned on the day the reorganization was effective. Each Target Fund was the accounting survivor after the reorganization. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Funds or their shareholders.

For the period ended November 30, 2023, performance and financial history prior to the reorganization will be that of each Target Fund (Predecessor Fund). Historical share transactions and per share information for the Predecessor Funds will be retroactively adjusted to reflect the change in capital structure due to the reorganization.

Current Mutual Funds (Target/Predecessor Funds)	New ETFs
Fidelity Disruptive Automation Fund	Fidelity Disruptive Automation ETF
Fidelity Disruptive Communications Fund	Fidelity Disruptive Communications ETF
Fidelity Disruptive Finance Fund	Fidelity Disruptive Finance ETF
Fidelity Disruptive Medicine Fund	Fidelity Disruptive Medicine ETF
Fidelity Disruptive Technology Fund	Fidelity Disruptive Technology ETF

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Disruptive Automation ETF, Fidelity Disruptive Communications ETF, Fidelity Disruptive Finance ETF, Fidelity Disruptive Medicine ETF and Fidelity Disruptive Technology ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund and Fidelity Disruptive Technology Fund (five of the funds constituting Fidelity Summer Street Trust, hereafter collectively referred to as the "Funds") as of May 31, 2023, the related statements of operations for the year ended May 31, 2023, the statements of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2023 and for the period April 16, 2020 (commencement of operations) through May 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2023 and each of the financial highlights for each of the three years in the period ended May 31, 2023 and for the period April 16, 2020 (commencement of operations) through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023
Fidelity® Disruptive Automation Fund
Fidelity® Disruptive Automation Fund	.71%
Actual		$ 1,000	$ 1,138.70	$ 3.79
Hypothetical-B		$ 1,000	$ 1,021.39	$ 3.58
Fidelity® Disruptive Communications Fund
Fidelity® Disruptive Communications Fund	.65%
Actual		$ 1,000	$ 1,131.80	$ 3.45
Hypothetical-B		$ 1,000	$ 1,021.69	$ 3.28
Fidelity® Disruptive Finance Fund
Fidelity® Disruptive Finance Fund	.69%
Actual		$ 1,000	$ 905.20	$ 3.28
Hypothetical-B		$ 1,000	$ 1,021.49	$ 3.48
Fidelity® Disruptive Medicine Fund
Fidelity® Disruptive Medicine Fund	.68%
Actual		$ 1,000	$ 981.20	$ 3.36
Hypothetical-B		$ 1,000	$ 1,021.54	$ 3.43
Fidelity® Disruptive Technology Fund
Fidelity® Disruptive Technology Fund	.74%
Actual		$ 1,000	$ 1,218.00	$ 4.09
Hypothetical-B		$ 1,000	$ 1,021.24	$ 3.73

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Fidelity Disruptive	Loyalty Class 1	Loyalty Class 2	Class F
Fidelity Disruptive Automation Fund
December 2022	-	65%	68%	25%
Fidelity Disruptive Finance Fund
July 2022	-	100%	100%	100%
December 2022	-	100%	100%	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Fidelity Disruptive	Loyalty Class 1	Loyalty Class 2	Class F
Fidelity Disruptive Automation Fund
December 2022	-	100%	100%	100%
Fidelity Disruptive Finance Fund
July 2022	-	100%	100%	100%
December 2022	-	100%	100%	100%
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Disruptive Automation Fund
Fidelity Disruptive	12/12/2022	$0.0000	$0.0000
Loyalty Class 1	12/12/2022	$0.0376	$0.0206
Loyalty Class 2	12/12/2022	$0.0566	$0.0206
Class F	12/12/2022	$0.0966	$0.0206

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity Disruptive Automation Fund
Fidelity Disruptive Communications Fund
Fidelity Disruptive Finance Fund
Fidelity Disruptive Medicine Fund
Fidelity Disruptive Technology Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for each fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of each fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of each fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each fund's management fee structure is fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9897372.103
DSS-ANN-0723
010 - Annual Front Cover Html
Fidelity® SAI Sustainable U.S. Equity Fund

Annual Report
May 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable U.S. Equity Fund	4.53%	-2.93%

A   From April 14, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Sustainable U.S. Equity Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500® continued its advance in 2023, gaining +9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. Uncertainty about the debt ceiling resulted in some ups and downs in May (+0.43%) but did not meaningfully alter the recent uptrend. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they were insulated from the March banking crisis that caused the Fed to reconsider its aggressive rate-hike campaign. Indeed, the central bank stepped down to hikes of 25 basis points in February, March and May. By sector for the full 12 months, information technology (+21%) led by a wide margin, whereas real estate (-16%) and materials (-11%) lagged most.
Comments from Co-Managers Nicole Connolly and Michael Robertson:
For the fiscal year ending May 31, 2023, the fund gained 4.53%, outperforming the 2.52% advance of the MSCI USA IMI ESG Leaders Index, as well as the 2.04% return of the broad-based Russell 3000® Index. The top contributor to performance versus the MSCI USA IMI ESG Leaders Index was stock selection in the consumer discretionary sector, primarily driven by the consumer durables & apparel industry. Strong picks in energy also bolstered the fund's relative result. Also boosting performance was security selection and an underweighting in the real estate sector, especially within the equity real estate investment trusts industry. Lastly, the fund's position in cash was a notable contributor. An underweighting in Tesla, a stake we established this period, was the fund's largest individual relative contributor and returned about -19% the past year. Also boosting value was our overweighting in Cheniere Energy, which gained 4%. The fund's non-benchmark stake in Netflix, a position we established this period, gained about 76%. In contrast, the biggest detractor from performance versus the benchmark were stock picks in health care. Weak picks in the financials sector, primarily within the financial services industry, also hampered the fund's relative performance. Also hampering the fund's relative result was security selection in consumer staples. The fund's largest individual relative detractor was an outsized stake in Northern Trust, which returned roughly -33% the past 12 months. We increased our investment in this company. Another notable relative detractor was an out-of-benchmark position in Bank of America (-23%). We added to our stake in the company the past year. Also holding back performance was an underweighting in Microsoft, which gained 22%. The company was the fund's biggest holding. Notable changes in positioning include reduced exposure to the consumer staples sector and a higher allocation to information technology.
Note to Shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.4
NVIDIA Corp.	3.4
Apple, Inc.	3.0
Salesforce, Inc.	2.9
The Travelers Companies, Inc.	2.2
Merck & Co., Inc.	2.2
Danaher Corp.	2.2
Procter & Gamble Co.	2.2
Prologis (REIT), Inc.	2.1
KBR, Inc.	2.1
30.7

Market Sectors (% of Fund's net assets)

Information Technology	28.1
Health Care	12.2
Consumer Discretionary	12.1
Financials	11.6
Industrials	10.3
Communication Services	6.2
Consumer Staples	5.0
Materials	4.2
Energy	3.3
Utilities	2.7
Real Estate	2.1

Asset Allocation (% of Fund's net assets)

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.2%
Entertainment - 1.8%
Netflix, Inc. (a)	363	143,468
Interactive Media & Services - 1.7%
Alphabet, Inc. Class A (a)	1,086	133,437
Media - 2.7%
Cable One, Inc.	65	39,769
Comcast Corp. Class A	2,263	89,049
Interpublic Group of Companies, Inc.	2,403	89,368
		218,186
TOTAL COMMUNICATION SERVICES		495,091
CONSUMER DISCRETIONARY - 12.1%
Automobile Components - 0.7%
Aptiv PLC (a)	608	53,553
Automobiles - 0.8%
General Motors Co.	1,153	37,369
Tesla, Inc. (a)	140	28,550
		65,919
Broadline Retail - 1.1%
Amazon.com, Inc. (a)	747	90,073
Diversified Consumer Services - 2.1%
Adtalem Global Education, Inc. (a)	2,039	84,619
Bright Horizons Family Solutions, Inc. (a)	953	81,577
		166,196
Hotels, Restaurants & Leisure - 1.2%
Marriott International, Inc. Class A	593	99,499
Household Durables - 2.0%
Taylor Morrison Home Corp. (a)	3,694	156,736
Specialty Retail - 1.9%
The Home Depot, Inc.	524	148,528
Textiles, Apparel & Luxury Goods - 2.3%
LVMH Moet Hennessy Louis Vuitton SE	139	121,532
Tapestry, Inc.	1,667	66,713
		188,245
TOTAL CONSUMER DISCRETIONARY		968,749
CONSUMER STAPLES - 5.0%
Beverages - 0.7%
Keurig Dr. Pepper, Inc.	1,949	60,653
Consumer Staples Distribution & Retail - 0.9%
Albertsons Companies, Inc.	3,400	69,224
Food Products - 0.5%
Darling Ingredients, Inc. (a)	640	40,563
Household Products - 2.2%
Procter & Gamble Co.	1,217	173,423
Personal Care Products - 0.7%
Estee Lauder Companies, Inc. Class A	314	57,785
TOTAL CONSUMER STAPLES		401,648
ENERGY - 3.3%
Energy Equipment & Services - 1.2%
Baker Hughes Co. Class A	3,432	93,522
Oil, Gas & Consumable Fuels - 2.1%
Cheniere Energy, Inc.	219	30,610
Denbury, Inc. (a)	690	62,217
Valero Energy Corp.	729	78,032
		170,859
TOTAL ENERGY		264,381
FINANCIALS - 11.6%
Banks - 1.7%
Bank of America Corp.	4,906	136,338
Capital Markets - 5.0%
BlackRock, Inc. Class A	137	90,084
Moody's Corp.	318	100,768
Northern Trust Corp.	1,400	100,688
State Street Corp.	1,653	112,437
		403,977
Consumer Finance - 1.5%
American Express Co.	740	117,334
Financial Services - 1.2%
MasterCard, Inc. Class A	266	97,095
Insurance - 2.2%
The Travelers Companies, Inc.	1,066	180,410
TOTAL FINANCIALS		935,154
HEALTH CARE - 12.2%
Biotechnology - 1.6%
Moderna, Inc. (a)	249	31,800
Vertex Pharmaceuticals, Inc. (a)	291	94,159
		125,959
Health Care Providers & Services - 2.9%
Centene Corp. (a)	1,229	76,702
Cigna Group	633	156,611
		233,313
Life Sciences Tools & Services - 3.3%
Danaher Corp.	763	175,200
ICON PLC (a)	432	92,029
		267,229
Pharmaceuticals - 4.4%
Merck & Co., Inc.	1,590	175,552
UCB SA	914	79,643
Zoetis, Inc. Class A	612	99,762
		354,957
TOTAL HEALTH CARE		981,458
INDUSTRIALS - 10.3%
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. Class B	563	94,021
Building Products - 1.0%
Johnson Controls International PLC	1,329	79,341
Electrical Equipment - 1.8%
Acuity Brands, Inc.	474	71,427
Generac Holdings, Inc. (a)	171	18,625
Regal Rexnord Corp.	452	58,710
		148,762
Machinery - 1.8%
Deere & Co.	196	67,812
Ingersoll Rand, Inc.	1,291	73,148
		140,960
Professional Services - 4.5%
KBR, Inc.	2,818	166,318
Manpower, Inc.	708	49,680
Planet Labs PBC Class A (a)	4,394	20,168
Verisk Analytics, Inc.	588	128,837
		365,003
TOTAL INDUSTRIALS		828,087
INFORMATION TECHNOLOGY - 28.1%
Electronic Equipment, Instruments & Components - 0.8%
Flex Ltd. (a)	2,466	62,612
IT Services - 2.0%
Accenture PLC Class A	539	164,891
Semiconductors & Semiconductor Equipment - 8.0%
Advanced Micro Devices, Inc. (a)	865	102,252
NVIDIA Corp.	731	276,567
NXP Semiconductors NV	543	97,251
onsemi (a)	1,332	111,355
SolarEdge Technologies, Inc. (a)	211	60,099
		647,524
Software - 14.3%
Adobe, Inc. (a)	243	101,523
Intuit, Inc.	316	132,442
Microsoft Corp.	2,062	677,142
Salesforce, Inc. (a)	1,056	235,889
		1,146,996
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	1,352	239,642
TOTAL INFORMATION TECHNOLOGY		2,261,665
MATERIALS - 4.2%
Chemicals - 1.7%
Linde PLC	395	139,696
Containers & Packaging - 2.5%
Avery Dennison Corp.	761	122,620
Crown Holdings, Inc.	979	74,629
		197,249
TOTAL MATERIALS		336,945
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Prologis (REIT), Inc.	1,376	171,381
UTILITIES - 2.7%
Electric Utilities - 2.1%
NextEra Energy, Inc.	1,088	79,924
ORSTED A/S (b)	1,024	89,661
		169,585
Water Utilities - 0.6%
American Water Works Co., Inc.	334	48,246
TOTAL UTILITIES		217,831
TOTAL COMMON STOCKS (Cost $7,380,658)		7,862,390

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (c) (Cost $268,489)	268,436	268,489

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $7,649,147)	8,130,879
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(86,520)
NET ASSETS - 100.0%	8,044,359

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $89,661 or 1.1% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	4,355	5,273,443	5,009,309	3,143	-	-	268,489	0.0%
Total	4,355	5,273,443	5,009,309	3,143	-	-	268,489

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	495,091	495,091	-	-
Consumer Discretionary	968,749	847,217	121,532	-
Consumer Staples	401,648	401,648	-	-
Energy	264,381	264,381	-	-
Financials	935,154	935,154	-	-
Health Care	981,458	981,458	-	-
Industrials	828,087	828,087	-	-
Information Technology	2,261,665	2,261,665	-	-
Materials	336,945	336,945	-	-
Real Estate	171,381	171,381	-	-
Utilities	217,831	217,831	-	-

Money Market Funds	268,489	268,489	-	-
Total Investments in Securities:	8,130,879	8,009,347	121,532	-
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $7,380,658)	$7,862,390
Fidelity Central Funds (cost $268,489)	268,489

Total Investment in Securities (cost $7,649,147)		$8,130,879
Cash		20,681
Receivable for fund shares sold		3,760
Dividends receivable		8,136
Distributions receivable from Fidelity Central Funds		844
Receivable from investment adviser for expense reductions		6,903
Other receivables		91
Total assets		8,171,294
Liabilities
Payable for investments purchased	$85,241
Accrued management fee	3,266
Audit fee payable	32,456
Other payables and accrued expenses	5,972
Total Liabilities		126,935
Net Assets		$8,044,359
Net Assets consist of:
Paid in capital		$7,634,419
Total accumulated earnings (loss)		409,940
Net Assets		$8,044,359
Net Asset Value, offering price and redemption price per share ($8,044,359 ÷ 837,355 shares)		$9.61

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$49,761
Special dividends		6,590
Interest		4
Income from Fidelity Central Funds		3,143
Total Income		59,498
Expenses
Management fee	$18,872
Custodian fees and expenses	14,338
Independent trustees' fees and expenses	13
Registration fees	39,021
Audit	35,972
Legal	1
Miscellaneous	32
Total expenses before reductions	108,249
Expense reductions	(87,141)
Total expenses after reductions		21,108
Net Investment income (loss)		38,390
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(85,378)
Foreign currency transactions	135
Total net realized gain (loss)		(85,243)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	550,924
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		550,925
Net gain (loss)		465,682
Net increase (decrease) in net assets resulting from operations		$504,072
Statement of Changes in Net Assets

	Year ended May 31, 2023	For the period April 14, 2022 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,390	$848
Net realized gain (loss)	(85,243)	(7,001)
Change in net unrealized appreciation (depreciation)	550,925	(69,192)
Net increase (decrease) in net assets resulting from operations	504,072	(75,345)
Distributions to shareholders	(18,138)	-
Share transactions
Proceeds from sales of shares	7,183,631	1,003,695
Reinvestment of distributions	17,819	-
Cost of shares redeemed	(570,765)	(610)
Net increase (decrease) in net assets resulting from share transactions	6,630,685	1,003,085
Total increase (decrease) in net assets	7,116,619	927,740

Net Assets
Beginning of period	927,740	-
End of period	$8,044,359	$927,740

Other Information
Shares
Sold	796,395	100,392
Issued in reinvestment of distributions	1,996	-
Redeemed	(61,367)	(61)
Net increase (decrease)	737,024	100,331

Financial Highlights
Fidelity® SAI Sustainable U.S. Equity Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.25	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10 D	.01
Net realized and unrealized gain (loss)	.32	(.76)
Total from investment operations	.42	(.75)
Distributions from net investment income	(.06)	-
Total distributions	(.06)	-
Net asset value, end of period	$9.61	$9.25
Total Return E,F	4.53%	(7.50)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.03%	7.28% I,J
Expenses net of fee waivers, if any	.59%	.60% I,J
Expenses net of all reductions	.59%	.60% I,J
Net investment income (loss)	1.07% D	.73% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$8,044	$928
Portfolio turnover rate K	35%	2% L

AFor the period April 14, 2022 (commencement of operations) through May 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity SAI Sustainable U.S. Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$804,094
Gross unrealized depreciation	(373,600)
Net unrealized appreciation (depreciation)	$430,494
Tax Cost	$7,700,385

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,505
Capital loss carryforward	$(41,060)
Net unrealized appreciation (depreciation) on securities and other investments	$430,495

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(41,060)
Long-term	(-)
Total capital loss carryforward	$(41,060)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022A
Ordinary Income	$18,138	$-

A For the period April 14, 2022 (commencement of operations) through May 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable U.S. Equity Fund	7,732,978	1,268,430
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable U.S. Equity Fund	$53

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable U.S. Equity Fund	143,805	40,047	(6,130)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI Sustainable U.S. Equity Fund	$1
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .60% of average net assets. This reimbursement will remain in place through September 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $86,897.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $116.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $128.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable U.S. Equity Fund	12%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI Sustainable U.S. Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable U.S. Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2023 and for the period April 14, 2022 (commencement of operations) through May 31, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended May 31, 2023 and for the period April 14, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Fidelity® SAI Sustainable U.S. Equity Fund	.59%
Actual		$ 1,000	$ 1,037.50	$ 3.00
Hypothetical-B		$ 1,000	$ 1,021.99	$ 2.97

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity SAI Sustainable U.S. Equity Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of the fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9904862.101
EFS-ANN-0723
010 - Annual Front Cover Html
Fidelity® SAI Sustainable Future Fund

Annual Report
May 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Future Fund	0.90%	-5.12%

A   From April 14, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Sustainable Future Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500® continued its advance in 2023, gaining +9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. Uncertainty about the debt ceiling resulted in some ups and downs in May (+0.43%) but did not meaningfully alter the recent uptrend. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they were insulated from the March banking crisis that caused the Fed to reconsider its aggressive rate-hike campaign. Indeed, the central bank stepped down to hikes of 25 basis points in February, March and May. By sector for the full 12 months, information technology (+21%) led by a wide margin, whereas real estate (-16%) and materials (-11%) lagged most.
Comments from Portfolio Manager Daniel Kelley:
For the fiscal year ending May 31, 2023, the fund gained 0.90%, trailing the 2.52% advance of the MSCI USA IMI ESG Leaders Index, as well as the 2.04% return of the broad-based Russell 3000® Index. The largest detractors from performance versus the Russell 3000® Index were stock selection and an overweight in energy. An underweight and stock picking in the communication services sector, primarily within the media & entertainment industry, also hindered the fund's relative result. Also hampering our result was security selection in the consumer staples sector, especially within the food, beverage & tobacco industry. The fund's biggest individual relative detractor was an outsized stake in Newmont, which returned -37% the past year. We added to our stake in this company. Also holding back performance was an underweighting in Apple, which gained 20%. We increased our investment in this name the past 12 months. Also hurting performance was our overweight in Baker Hughes, which returned -22%. We added to our position the past year. In contrast, the largest contributor to performance versus the benchmark were stock picks in the health care sector, primarily driven by the pharmaceuticals, biotechnology & life sciences industry. Security selection in information technology and financials also boosted the fund's relative result. The fund's top individual relative contributor was an outsized stake in Nvidia, which gained 181% the past 12 months. The company was among the largest holdings as of May 31. Also bolstering performance was an underweighting in Tesla, which returned approximately -19%. Tesla was not held at period end. Another notable relative contributor was an overweight in Eli Lilly (+38%), which was one of our biggest holdings this period. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.
Note to Shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.8
NVIDIA Corp.	5.4
Alphabet, Inc. Class C	4.0
Eaton Corp. PLC	2.7
Apple, Inc.	2.6
Newmont Corp.	2.2
UnitedHealth Group, Inc.	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1.7
Shopify, Inc. Class A	1.7
MasterCard, Inc. Class A	1.6
32.6

Market Sectors (% of Fund's net assets)

Information Technology	29.4
Health Care	15.1
Financials	12.1
Industrials	11.4
Consumer Discretionary	7.5
Communication Services	6.1
Materials	5.9
Consumer Staples	3.7
Energy	3.5
Utilities	1.0
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	1,645	58,611
Entertainment - 1.0%
Netflix, Inc. (a)	158	62,446
Interactive Media & Services - 4.2%
Alphabet, Inc. Class C (a)	2,092	258,090
Zoominfo Technologies, Inc. (a)	593	14,665
		272,755
TOTAL COMMUNICATION SERVICES		393,812
CONSUMER DISCRETIONARY - 7.5%
Automobile Components - 0.3%
Lear Corp.	162	19,871
Broadline Retail - 0.9%
Amazon.com, Inc. (a)	469	56,552
Hotels, Restaurants & Leisure - 2.2%
Airbnb, Inc. Class A (a)	332	36,444
Hilton Worldwide Holdings, Inc.	508	69,149
Marriott International, Inc. Class A	202	33,894
		139,487
Household Durables - 0.2%
D.R. Horton, Inc.	151	16,133
Specialty Retail - 2.6%
Lowe's Companies, Inc.	199	40,025
The Home Depot, Inc.	168	47,620
TJX Companies, Inc.	1,090	83,701
		171,346
Textiles, Apparel & Luxury Goods - 1.3%
NIKE, Inc. Class B	342	35,999
Tapestry, Inc.	1,136	45,463
		81,462
TOTAL CONSUMER DISCRETIONARY		484,851
CONSUMER STAPLES - 3.7%
Beverages - 1.8%
Diageo PLC	1,115	46,353
The Coca-Cola Co.	1,128	67,296
		113,649
Consumer Staples Distribution & Retail - 0.6%
Target Corp.	304	39,803
Household Products - 0.9%
Kimberly-Clark Corp.	141	18,933
The Clorox Co.	242	38,280
		57,213
Personal Care Products - 0.4%
L'Oreal SA	61	26,117
TOTAL CONSUMER STAPLES		236,782
ENERGY - 3.5%
Energy Equipment & Services - 2.4%
Baker Hughes Co. Class A	2,019	55,018
Halliburton Co.	1,660	47,559
Schlumberger Ltd.	1,263	54,094
		156,671
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc.	235	32,846
Hess Corp.	293	37,114
		69,960
TOTAL ENERGY		226,631
FINANCIALS - 12.1%
Banks - 1.0%
Bank of America Corp.	2,255	62,666
Capital Markets - 4.0%
BlackRock, Inc. Class A	112	73,646
CME Group, Inc.	154	27,528
Intercontinental Exchange, Inc.	539	57,107
Morgan Stanley	738	60,339
Raymond James Financial, Inc.	394	35,598
		254,218
Consumer Finance - 1.0%
American Express Co.	413	65,485
Financial Services - 3.8%
Block, Inc. Class A (a)	446	26,934
MasterCard, Inc. Class A	291	106,221
Visa, Inc. Class A	455	100,569
Voya Financial, Inc.	196	13,289
		247,013
Insurance - 2.3%
Arthur J. Gallagher & Co.	360	72,119
MetLife, Inc.	605	29,978
The Travelers Companies, Inc.	286	48,403
		150,500
TOTAL FINANCIALS		779,882
HEALTH CARE - 15.1%
Biotechnology - 3.8%
AbbVie, Inc.	201	27,730
Gilead Sciences, Inc.	1,033	79,479
Regeneron Pharmaceuticals, Inc. (a)	118	86,796
Vertex Pharmaceuticals, Inc. (a)	155	50,153
		244,158
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	976	50,244
GE Healthcare Holding LLC	105	8,349
Penumbra, Inc. (a)	34	10,450
Stryker Corp.	159	43,817
		112,860
Health Care Providers & Services - 3.6%
Cigna Group	227	56,162
Humana, Inc.	111	55,708
UnitedHealth Group, Inc.	248	120,836
		232,706
Life Sciences Tools & Services - 2.4%
Agilent Technologies, Inc.	536	61,999
Danaher Corp.	138	31,688
Mettler-Toledo International, Inc. (a)	22	29,081
Thermo Fisher Scientific, Inc.	62	31,525
		154,293
Pharmaceuticals - 3.5%
AstraZeneca PLC sponsored ADR	306	22,362
Eli Lilly & Co.	197	84,604
Merck & Co., Inc.	512	56,530
Novo Nordisk A/S Series B	115	18,507
Zoetis, Inc. Class A	269	43,850
		225,853
TOTAL HEALTH CARE		969,870
INDUSTRIALS - 11.4%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	133	59,053
Building Products - 2.3%
Carrier Global Corp.	903	36,933
Fortune Brands Home & Security, Inc.	468	28,291
The AZEK Co., Inc. (a)	1,144	26,598
Trane Technologies PLC	352	57,457
		149,279
Electrical Equipment - 3.5%
Eaton Corp. PLC	1,005	176,780
Hubbell, Inc. Class B	132	37,285
Sunrun, Inc. (a)	664	11,713
		225,778
Ground Transportation - 0.8%
Uber Technologies, Inc. (a)	1,400	53,102
Industrial Conglomerates - 1.6%
General Electric Co.	474	48,125
Honeywell International, Inc.	279	53,456
		101,581
Machinery - 1.8%
Caterpillar, Inc.	166	34,155
Cummins, Inc.	243	49,672
Pentair PLC	503	27,901
		111,728
Professional Services - 0.5%
Equifax, Inc.	142	29,624
TOTAL INDUSTRIALS		730,145
INFORMATION TECHNOLOGY - 29.4%
IT Services - 2.8%
Accenture PLC Class A	237	72,503
Shopify, Inc. Class A (a)	1,872	107,060
		179,563
Semiconductors & Semiconductor Equipment - 11.5%
Advanced Micro Devices, Inc. (a)	695	82,156
Analog Devices, Inc.	203	36,071
Applied Materials, Inc.	362	48,255
Lam Research Corp.	88	54,270
Marvell Technology, Inc.	493	28,836
NVIDIA Corp.	914	345,803
onsemi (a)	414	34,610
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,124	110,815
		740,816
Software - 12.5%
HubSpot, Inc. (a)	70	36,259
Intuit, Inc.	102	42,750
Microsoft Corp.	1,729	567,781
Oracle Corp.	374	39,622
Salesforce, Inc. (a)	362	80,864
Workday, Inc. Class A (a)	188	39,854
		807,130
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	935	165,729
TOTAL INFORMATION TECHNOLOGY		1,893,238
MATERIALS - 5.9%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	92	24,761
Linde PLC	212	74,976
		99,737
Containers & Packaging - 2.1%
Aptargroup, Inc.	192	21,598
Avery Dennison Corp.	78	12,568
O-I Glass, Inc. (a)	4,982	103,227
		137,393
Metals & Mining - 2.2%
Newmont Corp.	3,526	142,979
TOTAL MATERIALS		380,109
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Extra Space Storage, Inc.	109	15,725
SL Green Realty Corp.	483	11,172
Weyerhaeuser Co.	290	8,311
		35,208
UTILITIES - 1.0%
Electric Utilities - 1.0%
NextEra Energy, Inc.	916	67,289
TOTAL COMMON STOCKS (Cost $5,941,298)		6,197,817

Money Market Funds - 4.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (b) (Cost $253,749)	253,698	253,749

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $6,195,047)	6,451,566
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(17,457)
NET ASSETS - 100.0%	6,434,109

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	19,723	4,030,707	3,796,681	5,035	-	-	253,749	0.0%
Total	19,723	4,030,707	3,796,681	5,035	-	-	253,749

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	393,812	393,812	-	-
Consumer Discretionary	484,851	484,851	-	-
Consumer Staples	236,782	164,312	72,470	-
Energy	226,631	226,631	-	-
Financials	779,882	779,882	-	-
Health Care	969,870	951,363	18,507	-
Industrials	730,145	730,145	-	-
Information Technology	1,893,238	1,893,238	-	-
Materials	380,109	380,109	-	-
Real Estate	35,208	35,208	-	-
Utilities	67,289	67,289	-	-

Money Market Funds	253,749	253,749	-	-
Total Investments in Securities:	6,451,566	6,360,589	90,977	-
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,941,298)	$6,197,817
Fidelity Central Funds (cost $253,749)	253,749

Total Investment in Securities (cost $6,195,047)		$6,451,566
Cash		4,084
Receivable for fund shares sold		2,859
Dividends receivable		7,033
Distributions receivable from Fidelity Central Funds		1,085
Receivable from investment adviser for expense reductions		4,470
Other receivables		56
Total assets		6,471,153
Liabilities
Accrued management fee	$2,611
Audit fee payable	32,456
Custody fee payable	1,977
Total Liabilities		37,044
Net Assets		$6,434,109
Net Assets consist of:
Paid in capital		$6,272,062
Total accumulated earnings (loss)		162,047
Net Assets		$6,434,109
Net Asset Value, offering price and redemption price per share ($6,434,109 ÷ 685,862 shares)		$9.38

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$43,658
Income from Fidelity Central Funds		5,035
Total Income		48,693
Expenses
Management fee	$15,792
Custodian fees and expenses	7,139
Independent trustees' fees and expenses	11
Registration fees	43,071
Audit	35,972
Legal	1
Miscellaneous	31
Total expenses before reductions	102,017
Expense reductions	(84,404)
Total expenses after reductions		17,613
Net Investment income (loss)		31,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(112,845)
Foreign currency transactions	6
Total net realized gain (loss)		(112,839)
Change in net unrealized appreciation (depreciation) on investment securities		321,133
Net gain (loss)		208,294
Net increase (decrease) in net assets resulting from operations		$239,374
Statement of Changes in Net Assets

	Year ended May 31, 2023	For the period April 14, 2022 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,080	$618
Net realized gain (loss)	(112,839)	(1,921)
Change in net unrealized appreciation (depreciation)	321,133	(64,614)
Net increase (decrease) in net assets resulting from operations	239,374	(65,917)
Distributions to shareholders	(11,410)	-
Share transactions
Proceeds from sales of shares	5,686,023	1,002,483
Reinvestment of distributions	11,161	-
Cost of shares redeemed	(427,453)	(152)
Net increase (decrease) in net assets resulting from share transactions	5,269,731	1,002,331
Total increase (decrease) in net assets	5,497,695	936,414

Net Assets
Beginning of period	936,414	-
End of period	$6,434,109	$936,414

Other Information
Shares
Sold	631,258	100,265
Issued in reinvestment of distributions	1,237	-
Redeemed	(46,883)	(15)
Net increase (decrease)	585,612	100,250

Financial Highlights
Fidelity® SAI Sustainable Future Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.34	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.01
Net realized and unrealized gain (loss)	(.01) D	(.67)
Total from investment operations	.08	(.66)
Distributions from net investment income	(.04)	-
Total distributions	(.04)	-
Net asset value, end of period	$9.38	$9.34
Total Return E,F	.90%	(6.60)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.41%	7.05% I,J
Expenses net of fee waivers, if any	.59%	.60% I,J
Expenses net of all reductions	.59%	.60% I,J
Net investment income (loss)	1.04%	.53% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$6,434	$936
Portfolio turnover rate K	43%	1% L

AFor the period April 14, 2022 (commencement of operations) through May 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity SAI Sustainable Future Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$530,892
Gross unrealized depreciation	(308,774)
Net unrealized appreciation (depreciation)	$222,118
Tax Cost	$6,229,448

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,269
Capital loss carryforward	$(80,340)
Net unrealized appreciation (depreciation) on securities and other investments	$222,118

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(71,191)
Long-term	(9,149)
Total capital loss carryforward	$(80,340)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022A
Ordinary Income	$11,410	$-

A For the period April 14, 2022 (commencement of operations) through May 31, 2022.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Future Fund	6,354,406	1,278,933
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable Future Fund	$ 76

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Future Fund	125,209	33,780	(4,013)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit or commitment fees paid.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .60% of average net assets. This reimbursement will remain in place through September 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $84,142.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $155.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $107.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Future Fund	15%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI Sustainable Future Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Future Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statements of operations for the year ended May 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2023 and for the period April 14, 2022 (commencement of operations) through May 31, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended May 31, 2023, and the changes in its net assets and the financial highlights for the year ended May 31, 2023 and for the period April 14, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Fidelity® SAI Sustainable Future Fund	.59%
Actual		$ 1,000	$ 1,000.60	$ 2.94
Hypothetical-B		$ 1,000	$ 1,021.99	$ 2.97

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividends distributed in July and December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in July and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity SAI Sustainable Future Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of the fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9905643.101
FSP-ANN-0723
010 - Annual Front Cover Html
Fidelity® SAI Sustainable Sector Fund

Annual Report
May 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Sector Fund	5.16%	-1.49%

A   From April 14, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Sustainable Sector Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market Index℠ performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500® continued its advance in 2023, gaining +9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. Uncertainty about the debt ceiling resulted in some ups and downs in May (+0.43%) but did not meaningfully alter the recent uptrend. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they were insulated from the March banking crisis that caused the Fed to reconsider its aggressive rate-hike campaign. Indeed, the central bank stepped down to hikes of 25 basis points in February, March and May. By sector for the full 12 months, information technology (+21%) led by a wide margin, whereas real estate (-16%) and materials (-11%) lagged most.
Comments from Portfolio Manager Zach Dewhirst:
For the fiscal year ending May 31, 2023, the fund gained 5.16%, outperforming the 2.52% advance of the MSCI USA IMI ESG Leaders Index, as well as the broad-based Dow Jones U.S. Total Stock Market Index. Versus the benchmark, security selection was the primary contributor, led by the health care sector. Security selection in information technology also boosted the fund's relative result. The fund's biggest individual relative contributor was an overweight in Nvidia, which gained approximately 102% the past 12 months. We added to our stake in this company over the period, as well. Also adding value was our outsized stake in Microsoft, which gained 22%. The company was the fund's largest holding as of period end. Another notable relative contributor was an underweighting in Exxon Mobil (+10%), a position not held at period end. In contrast, the largest detractors from performance versus the benchmark were security selection and an underweight in consumer staples. Also hurting the fund's relative performance was an underweight in financials and an overweight in health care. Not owning Broadcom, a benchmark component that gained 44%, was the largest individual relative detractor. Another notable relative detractor was an overweight in Bank of America (-24%), which we increased our stake in this period. Also hurting performance was our outsized stake in Estee Lauder, which returned -27%. We added to our investment in this name the past year.
Note to Shareholders:
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.1
Apple, Inc.	6.6
Alphabet, Inc. Class A	3.9
Amazon.com, Inc.	3.5
NVIDIA Corp.	3.2
Meta Platforms, Inc. Class A	2.3
UnitedHealth Group, Inc.	1.9
Procter & Gamble Co.	1.6
Tesla, Inc.	1.3
JPMorgan Chase & Co.	1.3
33.7

Market Sectors (% of Fund's net assets)

Information Technology	26.8
Health Care	14.2
Financials	12.4
Consumer Discretionary	9.5
Communication Services	9.2
Industrials	8.3
Consumer Staples	7.3
Energy	3.4
Materials	2.8
Utilities	2.6
Real Estate	2.6

Asset Allocation (% of Fund's net assets)

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	553	8,699
Cellnex Telecom SA (a)	306	12,400
		21,099
Entertainment - 1.6%
Cinemark Holdings, Inc. (b)	564	9,030
Netflix, Inc. (b)	240	94,855
Sea Ltd. ADR (b)	396	22,734
Take-Two Interactive Software, Inc. (b)	175	24,103
The Walt Disney Co. (b)	568	49,961
		200,683
Interactive Media & Services - 6.4%
Alphabet, Inc. Class A (b)	4,076	500,818
Meta Platforms, Inc. Class A (b)	1,088	288,015
Snap, Inc. Class A (b)	2,278	23,236
		812,069
Media - 0.6%
Charter Communications, Inc. Class A (b)	55	17,938
Comcast Corp. Class A	1,651	64,967
		82,905
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (b)	379	52,018
TOTAL COMMUNICATION SERVICES		1,168,774
CONSUMER DISCRETIONARY - 9.5%
Automobile Components - 0.1%
Lear Corp.	105	12,879
Automobiles - 1.5%
Ferrari NV	88	25,227
Tesla, Inc. (b)	833	169,874
		195,101
Broadline Retail - 3.7%
Amazon.com, Inc. (b)	3,616	436,017
eBay, Inc.	692	29,438
		465,455
Hotels, Restaurants & Leisure - 1.6%
Booking Holdings, Inc. (b)	25	62,719
Domino's Pizza, Inc.	60	17,391
Marriott International, Inc. Class A	419	70,304
Yum! Brands, Inc.	401	51,605
		202,019
Household Durables - 0.1%
Mohawk Industries, Inc. (b)	62	5,706
Specialty Retail - 2.0%
Fast Retailing Co. Ltd.	62	14,543
Lowe's Companies, Inc.	392	78,843
The Home Depot, Inc.	175	49,604
TJX Companies, Inc.	1,114	85,544
Valvoline, Inc.	651	25,064
		253,598
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. Class B	267	28,104
PVH Corp.	230	19,785
Tapestry, Inc.	498	19,930
		67,819
TOTAL CONSUMER DISCRETIONARY		1,202,577
CONSUMER STAPLES - 7.3%
Beverages - 1.8%
Constellation Brands, Inc. Class A (sub. vtg.)	310	75,321
Molson Coors Beverage Co. Class B	335	20,720
The Coca-Cola Co.	2,199	131,192
		227,233
Consumer Staples Distribution & Retail - 1.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	360	17,431
Costco Wholesale Corp.	94	48,087
Dollar Tree, Inc. (b)	78	10,521
Walmart, Inc.	959	140,848
		216,887
Food Products - 1.0%
Bunge Ltd.	448	41,503
Mondelez International, Inc.	1,080	79,283
		120,786
Household Products - 2.2%
Colgate-Palmolive Co.	969	72,074
Procter & Gamble Co.	1,448	206,340
		278,414
Personal Care Products - 0.6%
Estee Lauder Companies, Inc. Class A	444	81,709
TOTAL CONSUMER STAPLES		925,029
ENERGY - 3.4%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	1,166	49,940
Oil, Gas & Consumable Fuels - 3.0%
Canadian Natural Resources Ltd.	929	50,046
Eco Atlantic Oil & Gas Ltd. (b)	23,168	5,205
Hess Corp.	536	67,895
Imperial Oil Ltd.	1,382	62,732
Kosmos Energy Ltd. (b)	5,580	33,257
MEG Energy Corp. (b)	3,602	54,421
Phillips 66 Co.	604	55,332
Valero Energy Corp.	461	49,345
		378,233
TOTAL ENERGY		428,173
FINANCIALS - 12.4%
Banks - 5.8%
AIB Group PLC	2,333	9,556
Bank of America Corp.	4,420	122,832
BNP Paribas SA	716	41,627
Citigroup, Inc.	1,475	65,372
DNB Bank ASA	1,257	21,057
Eurobank Ergasias Services and Holdings SA ADR (b)	22,099	17,304
JPMorgan Chase & Co.	1,239	168,145
KBC Group NV	234	15,303
KeyCorp	1,930	18,026
M&T Bank Corp.	131	15,610
NatWest Group PLC	3,886	12,591
Piraeus Financial Holdings SA (b)	3,243	9,567
PNC Financial Services Group, Inc.	181	20,965
Standard Chartered PLC (United Kingdom)	992	7,819
U.S. Bancorp	753	22,515
UniCredit SpA	1,229	23,698
Wells Fargo & Co.	3,396	135,195
Zions Bancorp NA	428	11,680
		738,862
Capital Markets - 1.0%
Bank of New York Mellon Corp.	1,365	54,873
BlackRock, Inc. Class A	20	13,151
Cboe Global Markets, Inc.	116	15,361
State Street Corp.	640	43,533
		126,918
Consumer Finance - 0.3%
American Express Co.	129	20,454
Capital One Financial Corp.	108	11,255
OneMain Holdings, Inc.	177	6,701
		38,410
Financial Services - 2.1%
Apollo Global Management, Inc.	816	54,550
Block, Inc. Class A (b)	376	22,707
Dlocal Ltd. (b)	746	8,683
Visa, Inc. Class A	711	157,152
Voya Financial, Inc.	154	10,441
Worldline SA (a)(b)	377	14,648
		268,181
Insurance - 3.2%
Arthur J. Gallagher & Co.	217	43,472
Chubb Ltd.	40	7,432
Everest Re Group Ltd.	70	23,801
Globe Life, Inc.	253	26,105
Hartford Financial Services Group, Inc.	688	47,142
Marsh & McLennan Companies, Inc.	332	57,496
Progressive Corp.	452	57,815
Prudential PLC	816	10,722
The Travelers Companies, Inc.	615	104,083
Unum Group	513	22,290
		400,358
TOTAL FINANCIALS		1,572,729
HEALTH CARE - 14.2%
Biotechnology - 1.8%
AbbVie, Inc.	199	27,454
Akero Therapeutics, Inc. (b)	291	12,973
Cytokinetics, Inc. (b)	439	16,546
Karuna Therapeutics, Inc. (b)	65	14,726
Legend Biotech Corp. ADR (b)	337	21,625
Regeneron Pharmaceuticals, Inc. (b)	88	64,729
Repligen Corp. (b)	125	20,990
Vaxcyte, Inc. (b)	311	15,401
Vertex Pharmaceuticals, Inc. (b)	73	23,621
Xencor, Inc. (b)	566	15,339
		233,404
Health Care Equipment & Supplies - 3.1%
Boston Scientific Corp. (b)	2,753	141,724
Insulet Corp. (b)	137	37,572
Intuitive Surgical, Inc. (b)	43	13,237
iRhythm Technologies, Inc. (b)	133	15,198
Masimo Corp. (b)	293	47,419
Penumbra, Inc. (b)	244	74,991
ResMed, Inc.	135	28,457
Stryker Corp.	104	28,660
Tandem Diabetes Care, Inc. (b)	197	5,120
		392,378
Health Care Providers & Services - 4.0%
Acadia Healthcare Co., Inc. (b)	281	19,847
agilon health, Inc. (b)	1,574	31,291
Centene Corp. (b)	835	52,112
Cigna Group	188	46,513
CVS Health Corp.	299	20,341
Humana, Inc.	117	58,719
Molina Healthcare, Inc. (b)	50	13,695
Privia Health Group, Inc. (b)	750	18,713
UnitedHealth Group, Inc.	490	238,748
		499,979
Health Care Technology - 0.2%
Evolent Health, Inc. (b)	577	16,814
Phreesia, Inc. (b)	420	12,608
		29,422
Life Sciences Tools & Services - 2.5%
10X Genomics, Inc. (b)	204	10,702
Bruker Corp.	293	20,246
Danaher Corp.	534	122,617
IQVIA Holdings, Inc. (b)	201	39,579
Thermo Fisher Scientific, Inc.	204	103,726
West Pharmaceutical Services, Inc.	55	18,405
		315,275
Pharmaceuticals - 2.6%
AstraZeneca PLC (United Kingdom)	354	51,560
Eli Lilly & Co.	273	117,243
Merck & Co., Inc.	605	66,798
Novo Nordisk A/S Series B	191	30,738
Royalty Pharma PLC	1,194	39,092
UCB SA	193	16,817
		322,248
TOTAL HEALTH CARE		1,792,706
INDUSTRIALS - 8.3%
Aerospace & Defense - 1.5%
Howmet Aerospace, Inc.	1,110	47,453
Lockheed Martin Corp.	222	98,570
Northrop Grumman Corp.	116	50,517
		196,540
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	105	17,535
Building Products - 0.6%
Trane Technologies PLC	460	75,086
Electrical Equipment - 1.1%
AMETEK, Inc.	669	97,052
Eaton Corp. PLC	229	40,281
		137,333
Ground Transportation - 1.2%
CSX Corp.	1,833	56,218
Old Dominion Freight Lines, Inc.	165	51,223
Uber Technologies, Inc. (b)	1,029	39,030
		146,471
Industrial Conglomerates - 1.1%
General Electric Co.	942	95,641
Honeywell International, Inc.	237	45,409
		141,050
Machinery - 2.4%
Caterpillar, Inc.	234	48,146
Deere & Co.	93	32,176
Dover Corp.	484	64,532
Fortive Corp.	1,268	82,559
Ingersoll Rand, Inc.	1,263	71,562
		298,975
Passenger Airlines - 0.2%
Delta Air Lines, Inc. (b)	715	25,976
Professional Services - 0.1%
Dun & Bradstreet Holdings, Inc.	1,050	10,500
TOTAL INDUSTRIALS		1,049,466
INFORMATION TECHNOLOGY - 26.8%
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp. Class A	615	46,402
IT Services - 1.1%
Accenture PLC Class A	128	39,158
Capgemini SA	127	22,100
MongoDB, Inc. Class A (b)	118	34,667
Shopify, Inc. Class A (b)	196	11,209
Twilio, Inc. Class A (b)	338	23,532
Wix.com Ltd. (b)	197	15,015
		145,681
Semiconductors & Semiconductor Equipment - 6.5%
Advanced Micro Devices, Inc. (b)	507	59,932
ASML Holding NV (Netherlands)	38	27,486
Lam Research Corp.	108	66,604
Marvell Technology, Inc.	166	9,709
Micron Technology, Inc.	1,083	73,861
NVIDIA Corp.	1,081	408,986
NXP Semiconductors NV	244	43,700
Renesas Electronics Corp. (b)	2,833	45,853
SolarEdge Technologies, Inc. (b)	104	29,622
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	538	53,041
		818,794
Software - 12.2%
Adobe, Inc. (b)	290	121,159
Autodesk, Inc. (b)	223	44,464
Elastic NV (b)	250	18,205
HubSpot, Inc. (b)	97	50,245
Intuit, Inc.	179	75,022
Microsoft Corp.	3,116	1,023,264
Salesforce, Inc. (b)	577	128,890
Synopsys, Inc. (b)	115	52,320
Tenable Holdings, Inc. (b)	100	4,099
Workday, Inc. Class A (b)	151	32,010
		1,549,678
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	4,695	832,189
TOTAL INFORMATION TECHNOLOGY		3,392,744
MATERIALS - 2.8%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	94	25,299
Celanese Corp. Class A	115	11,962
Chemtrade Logistics Income Fund	1,267	7,681
Corteva, Inc.	697	37,283
DuPont de Nemours, Inc.	247	16,596
Linde PLC	249	88,061
LyondellBasell Industries NV Class A	334	28,570
Olin Corp.	167	7,901
The Chemours Co. LLC	209	5,536
		228,889
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	33	13,135
Vulcan Materials Co.	64	12,512
		25,647
Containers & Packaging - 0.2%
Aptargroup, Inc.	102	11,474
Greif, Inc. Class A	142	8,534
		20,008
Metals & Mining - 0.6%
First Quantum Minerals Ltd.	799	16,739
Franco-Nevada Corp.	99	14,387
Freeport-McMoRan, Inc.	1,021	35,061
Horizonte Minerals PLC (b)	471	791
Reliance Steel & Aluminum Co.	47	11,030
		78,008
TOTAL MATERIALS		352,552
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Alexandria Real Estate Equities, Inc.	27	3,063
American Tower Corp.	178	32,830
Corporate Office Properties Trust (SBI)	398	9,082
Crown Castle International Corp.	150	16,982
CubeSmart	108	4,800
Digital Realty Trust, Inc.	194	19,877
Equinix, Inc.	59	43,987
Equity Lifestyle Properties, Inc.	366	23,120
Essex Property Trust, Inc.	70	15,124
Host Hotels & Resorts, Inc.	1,096	18,194
Life Storage, Inc.	75	9,554
Mid-America Apartment Communities, Inc.	123	18,088
Prologis (REIT), Inc.	382	47,578
Simon Property Group, Inc.	91	9,569
Ventas, Inc.	482	20,793
Welltower, Inc.	407	30,366
		323,007
UTILITIES - 2.6%
Electric Utilities - 1.7%
Edison International	494	33,355
FirstEnergy Corp.	394	14,732
NextEra Energy, Inc.	913	67,069
NRG Energy, Inc.	132	4,460
PG&E Corp. (b)	1,632	27,646
Southern Co.	931	64,937
		212,199
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	325	6,416
Multi-Utilities - 0.7%
Dominion Energy, Inc.	296	14,883
NiSource, Inc.	886	23,825
Public Service Enterprise Group, Inc.	283	16,909
Sempra Energy	267	38,323
		93,940
Water Utilities - 0.2%
American Water Works Co., Inc.	136	19,645
TOTAL UTILITIES		332,200
TOTAL COMMON STOCKS (Cost $11,635,064)		12,539,957

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (c) (Cost $128,396)	128,370	128,396

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $11,763,460)	12,668,353
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(12,929)
NET ASSETS - 100.0%	12,655,424

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,048 or 0.2% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	20,845	7,858,664	7,751,113	4,308	-	-	128,396	0.0%
Total	20,845	7,858,664	7,751,113	4,308	-	-	128,396

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,168,774	1,168,774	-	-
Consumer Discretionary	1,202,577	1,202,577	-	-
Consumer Staples	925,029	925,029	-	-
Energy	428,173	428,173	-	-
Financials	1,572,729	1,463,034	109,695	-
Health Care	1,792,706	1,710,408	82,298	-
Industrials	1,049,466	1,049,466	-	-
Information Technology	3,392,744	3,319,405	73,339	-
Materials	352,552	352,552	-	-
Real Estate	323,007	323,007	-	-
Utilities	332,200	332,200	-	-

Money Market Funds	128,396	128,396	-	-
Total Investments in Securities:	12,668,353	12,403,021	265,332	-
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,635,064)	$12,539,957
Fidelity Central Funds (cost $128,396)	128,396

Total Investment in Securities (cost $11,763,460)		$12,668,353
Receivable for investments sold		210,243
Receivable for fund shares sold		5,594
Dividends receivable		12,941
Distributions receivable from Fidelity Central Funds		659
Receivable from investment adviser for expense reductions		7,508
Other receivables		87
Total assets		12,905,385
Liabilities
Payable for investments purchased	$207,106
Accrued management fee	4,169
Audit fee payable	32,456
Other payables and accrued expenses	6,230
Total Liabilities		249,961
Net Assets		$12,655,424
Net Assets consist of:
Paid in capital		$11,841,807
Total accumulated earnings (loss)		813,617
Net Assets		$12,655,424
Net Asset Value, offering price and redemption price per share ($12,655,424 ÷ 1,292,799 shares)		$9.79

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$82,617
Income from Fidelity Central Funds		4,308
Total Income		86,925
Expenses
Management fee	$25,170
Custodian fees and expenses	13,236
Independent trustees' fees and expenses	22
Registration fees	39,420
Audit	35,972
Legal	2
Miscellaneous	34
Total expenses before reductions	113,856
Expense reductions	(84,867)
Total expenses after reductions		28,989
Net Investment income (loss)		57,936
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(125,409)
Foreign currency transactions	84
Total net realized gain (loss)		(125,325)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,030,317
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		1,030,311
Net gain (loss)		904,986
Net increase (decrease) in net assets resulting from operations		$962,922
Statement of Changes in Net Assets

	Year ended May 31, 2023	For the period April 14, 2022 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,936	$1,913
Net realized gain (loss)	(125,325)	(5,870)
Change in net unrealized appreciation (depreciation)	1,030,311	(125,423)
Net increase (decrease) in net assets resulting from operations	962,922	(129,380)
Distributions to shareholders	(19,946)	-
Share transactions
Proceeds from sales of shares	11,019,872	2,004,590
Reinvestment of distributions	19,506	-
Cost of shares redeemed	(1,202,039)	(101)
Net increase (decrease) in net assets resulting from share transactions	9,837,339	2,004,489
Total increase (decrease) in net assets	10,780,315	1,875,109

Net Assets
Beginning of period	1,875,109	-
End of period	$12,655,424	$1,875,109

Other Information
Shares
Sold	1,219,472	200,488
Issued in reinvestment of distributions	2,203	-
Redeemed	(129,354)	(10)
Net increase (decrease)	1,092,321	200,478

Financial Highlights
Fidelity® SAI Sustainable Sector Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.35	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.01
Net realized and unrealized gain (loss)	.39	(.66)
Total from investment operations	.48	(.65)
Distributions from net investment income	(.04)	-
Total distributions	(.04)	-
Net asset value, end of period	$9.79	$9.35
Total Return D,E	5.16%	(6.50)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.93%	3.86% H,I
Expenses net of fee waivers, if any	.49%	.50% H,I
Expenses net of all reductions	.49%	.50% H,I
Net investment income (loss)	.98%	.81% H,I
Supplemental Data
Net assets, end of period (000 omitted)	$12,655	$1,875
Portfolio turnover rate J	112%	3% K

AFor the period April 14, 2022 (commencement of operations) through May 31, 2022.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAudit fees are not annualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity SAI Sustainable Sector Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,337,895
Gross unrealized depreciation	(494,723)
Net unrealized appreciation (depreciation)	$843,172
Tax Cost	$11,825,181

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$40,146
Capital loss carryforward	$(69,697)
Net unrealized appreciation (depreciation) on securities and other investments	$843,167

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(55,605)
Long-term	(14,092)
Total capital loss carryforward	$(69,697)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022 A
Ordinary Income	$19,946	$-

A For the period April 14, 2022 (commencement of operations) through May 31, 2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Sector Fund	16,510,408	6,713,329

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable Sector Fund	$ 159

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Sector Fund	110,088	91,293	(4,626)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI Sustainable Sector Fund	$1
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .50% of average net assets. This reimbursement will remain in place through September 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $84,531.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $126.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $210.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Sector Fund	16%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity SAI Sustainable Sector Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Sector Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2023 and for the period April 14, 2022 (commencement of operations) through May 31, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended May 31, 2023 and for the period April 14, 2022 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Fidelity® SAI Sustainable Sector Fund	.49%
Actual		$ 1,000	$ 1,062.90	$ 2.52
Hypothetical-B		$ 1,000	$ 1,022.49	$ 2.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity SAI Sustainable Sector Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of the fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9905645.101
SES-ANN-0723
010 - Annual Front Cover Html
Fidelity® Sustainable U.S. Equity Fund

Annual Report
May 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Class A (incl.5.75% sales charge)	-2.07%	-4.07%
Class M (incl.3.50% sales charge)	0.03%	-3.15%
Class C (incl. contingent deferred sales charge)	2.07%	-1.89%
Fidelity® Sustainable U.S. Equity Fund	4.14%	-0.86%
Class I	4.14%	-0.86%
Class Z	4.24%	-0.75%

A   From June 15, 2021
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Sustainable U.S. Equity Fund, a class of the fund, on June 15, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500® continued its advance in 2023, gaining 9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. Uncertainty about the debt ceiling resulted in some ups and downs in May (+0.43%) but did not meaningfully alter the recent uptrend. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they were insulated from the March banking crisis that caused the Fed to reconsider its aggressive rate-hike campaign. Indeed, the central bank stepped down to hikes of 25 basis points in February, March and May. By sector for the full 12 months, information technology (+21%) led by a wide margin, whereas real estate (-16%) and materials (-11%) lagged most.
Comments from Co-Managers Nicole Connolly and Michael Robertson:
For the fiscal year ending May 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 4%, outperforming the 2.52% advance of the MSCI USA IMI ESG Leaders Index, as well as the 2.04% return of the broad-based Russell 3000® Index. The top contributors to performance versus the Russell 3000® Index were stock selection and an overweight in the information technology sector, primarily driven by the semiconductors & semiconductor equipment industry. Strong picks in the consumer discretionary sector, especially within the consumer durables & apparel industry, also helped. Also helping was security selection and an underweight in energy. The fund's biggest individual relative contributor was an overweight in Nvidia, which gained about 102% the past year. The company was among our largest holdings. Also bolstering performance was our outsized stake in Salesforce, which gained 39%. Salesforce was among the fund's biggest holdings. Another notable relative contributor was an overweight in Cheniere Energy (+4%). This period we decreased our stake. Conversely, the primary detractor from performance versus the benchmark was stock selection in health care. Weak picks in consumer staples also hampered the fund's relative performance, as well as security selection in the financials sector, primarily within the financial services industry. The fund's largest individual relative detractor was an outsized stake in Northern Trust, which returned roughly -34% the past 12 months. Also hampering performance was an underweighting in Apple, which gained 20% and was among our biggest holdings. Also holding back performance was our overweighting in Cable One, which returned roughly -52%. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to consumer staples.
Note to Shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.4
NVIDIA Corp.	3.4
Apple, Inc.	3.0
Salesforce, Inc.	2.9
The Travelers Companies, Inc.	2.2
Merck & Co., Inc.	2.2
Danaher Corp.	2.2
Procter & Gamble Co.	2.1
Prologis (REIT), Inc.	2.1
KBR, Inc.	2.0
30.5

Market Sectors (% of Fund's net assets)

Information Technology	28.0
Health Care	12.3
Consumer Discretionary	12.0
Financials	11.5
Industrials	10.3
Communication Services	6.1
Consumer Staples	5.0
Materials	4.2
Energy	3.3
Utilities	2.7
Real Estate	2.1

Asset Allocation (% of Fund's net assets)

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.1%
Entertainment - 1.8%
Netflix, Inc. (a)	798	315,394
Interactive Media & Services - 1.6%
Alphabet, Inc. Class A (a)	2,389	293,536
Media - 2.7%
Cable One, Inc.	145	88,715
Comcast Corp. Class A	4,949	194,743
Interpublic Group of Companies, Inc.	5,257	195,508
		478,966
TOTAL COMMUNICATION SERVICES		1,087,896
CONSUMER DISCRETIONARY - 12.0%
Automobile Components - 0.7%
Aptiv PLC (a)	1,355	119,348
Automobiles - 0.8%
General Motors Co.	2,568	83,229
Tesla, Inc. (a)	309	63,014
		146,243
Broadline Retail - 1.1%
Amazon.com, Inc. (a)	1,634	197,028
Diversified Consumer Services - 2.1%
Adtalem Global Education, Inc. (a)	4,453	184,800
Bright Horizons Family Solutions, Inc. (a)	2,122	181,643
		366,443
Hotels, Restaurants & Leisure - 1.2%
Marriott International, Inc. Class A	1,299	217,959
Household Durables - 1.9%
Taylor Morrison Home Corp. (a)	8,138	345,295
Specialty Retail - 1.8%
The Home Depot, Inc.	1,155	327,385
Textiles, Apparel & Luxury Goods - 2.4%
LVMH Moet Hennessy Louis Vuitton SE	309	270,167
Tapestry, Inc.	3,713	148,594
		418,761
TOTAL CONSUMER DISCRETIONARY		2,138,462
CONSUMER STAPLES - 5.0%
Beverages - 0.8%
Keurig Dr. Pepper, Inc.	4,342	135,123
Consumer Staples Distribution & Retail - 0.9%
Albertsons Companies, Inc.	7,576	154,247
Food Products - 0.5%
Darling Ingredients, Inc. (a)	1,426	90,380
Household Products - 2.1%
Procter & Gamble Co.	2,681	382,043
Personal Care Products - 0.7%
Estee Lauder Companies, Inc. Class A	700	128,821
TOTAL CONSUMER STAPLES		890,614
ENERGY - 3.3%
Energy Equipment & Services - 1.2%
Baker Hughes Co. Class A	7,513	204,729
Oil, Gas & Consumable Fuels - 2.1%
Cheniere Energy, Inc.	479	66,950
Denbury, Inc. (a)	1,525	137,509
Valero Energy Corp.	1,591	170,301
		374,760
TOTAL ENERGY		579,489
FINANCIALS - 11.5%
Banks - 1.7%
Bank of America Corp.	10,799	300,104
Capital Markets - 5.0%
BlackRock, Inc. Class A	299	196,607
Moody's Corp.	695	220,232
Northern Trust Corp.	3,069	220,722
State Street Corp.	3,630	246,913
		884,474
Consumer Finance - 1.4%
American Express Co.	1,624	257,501
Financial Services - 1.2%
MasterCard, Inc. Class A	581	212,077
Insurance - 2.2%
The Travelers Companies, Inc.	2,347	397,206
TOTAL FINANCIALS		2,051,362
HEALTH CARE - 12.1%
Biotechnology - 1.5%
Moderna, Inc. (a)	555	70,879
Vertex Pharmaceuticals, Inc. (a)	638	206,438
		277,317
Health Care Providers & Services - 2.9%
Centene Corp. (a)	2,738	170,879
Cigna Group	1,394	344,890
		515,769
Life Sciences Tools & Services - 3.3%
Danaher Corp.	1,681	385,991
ICON PLC (a)	945	201,313
		587,304
Pharmaceuticals - 4.4%
Merck & Co., Inc.	3,502	386,656
UCB SA	2,036	177,410
Zoetis, Inc. Class A	1,338	218,107
		782,173
TOTAL HEALTH CARE		2,162,563
INDUSTRIALS - 10.3%
Air Freight & Logistics - 1.1%
United Parcel Service, Inc. Class B	1,231	205,577
Building Products - 1.0%
Johnson Controls International PLC	2,960	176,712
Electrical Equipment - 1.9%
Acuity Brands, Inc.	1,057	159,279
Generac Holdings, Inc. (a)	381	41,499
Regal Rexnord Corp.	1,007	130,799
		331,577
Machinery - 1.8%
Deere & Co.	436	150,847
Ingersoll Rand, Inc.	2,877	163,011
		313,858
Professional Services - 4.5%
KBR, Inc.	6,208	366,396
Manpower, Inc.	1,577	110,658
Planet Labs PBC Class A (a)	10,020	45,992
Verisk Analytics, Inc.	1,293	283,309
		806,355
TOTAL INDUSTRIALS		1,834,079
INFORMATION TECHNOLOGY - 28.0%
Electronic Equipment, Instruments & Components - 0.8%
Flex Ltd. (a)	5,494	139,493
IT Services - 2.0%
Accenture PLC Class A	1,187	363,127
Semiconductors & Semiconductor Equipment - 8.0%
Advanced Micro Devices, Inc. (a)	1,896	224,126
NVIDIA Corp.	1,610	609,127
NXP Semiconductors NV	1,210	216,711
onsemi (a)	2,922	244,279
SolarEdge Technologies, Inc. (a)	471	134,155
		1,428,398
Software - 14.2%
Adobe, Inc. (a)	532	222,264
Intuit, Inc.	695	291,288
Microsoft Corp.	4,541	1,491,219
Salesforce, Inc. (a)	2,326	519,582
		2,524,353
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	2,978	527,851
TOTAL INFORMATION TECHNOLOGY		4,983,222
MATERIALS - 4.2%
Chemicals - 1.7%
Linde PLC	869	307,331
Containers & Packaging - 2.5%
Avery Dennison Corp.	1,671	269,248
Crown Holdings, Inc.	2,182	166,334
		435,582
TOTAL MATERIALS		742,913
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Prologis (REIT), Inc.	3,032	377,636
UTILITIES - 2.7%
Electric Utilities - 2.1%
NextEra Energy, Inc.	2,423	177,994
ORSTED A/S (b)	2,282	199,812
		377,806
Water Utilities - 0.6%
American Water Works Co., Inc.	744	107,471
TOTAL UTILITIES		485,277
TOTAL COMMON STOCKS (Cost $17,166,060)		17,333,513

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Somatus, Inc. Series E (a)(c)(d) (Cost $32,287)	37	29,993

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (e) (Cost $431,383)	431,296	431,383

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $17,629,730)	17,794,889
NET OTHER ASSETS (LIABILITIES) - 0.1%	21,993
NET ASSETS - 100.0%	17,816,882

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $199,812 or 1.1% of net assets.

(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,993 or 0.2% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Somatus, Inc. Series E	1/31/22	32,287

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	109,161	6,000,928	5,678,706	5,500	-	-	431,383	0.0%
Total	109,161	6,000,928	5,678,706	5,500	-	-	431,383

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,087,896	1,087,896	-	-
Consumer Discretionary	2,138,462	1,868,295	270,167	-
Consumer Staples	890,614	890,614	-	-
Energy	579,489	579,489	-	-
Financials	2,051,362	2,051,362	-	-
Health Care	2,192,556	2,162,563	-	29,993
Industrials	1,834,079	1,834,079	-	-
Information Technology	4,983,222	4,983,222	-	-
Materials	742,913	742,913	-	-
Real Estate	377,636	377,636	-	-
Utilities	485,277	485,277	-	-

Money Market Funds	431,383	431,383	-	-
Total Investments in Securities:	17,794,889	17,494,729	270,167	29,993
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $17,198,347)	$17,363,506
Fidelity Central Funds (cost $431,383)	431,383

Total Investment in Securities (cost $17,629,730)		$17,794,889
Cash		2,158
Foreign currency held at value (cost $1)		1
Receivable for fund shares sold		11,449
Dividends receivable		21,232
Distributions receivable from Fidelity Central Funds		982
Prepaid expenses		3
Receivable from investment adviser for expense reductions		52,683
Other receivables		131
Total assets		17,883,528
Liabilities
Payable for fund shares redeemed	$13,702
Accrued management fee	7,884
Transfer agent fee payable	3,796
Distribution and service plan fees payable	559
Other affiliated payables	519
Audit fee payable	38,542
Other payables and accrued expenses	1,644
Total Liabilities		66,646
Net Assets		$17,816,882
Net Assets consist of:
Paid in capital		$19,175,040
Total accumulated earnings (loss)		(1,358,158)
Net Assets		$17,816,882

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($641,992 ÷ 66,184 shares)(a)		$9.70
Maximum offering price per share (100/94.25 of $9.70)		$10.29
Class M :
Net Asset Value and redemption price per share ($350,953 ÷ 36,257 shares)(a)		$9.68
Maximum offering price per share (100/96.50 of $9.68)		$10.03
Class C :
Net Asset Value and offering price per share ($305,410 ÷ 31,733 shares)(a)		$9.62
Fidelity Sustainable U.S. Equity Fund :
Net Asset Value, offering price and redemption price per share ($16,264,621 ÷ 1,673,899 shares)		$9.72
Class I :
Net Asset Value, offering price and redemption price per share ($123,527 ÷ 12,714 shares)		$9.72
Class Z :
Net Asset Value, offering price and redemption price per share ($130,379 ÷ 13,381 shares)		$9.74
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends		$230,028
Special dividends		43,915
Income from Fidelity Central Funds		5,500
Total Income		279,443
Expenses
Management fee
Basic fee	$86,576
Performance adjustment	497
Transfer agent fees	42,340
Distribution and service plan fees	6,040
Accounting fees and expenses	5,820
Custodian fees and expenses	6,576
Independent trustees' fees and expenses	78
Registration fees	86,591
Audit	51,120
Legal	8
Miscellaneous	63
Total expenses before reductions	285,709
Expense reductions	(132,667)
Total expenses after reductions		153,042
Net Investment income (loss)		126,401
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,069,080)
Foreign currency transactions	(351)
Total net realized gain (loss)		(1,069,431)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,611,261
Assets and liabilities in foreign currencies	99
Total change in net unrealized appreciation (depreciation)		1,611,360
Net gain (loss)		541,929
Net increase (decrease) in net assets resulting from operations		$668,330
Statement of Changes in Net Assets

	Year ended May 31, 2023	For the period June 15, 2021 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,401	$22,250
Net realized gain (loss)	(1,069,431)	(425,572)
Change in net unrealized appreciation (depreciation)	1,611,360	(1,446,167)
Net increase (decrease) in net assets resulting from operations	668,330	(1,849,489)
Distributions to shareholders	(108,305)	(58,306)
Share transactions - net increase (decrease)	1,194,089	17,970,563
Total increase (decrease) in net assets	1,754,114	16,062,768

Net Assets
Beginning of period	16,062,768	-
End of period	$17,816,882	$16,062,768

Financial Highlights
Fidelity Sustainable U.S. Equity Fund Class A

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.38	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05 D	- E
Net realized and unrealized gain (loss)	.31	(.58)
Total from investment operations	.36	(.58)
Distributions from net investment income	(.04)	-
Distributions from net realized gain	-	(.04)
Total distributions	(.04)	(.04)
Net asset value, end of period	$9.70	$9.38
Total Return F,G,H	3.90%	(5.87)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.97%	3.52% K
Expenses net of fee waivers, if any	1.15%	1.14% K
Expenses net of all reductions	1.15%	1.14% K
Net investment income (loss)	.56% D	-% K,L
Supplemental Data
Net assets, end of period (000 omitted)	$642	$633
Portfolio turnover rate M	37%	55% K

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

EAmount represents less than $.005 per share.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HTotal returns do not include the effect of the sales charges.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAnnualized.

LAmount represents less than .005%.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Sustainable U.S. Equity Fund Class M

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.37	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03 D	(.02)
Net realized and unrealized gain (loss)	.31	(.59)
Total from investment operations	.34	(.61)
Distributions from net investment income	(.03)	-
Distributions from net realized gain	-	(.02)
Total distributions	(.03)	(.02)
Net asset value, end of period	$9.68	$9.37
Total Return E,F,G	3.66%	(6.10)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.19%	4.05% J
Expenses net of fee waivers, if any	1.40%	1.39% J
Expenses net of all reductions	1.40%	1.39% J
Net investment income (loss)	.31% D	(.26)% J
Supplemental Data
Net assets, end of period (000 omitted)	$351	$258
Portfolio turnover rate K	37%	55% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .04%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Sustainable U.S. Equity Fund Class C

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.34	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.02) D	(.07)
Net realized and unrealized gain (loss)	.31	(.58)
Total from investment operations	.29	(.65)
Distributions from net investment income	(.01)	-
Distributions from net realized gain	-	(.01)
Total distributions	(.01)	(.01)
Net asset value, end of period	$9.62	$9.34
Total Return E,F,G	3.07%	(6.53)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.71%	4.65% J
Expenses net of fee waivers, if any	1.90%	1.89% J
Expenses net of all reductions	1.90%	1.89% J
Net investment income (loss)	(.20)% D	(.75)% J
Supplemental Data
Net assets, end of period (000 omitted)	$305	$273
Portfolio turnover rate K	37%	55% J

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.46)%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the contingent deferred sales charge.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Sustainable U.S. Equity Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07 D	.02
Net realized and unrealized gain (loss)	.31	(.57)
Total from investment operations	.38	(.55)
Distributions from net investment income	(.06)	(.01)
Distributions from net realized gain	-	(.04)
Total distributions	(.06)	(.05)
Net asset value, end of period	$9.72	$9.40
Total Return E,F	4.14%	(5.58)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.70%	3.21% I
Expenses net of fee waivers, if any	.90%	.89% I
Expenses net of all reductions	.90%	.89% I
Net investment income (loss)	.80% D	.24% I
Supplemental Data
Net assets, end of period (000 omitted)	$16,265	$14,669
Portfolio turnover rate J	37%	55% I

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .54%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Sustainable U.S. Equity Fund Class I

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07 D	.02
Net realized and unrealized gain (loss)	.31	(.57)
Total from investment operations	.38	(.55)
Distributions from net investment income	(.06)	(.01)
Distributions from net realized gain	-	(.04)
Total distributions	(.06)	(.05)
Net asset value, end of period	$9.72	$9.40
Total Return E,F	4.14%	(5.58)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.58%	3.76% I
Expenses net of fee waivers, if any	.90%	.90% I
Expenses net of all reductions	.90%	.90% I
Net investment income (loss)	.80% D	.24% I
Supplemental Data
Net assets, end of period (000 omitted)	$124	$116
Portfolio turnover rate J	37%	55% I

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .54%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Sustainable U.S. Equity Fund Class Z

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.41	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09 D	.04
Net realized and unrealized gain (loss)	.30	(.58)
Total from investment operations	.39	(.54)
Distributions from net investment income	(.06)	(.01)
Distributions from net realized gain	-	(.04)
Total distributions	(.06)	(.05)
Net asset value, end of period	$9.74	$9.41
Total Return E,F	4.24%	(5.48)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.51%	3.72% I
Expenses net of fee waivers, if any	.75%	.75% I
Expenses net of all reductions	.75%	.75% I
Net investment income (loss)	.96% D	.39% I
Supplemental Data
Net assets, end of period (000 omitted)	$130	$113
Portfolio turnover rate J	37%	55% I

AFor the period June 15, 2021 (commencement of operations) through May 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .69%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Fidelity Sustainable U.S. Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable U.S. Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,867,217
Gross unrealized depreciation	(1,982,855)
Net unrealized appreciation (depreciation)	$(115,638)
Tax Cost	$17,910,527

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,313
Capital loss carryforward	$(1,264,866)
Net unrealized appreciation (depreciation) on securities and other investments	$(115,604)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(823,174)
Long-term	(441,692)
Total capital loss carryforward	$(1,264,866)

Due to large subscriptions in a prior period, approximately $654,143 of the Fund's realized capital losses are subjects to limitation. Due to this limitation, the Fund will only be permitted to use approximately $303,809 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022A
Ordinary Income	$108,305	$58,306

A For the period June 15, 2021 (commencement of operations) through May 31,2022.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable U.S. Equity Fund	7,058,450	6,100,416
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Sustainable U.S. Equity Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The Fund's performance adjustment took effect in June 2022. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,479	$513
Class M	.25%	.25%	1,592	454
Class C	.75%	.25%	2,969	1,927
			$6,040	$2,894

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$667
Class M	67
Class CA	2
$736

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,586.27
Class M	774.24
Class C	758.26
Fidelity Sustainable U.S. Equity Fund	39,026.26
Class I	148.13
Class Z	48.04
	$42,340

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Sustainable U.S. Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Sustainable U.S. Equity Fund	$ 67

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable U.S. Equity Fund	104,616	224,765	(55,483)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable U.S. Equity Fund	$30

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2024. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.15%	$4,882
Class M	1.40%	2,504
Class C	1.90%	2,414
Fidelity Sustainable U.S. Equity Fund	.90%	120,483
Class I	.90%	774
Class Z	.75%	861
		$131,918

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $83.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $666.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended May 31, 2023	Year ended May 31, 2022A
Fidelity Sustainable U.S. Equity Fund
Distributions to shareholders
Class A	$2,967	$1,154
Class M	1,064	328
Class C	201	138
Fidelity Sustainable U.S. Equity Fund	102,541	55,616
Class I	778	590
Class Z	754	480
Total	$108,305	$58,306

A For the period June 15, 2021 (commencement of operations) through May 31,2022.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2023	Year ended May 31, 2022 A	Year ended May 31, 2023	Year ended May 31, 2022 A
Fidelity Sustainable U.S. Equity Fund
Class A
Shares sold	29,639	73,664	$276,421	$763,410
Reinvestment of distributions	334	108	2,967	1,154
Shares redeemed	(31,294)	(6,267)	(282,276)	(60,042)
Net increase (decrease)	(1,321)	67,505	$(2,888)	$704,522
Class M
Shares sold	9,821	27,530	$88,021	$285,645
Reinvestment of distributions	120	31	1,064	328
Shares redeemed	(1,245)	-	(11,576)	-
Net increase (decrease)	8,696	27,561	$77,509	$285,973
Class C
Shares sold	9,716	30,322	$89,433	$306,710
Reinvestment of distributions	23	13	201	138
Shares redeemed	(7,231)	(1,110)	(68,668)	(10,221)
Net increase (decrease)	2,508	29,225	$20,966	$296,627
Fidelity Sustainable U.S. Equity Fund
Shares sold	645,911	2,019,003	$5,923,495	$21,143,713
Reinvestment of distributions	10,196	4,747	90,609	50,883
Shares redeemed	(543,016)	(462,942)	(4,932,160)	(4,758,254)
Net increase (decrease)	113,091	1,560,808	$1,081,944	$16,436,342
Class I
Shares sold	284	12,287	$2,705	$125,000
Reinvestment of distributions	88	55	778	590
Net increase (decrease)	372	12,342	$3,483	$125,590
Class Z
Shares sold	1,977	11,964	$18,587	$121,029
Reinvestment of distributions	85	45	754	480
Shares redeemed	(690)	-	(6,266)	-
Net increase (decrease)	1,372	12,009	$13,075	$121,509

A For the period June 15, 2021 (commencement of operations) through May 31,2022.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Sustainable U.S. Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable U.S. Equity Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period from June 15, 2021 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from June 15, 2021 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 321 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023
Fidelity® Sustainable U.S. Equity Fund
Class A	1.15%
Actual		$ 1,000	$ 1,031.30	$ 5.82
Hypothetical-B		$ 1,000	$ 1,019.20	$ 5.79
Class M	1.40%
Actual		$ 1,000	$ 1,030.00	$ 7.09
Hypothetical-B		$ 1,000	$ 1,017.95	$ 7.04
Class C	1.90%
Actual		$ 1,000	$ 1,026.30	$ 9.60
Hypothetical-B		$ 1,000	$ 1,015.46	$ 9.55
Fidelity® Sustainable U.S. Equity Fund	.90%
Actual		$ 1,000	$ 1,032.70	$ 4.56
Hypothetical-B		$ 1,000	$ 1,020.44	$ 4.53
Class I	.90%
Actual		$ 1,000	$ 1,032.70	$ 4.56
Hypothetical-B		$ 1,000	$ 1,020.44	$ 4.53
Class Z	.75%
Actual		$ 1,000	$ 1,032.70	$ 3.80
Hypothetical-B		$ 1,000	$ 1,021.19	$ 3.78

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Class A, Class M, Class C, Fidelity Sustainable U.S. Equity Fund, Class I and Class Z shares designate 100% of the dividends distributed in July and December, 2022, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity Sustainable U.S. Equity Fund, Class I and Class Z shares designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts

Fidelity Sustainable U.S. Equity Fund

At its May 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for two months from June 1, 2023 through July 31, 2023. The Board determined that it will consider the annual renewal of the fund's Advisory Contracts for a full one year period in July 2023, following its review of additional materials provided by FMR.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board will consider the annual renewal for a full one year period in July 2023.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for two months from June 1, 2023 through July 31, 2023.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9901904.101
SUS-ANN-0723
SAMPLE FILING

Item 2.

Code of Ethics

As of the end of the period, May 31, 2023, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Agricultural Productivity Fund, Fidelity Climate Action Fund, Fidelity Disruptors Fund, Fidelity Sustainable U.S. Equity Fund, and Fidelity Water Sustainability Fund (the “Funds”):

Services Billed by Deloitte Entities

May 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Agricultural Productivity Fund	$30,600	$-	$7,400	$800
Fidelity Climate Action Fund	$38,900	$-	$7,400	$900
Fidelity Disruptors Fund	$28,600	$-	$7,500	$500
Fidelity Sustainable U.S. Equity Fund	$38,900	$-	$7,400	$900
Fidelity Water Sustainability Fund	$36,700	$-	$7,400	$900

May 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Agricultural Productivity Fund	$30,200	$-	$7,100	$700
Fidelity Climate Action Fund	$32,400	$-	$7,100	$800
Fidelity Disruptors Fund	$14,800	$-	$7,100	$400
Fidelity Sustainable U.S. Equity Fund	$32,400	$-	$7,100	$800
Fidelity Water Sustainability Fund	$39,300	$-	$7,300	$800

A Amounts may reflect rounding.

B Fidelity Climate Action Fund and Fidelity Sustainable U.S. Equity Fund commenced operations on June 15, 2021.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Disruptive Automation Fund, Fidelity Disruptive Communications Fund, Fidelity Disruptive Finance Fund, Fidelity Disruptive Medicine Fund, Fidelity Disruptive Technology Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund (the “Funds”):

Services Billed by PwC

May 31, 2023 FeesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Disruptive Automation Fund	$6,300	$3,200	$-	$1,100
Fidelity Disruptive Communications Fund	$6,300	$3,200	$-	$1,100
Fidelity Disruptive Finance Fund	$6,300	$3,200	$-	$1,100
Fidelity Disruptive Medicine Fund	$6,300	$3,200	$-	$1,100
Fidelity Disruptive Technology Fund	$6,300	$3,200	$-	$1,100
Fidelity SAI Sustainable Future Fund	$29,200	$2,400	$7,000	$800
Fidelity SAI Sustainable Sector Fund	$29,200	$2,400	$7,000	$800
Fidelity SAI Sustainable U.S. Equity Fund	$29,200	$2,400	$7,000	$800

May 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Disruptive Automation Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Communications Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Finance Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Medicine Fund	$34,100	$3,200	$7,600	$1,100
Fidelity Disruptive Technology Fund	$34,100	$3,200	$7,600	$1,100
Fidelity SAI Sustainable Future Fund	$20,400	$200	$6,100	$100
Fidelity SAI Sustainable Sector Fund	$20,400	$200	$6,100	$100
Fidelity SAI Sustainable U.S. Equity Fund	$20,400	$200	$6,100	$100

A Amounts may reflect rounding.

B Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund commenced operations on April 14, 2022.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	May 31, 2023A	May 31, 2022A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Climate Action Fund and Fidelity Sustainable U.S. Equity Fund’s commencement of operations.

Services Billed by PwC

	May 31, 2023A	May 31, 2022 A,B
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Sustainable Future Fund, Fidelity SAI Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2023A	May 31, 2022A,B
Deloitte Entities	$283,700	$496,800
PwC	$13,639,900	$13,363,900

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Climate Action Fund, Fidelity Sustainable U.S. Equity Fund, Fidelity SAI Sustainable Future Fund, Fidelity SAI

Sustainable Sector Fund, and Fidelity SAI Sustainable U.S. Equity Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 20, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 20, 2023

Form of Certification required from Principal Executive Officer and Principal Financial Officer in connection with each Form N

                                                      Exhibit EX-99.CERT

I, Stacie M. Smith, certify that:

1.

I have reviewed this report on Form N-CSR of Fidelity Summer Street Trust;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.

Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and

d.

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b.

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:

 July 20, 2023

/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

I, John J. Burke III, certify that:

1.

I have reviewed this report on Form N-CSR of Fidelity Summer Street Trust;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b.

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.

Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and

d.

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b.

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:

July 20, 2023

/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Exhibit 99

Exhibit EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Summer Street Trust (the “Trust”) on Form N-CSR to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Trust does hereby certify that, to the best of such officer’s knowledge:

1.

The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the periods presented in the Report.

Dated: July 20, 2023

/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Dated: July 20, 2023

/s/John J. Burke III
John J. Burke III
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Converted by EDGARwiz

EXHIBIT EX-99.CODE ETH

FIDELITY FUNDS’ CODE OF ETHICS FOR

PRESIDENT, TREASURER AND PRINCIPAL ACCOUNTING OFFICER

I.  Purposes of the Code/Covered Officers

This document constitutes the Code of Ethics (Code) adopted by the Fidelity Funds (Funds) pursuant to the provisions of Rule 30b2-1(a) under the Investment Company Act of 1940), which Rule implements Sections 406 of the Sarbanes-Oxley Act of 2002 with respect to registered investment companies.  The Code applies to the Fidelity Funds’ President and Treasurer, and Chief Financial Officer (Covered Officers).  Fidelity’s Ethics Office, a part of Corporate Compliance Group within Core Compliance, administers the Code.

The purposes of the Code are to deter wrongdoing and to promote, on the part of the Covered Officers:

•

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fidelity Funds submit to the Securities and Exchange Commission (SEC), and in other public communications by a Fidelity Fund;

•

compliance with applicable laws and governmental rules and regulations;

•

the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

•

accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.

Covered Officers Should Handle Ethically

Actual and Apparent Conflicts of Interest

Overview.  A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fidelity Funds.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fidelity Funds.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Fidelity Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (Investment Company Act) and the Investment Advisers Act of 1940 (Investment Advisers Act).  For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fidelity Fund because of their status as “affiliated persons” of the Fund.  Separate compliance programs and procedures of the Fidelity Funds, Fidelity Management & Research Company (FMR) and the other Fidelity companies are designed to prevent, or identify and correct, violations of these provisions.  This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fidelity Funds and FMR (or another Fidelity company) of which the Covered Officers are also officers or employees.  As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fidelity Funds, FMR or another Fidelity company), be involved in establishing policies and implementing decisions that have different effects on the Fidelity Funds, FMR and other Fidelity companies.  The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fidelity Funds and FMR (or another Fidelity company), and is consistent with the performance by the Covered Officers of their duties as officers of the Fidelity Funds.  Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically.  In addition, it is recognized by the Funds’ Board of Trustees (Board) that the Covered Officers also may be officers or employees of one or more other Fidelity Funds covered by this Code.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act.  The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive.  The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fidelity Fund.

*               *               *

Each Covered Officer must:

•

not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by any Fidelity Fund whereby the Covered Officer would benefit personally to the detriment of any Fidelity Fund;

•

not cause a Fidelity Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fidelity Fund;

•

not engage in any outside business activity, including serving as a director or trustee, that prevents the Covered Officer from devoting appropriate time and attention to the Covered Officer’s responsibilities with the Fidelity Funds;

•

not have a consulting or employment relationship with any of the Fidelity Funds’ service providers that are not affiliated with Fidelity; and

•

not retaliate against any employee or Covered Officer for reports of actual or potential misconduct, which are made in good faith.

With respect to other fact patterns, if a Covered Officer is in doubt, other potential conflict of interest situations should be described immediately to the Fidelity Ethics Office for resolution.  Similarly, any questions a Covered Officer has generally regarding the application or interpretation of the Code should be directed to the Fidelity Ethics Office immediately.

III.  Disclosure and Compliance

•

Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fidelity Funds.

•

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about any Fidelity Fund to others, whether within or outside Fidelity, including to the Board and auditors, and to governmental regulators and self-regulatory organizations;

•

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fidelity Funds, FMR and the Fidelity service providers, and with the Board’s Compliance Committee,  with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fidelity Funds file with, or submit to, the SEC and in other public communications made by the Fidelity Funds; and

•

It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.  Reporting and Accountability

Each Covered Officer must:

•

upon receipt of the Code, and annually thereafter, submit to the Fidelity Ethics Office an acknowledgement stating that he or she has received, read, and understands the Code; and

•

notify the Fidelity Ethics Office promptly if he or she knows of any violation of the Code.  Failure to do so is itself a violation of this Code.

The Fidelity Ethics Office shall take all action it considers appropriate to investigate any actual or potential violations reported to it.  Upon completion of the investigation, if necessary, the matter will be reviewed with senior management or other appropriate parties, and a determination will be made as to whether any action should be taken as detailed below.  The Covered Officer will be informed of any action determined to be appropriate.  The Fidelity Ethics Office will inform the Personal Trading Committee of all Code violations and actions taken in response.  Without implied limitation, appropriate remedial, disciplinary or preventive action may include a written warning, a letter of censure, suspension, dismissal or, in the event of criminal or other serious violations of law, notification of the SEC or other appropriate law enforcement authorities.  Additionally, other legal remedies may be pursued.

The policies and procedures described in the Code do not create any obligations to any person or entity other than the Fidelity Funds.  The Code is intended solely for the internal use by the Fidelity Funds and does not constitute a promise, contract or an admission by or on behalf of any Fidelity Fund as to any fact, circumstance, or legal conclusion.  The Fidelity Funds, the Fidelity companies and the Fidelity Chief Ethics Officer retain the discretion to decide whether the Code applies to a specific situation, and how it should be interpreted.

V.  Oversight

Material violations of this Code will be reported promptly by FMR to the Board’s Compliance Committee.  In addition, at least once each year, FMR will provide a written report to the Board, which describes any issues arising under the Code since the last report to the Board, including, but not limited to, information about material violations of the Code and action taken in response to the material violations.

VI.  Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Fidelity Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder.  Other Fidelity policies or procedures that cover the behavior or activities of Covered Officers are separate requirements applying to the Covered Officers (and others), and are not part of this Code.

VII.  Amendments

Any material amendments or changes to this Code must be approved or ratified by a majority vote of the Board, including a majority of the Trustees who are not interested persons of the Fidelity Funds.

VIII.  Records and Confidentiality

Records of any violation of the Code and of the actions taken as a result of such violations will be kept by the Fidelity Ethics Office.  All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly.  Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fidelity Ethics Office, the Personal Trading Committee, the Board, appropriate personnel at the relevant Fidelity company or companies and the legal counsel of any or all of the foregoing.